American General

Life Companies

Separate Account D

American General Life Insurance Company

2020

Annual Report

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and the Contract Owners of Separate Account D.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts of Separate Account D indicated in the table below as of December 31, 2020, and the related statements of operations and changes in net assets for each of the two years in the period then ended or each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of Separate Account D as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for the two years in the period then ended or each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

American Century VP Value Fund Class I	BNY Mellon VIF Quality Bond Portfolio Initial Shares (1) (4)
BNY Mellon IP MidCap Stock Portfolio Initial Shares	Fidelity VIP Growth Portfolio Initial Class (9)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	Fidelity VIP Growth Portfolio Service Class 2
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	Fidelity VIP High Income Portfolio Initial Class (9)
Fidelity VIP Asset Manager Portfolio Initial Class (9)	Fidelity VIP Index 500 Portfolio Initial Class (9)
Fidelity VIP Asset Manager Portfolio Service Class 2	Fidelity VIP Investment Grade Bond Portfolio Initial Class (9)
Fidelity VIP Contrafund Portfolio Initial Class (9)	Fidelity VIP Overseas Portfolio Initial Class (9)
Fidelity VIP Contrafund Portfolio Service Class 2	FTVIP Templeton Foreign VIP Fund Class 2 (8)
Fidelity VIP Equity-Income Portfolio Initial Class (9)	Invesco Government Money Market Fund Class AX
Fidelity VIP Equity-Income Portfolio Service Class 2	Invesco High Yield Fund Class A
Fidelity VIP Government Money Market Portfolio Initial Class (9)	Invesco V.I. Core Equity Fund Series I (8)
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2 (8)	Invesco V.I. Core Plus Bond Fund Series I (8)
FTVIP Templeton Developing Markets VIP Fund Class 2 (8)	Invesco V.I. Global Core Equity Fund Series I
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	Invesco V.I. Government Securities Fund Series I
Invesco Comstock Fund Class A	Invesco V.I. Growth and Income Fund Series I
Invesco Corporate Bond Fund Class A (5)	Invesco V.I. High Yield Fund Series I
Invesco Oppenheimer V.I. Capital Appreciation Fund Series I (8)	Invesco V.I. International Growth Fund Series I (8)
Invesco Oppenheimer V.I. Global Strategic Income Fund Series I (8)	Janus Henderson Overseas Portfolio Service Shares (8)
Invesco Oppenheimer V.I. Main Street Fund Series I (8)	Janus Henderson Research Portfolio Service Shares (8)
Invesco Oppenheimer V.I. Main Street Small Cap Fund Series I (8)	JPMorgan Insurance Trust Small Cap Core Portfolio Class 1
Invesco V.I. American Franchise Fund Series I (8)	JPMorgan Insurance Trust U.S. Equity Portfolio Class 1 (8)

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002

T: (713) 356 4000, F: (713) 356 4717, www.pwc.com/us

Invesco V.I. American Value Fund Series I	MFS VIT Research Series Initial Class (9)
Invesco V.I. Comstock Fund Series I	MFS VIT Total Return Series Initial Class (9)
Janus Henderson Enterprise Portfolio Service Shares	MFS VIT Utilities Series Initial Class (9)
Janus Henderson Global Research Portfolio Service Shares	Morgan Stanley VIF Growth Portfolio Class I
JPMorgan Insurance Trust Core Bond Portfolio Class 1 (8)	Morgan Stanley VIF U.S. Real Estate Portfolio Class I
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1 (8)	PIMCO Total Return Portfolio Administrative Class
MFS VIT Growth Series Initial Class (9)	Pioneer Select Mid Cap Growth VCT Portfolio Class I
MFS VIT Investors Trust Series Initial Class (9)	PVC SAM Balanced Portfolio Class 1
MFS VIT New Discovery Series Initial Class	PVC SAM Conservative Balanced Portfolio Class 1
MFS VIT II Core Equity Portfolio Initial Class (8) (9)	PVC SAM Conservative Growth Portfolio Class 1
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	PVC SAM Flexible Income Portfolio Class 1
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	PVC SAM Strategic Growth Portfolio Class 1
Morgan Stanley VIF Global Strategist Portfolio Class I	PVC Short-Term Income Account Class 1
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	PVC SmallCap Account Class 1
PIMCO Real Return Portfolio Administrative Class	Putnam VT International Value Fund Class IB
PIMCO Short-Term Portfolio Administrative Class	VALIC Company I International Socially Responsible Fund (5)
Pioneer Fund VCT Portfolio Class I	VALIC Company I Mid Cap Index Fund (7)
PVC Core Plus Bond Account Class 1	VALIC Company I Nasdaq-100 Index Fund
PVC Diversified International Account Class 1	VALIC Company I Science & Technology Fund (8)
PVC Equity Income Account Class 1	VALIC Company I Small Cap Index Fund
PVC Government & High Quality Bond Account Class 1	VALIC Company I Stock Index Fund (6) (7) (8)
PVC Income Account Class 1 (2) (4)	VALIC Company I Systematic Core Fund (8)
PVC LargeCap Growth Account I Class 1	VALIC Company II Strategic Bond Fund (8)
PVC LargeCap Growth Account Class 1 (3) (4)	VALIC Company I Dividend Value Fund (5)
PVC Principal Capital Appreciation Account Class 1	VALIC Company I Government Money Market I Fund (6) (8)
Putnam VT Equity Income Fund Class IB	VALIC Company I Government Securities Fund (7) (8)
Putnam VT Global Equity Fund Class IB (8)	VALIC Company I Health Sciences Fund
Royce Small-Cap Portfolio Investment Class	VALIC Company I International Equities Index Fund (8)
VALIC Company I Asset Allocation Fund (5)	VALIC Company II High Yield Bond Fund (8)
VALIC Company I Blue Chip Growth Fund	VALIC Company II Mid Cap Value Fund (8)
VALIC Company I Capital Conservation Fund (5)

(1)	For the periods January 1, 2019 to December 31, 2019 and January 1, 2020 to April 30, 2020 (cessation of operations).
(2)	The PVC Income Account, in operation for the period January 1, 2019 to June 7, 2019 (cessation of operations) merged into the PVC Core Plus Bond Account, in operation for the period June 7, 2019 (commencement of operations) to December 31, 2019 and January 1, 2020 to December 31, 2020.
(3)	The PVC Large Cap Growth Account, in operation for the periods January 1, 2019 to June 7, 2019 (cessation of operations) merged into the PVC Large Cap Growth Account I, in operation for the period June 7, 2019 (commencement of operations) to December 31, 2019 and January 1, 2020 to December 31, 2020.
(4)	Where there was a cessation of operations, only a statement of operations and changes in net assets is included for the respective periods presented.
(5)	There is no respective statement of assets and liabilities and statement of operations and changes in net assets, since there was no activity for the periods presented.

2

(6)	On November 29, 2019 sub-accounts of Separate Account VA-2 merged into the Separate Account D. Statements of operations and changes in net assets includes activity for the period November 29, 2019 (merger date) through December 31, 2019 for the merged sub-accounts.
(7)	On November 29, 2019 sub-accounts of Separate Account A merged into the Separate Account D. Statements of operations and changes in net assets includes activity for the period November 29, 2019 (merger date) through December 31, 2019 for the merged sub-accounts.
(8)	On November 29, 2019 sub-accounts of AG Separate Account A merged into the Separate Account D. Statements of operations and changes in net assets includes activity for the period November 29, 2019 (merger date) through December 31, 2019 for the merged sub-accounts.
(9)	On November 29, 2019 sub-accounts of Separate Account VA-1 merged into the Separate Account D. Statements of operations and changes in net assets includes activity for the period November 29, 2019 (merger date) through December 31, 2019 for the merged sub-accounts.

Basis for Opinions

These financial statements are the responsibility of American General Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of Separate Account D based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of Separate Account D in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds and the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 23, 2021

We have served as the auditor of one or more of the sub-accounts of American General Life Insurance Company since at least 1994. We have not been able to determine the specific year we began serving as auditor.

3

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

Sub-accounts	Investments at Fair Value	Due from (to) Company’s General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves
American Century VP Value Fund Class I	$237,822	$-	$237,822	$-	$237,822	$237,822
BNY Mellon IP MidCap Stock Portfolio Initial Shares	83,379	-	83,379	-	83,379	83,379
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	279,255	-	279,255	-	279,255	279,255
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	187,900	-	187,900	-	187,900	187,900
Fidelity VIP Asset Manager Portfolio Initial Class	469,974	-	469,974	-	469,974	469,974
Fidelity VIP Asset Manager Portfolio Service Class 2	76,160	-	76,160	-	76,160	76,160
Fidelity VIP Contrafund Portfolio Initial Class	1,684,415	-	1,684,415	-	1,684,415	1,684,415
Fidelity VIP Contrafund Portfolio Service Class 2	640,809	-	640,809	-	640,809	640,809
Fidelity VIP Equity-Income Portfolio Initial Class	957,102	-	957,102	-	957,102	957,102
Fidelity VIP Equity-Income Portfolio Service Class 2	292,850	-	292,850	-	292,850	292,850
Fidelity VIP Government Money Market Portfolio Initial Class	846,869	-	846,869	-	846,869	846,869
Fidelity VIP Growth Portfolio Initial Class	1,468,030	-	1,468,030	-	1,468,030	1,468,030
Fidelity VIP Growth Portfolio Service Class 2	472,325	-	472,325	-	472,325	472,325
Fidelity VIP High Income Portfolio Initial Class	51,343	-	51,343	-	51,343	51,343
Fidelity VIP Index 500 Portfolio Initial Class	2,204,724	-	2,204,724	-	2,204,724	2,204,724
Fidelity VIP Investment Grade Bond Portfolio Initial Class	198,824	-	198,824	-	198,824	198,824
Fidelity VIP Overseas Portfolio Initial Class	109,419	-	109,419	-	109,419	109,419
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	1,002,017	-	1,002,017	-	1,002,017	1,002,017
FTVIP Templeton Developing Markets VIP Fund Class 2	416,486	-	416,486	-	416,486	416,486
FTVIP Templeton Foreign VIP Fund Class 2	301,749	-	301,749	-	301,749	301,749
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	46,985	-	46,985	-	46,985	46,985
Invesco Comstock Fund Class A	1,652,135	(1,000)	1,651,135	-	1,651,135	1,651,135
Invesco Government Money Market Fund Class AX	35,753	(991)	34,762	-	34,762	34,762
Invesco High Yield Fund Class A	453,844	-	453,844	-	453,844	453,844
Invesco Oppenheimer V.I. Capital Appreciation Fund Series I	2,976,885	-	2,976,885	-	2,976,885	2,976,885
Invesco Oppenheimer V.I. Global Strategic Income Fund Series I	218,082	-	218,082	-	218,082	218,082
Invesco Oppenheimer V.I. Main Street Fund Series I	3,805,136	-	3,805,136	-	3,805,136	3,805,136
Invesco Oppenheimer V.I. Main Street Small Cap Fund Series I	1,024,917	-	1,024,917	-	1,024,917	1,024,917
Invesco V.I. American Franchise Fund Series I	13,177,334	(37,410)	13,139,924	960,574	12,179,350	13,139,924
Invesco V.I. American Value Fund Series I	2,150,932	-	2,150,932	-	2,150,932	2,150,932
Invesco V.I. Comstock Fund Series I	1,299,444	-	1,299,444	-	1,299,444	1,299,444
Invesco V.I. Core Equity Fund Series I	2,456,755	-	2,456,755	-	2,456,755	2,456,755
Invesco V.I. Core Plus Bond Fund Series I	226,306	-	226,306	-	226,306	226,306
Invesco V.I. Global Core Equity Fund Series I	724,669	-	724,669	-	724,669	724,669
Invesco V.I. Government Securities Fund Series I	664,204	(83)	664,121	1,857	662,264	664,121
Invesco V.I. Growth and Income Fund Series I	6,873,439	-	6,873,439	-	6,873,439	6,873,439
Invesco V.I. High Yield Fund Series I	302,200	-	302,200	-	302,200	302,200
Invesco V.I. International Growth Fund Series I	1,253,638	-	1,253,638	-	1,253,638	1,253,638
Janus Henderson Enterprise Portfolio Service Shares	128,184	-	128,184	-	128,184	128,184
Janus Henderson Global Research Portfolio Service Shares	30,288	-	30,288	-	30,288	30,288
Janus Henderson Overseas Portfolio Service Shares	360,869	-	360,869	-	360,869	360,869
Janus Henderson Research Portfolio Service Shares	283,112	-	283,112	-	283,112	283,112
JPMorgan Insurance Trust Core Bond Portfolio Class 1	3,247,368	-	3,247,368	-	3,247,368	3,247,368
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	1,612,396	-	1,612,396	-	1,612,396	1,612,396
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	65,111	-	65,111	-	65,111	65,111
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	2,491,265	-	2,491,265	-	2,491,265	2,491,265
MFS VIT Growth Series Initial Class	1,812,058	-	1,812,058	-	1,812,058	1,812,058
MFS VIT Investors Trust Series Initial Class	454,810	-	454,810	-	454,810	454,810
MFS VIT New Discovery Series Initial Class	154,868	-	154,868	-	154,868	154,868
MFS VIT Research Series Initial Class	941,033	-	941,033	-	941,033	941,033
MFS VIT Total Return Series Initial Class	891,581	-	891,581	-	891,581	891,581
MFS VIT Utilities Series Initial Class	967,188	-	967,188	-	967,188	967,188
MFS VIT II Core Equity Portfolio Initial Class	2,012,851	-	2,012,851	-	2,012,851	2,012,851
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	762,519	-	762,519	-	762,519	762,519
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	915,588	-	915,588	-	915,588	915,588
Morgan Stanley VIF Global Strategist Portfolio Class I	324,463	-	324,463	-	324,463	324,463
Morgan Stanley VIF Growth Portfolio Class I	4,227,812	-	4,227,812	-	4,227,812	4,227,812
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	394,509	-	394,509	-	394,509	394,509
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	83,309	-	83,309	-	83,309	83,309
PIMCO Real Return Portfolio Administrative Class	159,800	-	159,800	-	159,800	159,800
PIMCO Short-Term Portfolio Administrative Class	29,985	-	29,985	-	29,985	29,985
PIMCO Total Return Portfolio Administrative Class	305,572	-	305,572	-	305,572	305,572
Pioneer Fund VCT Portfolio Class I	170,181	-	170,181	-	170,181	170,181
Pioneer Select Mid Cap Growth VCT Portfolio Class I	363,542	-	363,542	-	363,542	363,542

The accompanying Notes to Financial Statements are an integral part of this statement.

1

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

Sub-accounts	Investments at Fair Value	Due from (to) Company’s General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves
PVC Core Plus Bond Account Class 1	$1,643,910	$-	$1,643,910	$-	$1,643,910	$1,643,910
PVC Diversified International Account Class 1	1,497,277	-	1,497,277	-	1,497,277	1,497,277
PVC Equity Income Account Class 1	2,802,628	-	2,802,628	-	2,802,628	2,802,628
PVC Government & High Quality Bond Account Class 1	801,961	-	801,961	-	801,961	801,961
PVC LargeCap Growth Account I Class 1	11,071,214	-	11,071,214	-	11,071,214	11,071,214
PVC Principal Capital Appreciation Account Class 1	10,627,932	-	10,627,932	-	10,627,932	10,627,932
PVC SAM Balanced Portfolio Class 1	14,863,763	-	14,863,763	-	14,863,763	14,863,763
PVC SAM Conservative Balanced Portfolio Class 1	466,703	-	466,703	-	466,703	466,703
PVC SAM Conservative Growth Portfolio Class 1	15,713,813	-	15,713,813	-	15,713,813	15,713,813
PVC SAM Flexible Income Portfolio Class 1	1,686,241	-	1,686,241	-	1,686,241	1,686,241
PVC SAM Strategic Growth Portfolio Class 1	6,211,677	-	6,211,677	-	6,211,677	6,211,677
PVC Short-Term Income Account Class 1	394,527	-	394,527	-	394,527	394,527
PVC SmallCap Account Class 1	3,378,994	-	3,378,994	-	3,378,994	3,378,994
Putnam VT Equity Income Fund Class IB	378,684	-	378,684	-	378,684	378,684
Putnam VT Global Equity Fund Class IB	145,985	-	145,985	-	145,985	145,985
Putnam VT International Value Fund Class IB	53,866	-	53,866	-	53,866	53,866
Royce Small-Cap Portfolio Investment Class	114,586	-	114,586	-	114,586	114,586
VALIC Company I Blue Chip Growth Fund	64,108	-	64,108	-	64,108	64,108
VALIC Company I Government Money Market I Fund	4,483,028	-	4,483,028	-	4,483,028	4,483,028
VALIC Company I Government Securities Fund	741,288	-	741,288	-	741,288	741,288
VALIC Company I Health Sciences Fund	162,123	-	162,123	-	162,123	162,123
VALIC Company I International Equities Index Fund	677,700	-	677,700	-	677,700	677,700
VALIC Company I Mid Cap Index Fund	958,448	-	958,448	-	958,448	958,448
VALIC Company I Nasdaq-100 Index Fund	180,161	-	180,161	-	180,161	180,161
VALIC Company I Science & Technology Fund	277,251	-	277,251	-	277,251	277,251
VALIC Company I Small Cap Index Fund	150,934	-	150,934	-	150,934	150,934
VALIC Company I Stock Index Fund	19,495,506	(114,377)	19,381,129	1,094,260	18,286,869	19,381,129
VALIC Company I Systematic Core Fund	3,098,014	-	3,098,014	-	3,098,014	3,098,014
VALIC Company II High Yield Bond Fund	68,618	-	68,618	-	68,618	68,618
VALIC Company II Mid Cap Value Fund	2,126,952	-	2,126,952	-	2,126,952	2,126,952
VALIC Company II Strategic Bond Fund	239,708	-	239,708	-	239,708	239,708

The accompanying Notes to Financial Statements are an integral part of this statement.

2

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2020

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
American Century VP Value Fund Class I	21,291	$11.17	$237,822	$144,617	1
BNY Mellon IP MidCap Stock Portfolio Initial Shares	4,184	19.93	83,379	72,581	1
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	5,911	47.24	279,255	202,948	1
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	3,784	49.66	187,900	146,186	1
Fidelity VIP Asset Manager Portfolio Initial Class	27,581	17.04	469,974	419,955	1
Fidelity VIP Asset Manager Portfolio Service Class 2	4,599	16.56	76,160	67,286	1
Fidelity VIP Contrafund Portfolio Initial Class	34,968	48.17	1,684,415	1,047,325	1
Fidelity VIP Contrafund Portfolio Service Class 2	13,713	46.73	640,809	410,264	1
Fidelity VIP Equity-Income Portfolio Initial Class	40,046	23.90	957,102	854,925	1
Fidelity VIP Equity-Income Portfolio Service Class 2	12,634	23.18	292,850	264,309	1
Fidelity VIP Government Money Market Portfolio Initial Class	846,869	1.00	846,869	846,869	1
Fidelity VIP Growth Portfolio Initial Class	14,253	103.00	1,468,030	797,023	1
Fidelity VIP Growth Portfolio Service Class 2	4,696	100.58	472,325	248,984	1
Fidelity VIP High Income Portfolio Initial Class	9,669	5.31	51,343	51,106	1
Fidelity VIP Index 500 Portfolio Initial Class	5,933	371.59	2,204,724	1,000,417	1
Fidelity VIP Investment Grade Bond Portfolio Initial Class	14,111	14.09	198,824	180,980	1
Fidelity VIP Overseas Portfolio Initial Class	4,126	26.52	109,419	76,216	1
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	43,359	23.11	1,002,017	788,859	1
FTVIP Templeton Developing Markets VIP Fund Class 2	35,781	11.64	416,486	304,824	1
FTVIP Templeton Foreign VIP Fund Class 2	22,722	13.28	301,749	311,229	1
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	3,045	15.43	46,985	37,218	1
Invesco Comstock Fund Class A	68,129	24.25	1,652,135	1,240,813	1
Invesco Government Money Market Fund Class AX	35,753	1.00	35,753	35,753	1
Invesco High Yield Fund Class A	113,745	3.99	453,844	465,242	1
Invesco Oppenheimer V.I. Capital Appreciation Fund Series I	42,321	70.34	2,976,885	2,194,686	1
Invesco Oppenheimer V.I. Global Strategic Income Fund Series I	45,058	4.84	218,082	229,423	1
Invesco Oppenheimer V.I. Main Street Fund Series I	127,220	29.91	3,805,136	3,430,000	1
Invesco Oppenheimer V.I. Main Street Small Cap Fund Series I	37,378	27.42	1,024,917	845,599	1
Invesco V.I. American Franchise Fund Series I	147,894	89.10	13,177,334	8,049,352	1
Invesco V.I. American Value Fund Series I	136,135	15.80	2,150,932	2,263,980	1
Invesco V.I. Comstock Fund Series I	80,561	16.13	1,299,444	1,397,903	1
Invesco V.I. Core Equity Fund Series I	80,735	30.43	2,456,755	2,540,167	1
Invesco V.I. Core Plus Bond Fund Series I	32,656	6.93	226,306	205,294	1
Invesco V.I. Global Core Equity Fund Series I	63,070	11.49	724,669	523,493	1
Invesco V.I. Government Securities Fund Series I	55,166	12.04	664,204	649,709	1
Invesco V.I. Growth and Income Fund Series I	367,171	18.72	6,873,439	7,387,639	1
Invesco V.I. High Yield Fund Series I	57,452	5.26	302,200	311,107	1
Invesco V.I. International Growth Fund Series I	29,484	42.52	1,253,638	970,193	1
Janus Henderson Enterprise Portfolio Service Shares	1,466	87.46	128,184	83,596	1
Janus Henderson Global Research Portfolio Service Shares	489	62.00	30,288	19,389	1
Janus Henderson Overseas Portfolio Service Shares	9,865	36.58	360,869	305,611	1
Janus Henderson Research Portfolio Service Shares	5,925	47.78	283,112	188,868	1
JPMorgan Insurance Trust Core Bond Portfolio Class 1	273,347	11.88	3,247,368	3,035,182	1
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	148,062	10.89	1,612,396	1,593,908	1
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	2,701	24.11	65,111	51,031	1
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	66,611	37.40	2,491,265	1,702,694	1
MFS VIT Growth Series Initial Class	24,550	73.81	1,812,058	1,030,720	1
MFS VIT Investors Trust Series Initial Class	12,437	36.57	454,810	332,869	1
MFS VIT New Discovery Series Initial Class	5,744	26.96	154,868	101,587	1
MFS VIT Research Series Initial Class	28,629	32.87	941,033	704,205	1
MFS VIT Total Return Series Initial Class	34,265	26.02	891,581	729,577	1
MFS VIT Utilities Series Initial Class	27,376	35.33	967,188	815,252	1
MFS VIT II Core Equity Portfolio Initial Class	72,197	27.88	2,012,851	1,682,089	1
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	65,061	11.72	762,519	698,692	1
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	51,641	17.73	915,588	761,459	1
Morgan Stanley VIF Global Strategist Portfolio Class I	29,524	10.99	324,463	309,180	1
Morgan Stanley VIF Growth Portfolio Class I	60,200	70.23	4,227,812	2,294,670	1
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	23,030	17.13	394,509	425,681	1
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	2,093	39.80	83,309	50,901	1
PIMCO Real Return Portfolio Administrative Class	11,480	13.92	159,800	152,362	1
PIMCO Short-Term Portfolio Administrative Class	2,878	10.42	29,985	29,579	1
PIMCO Total Return Portfolio Administrative Class	26,365	11.59	305,572	296,274	1
Pioneer Fund VCT Portfolio Class I	10,112	16.83	170,181	158,885	1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

3

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2020

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
Pioneer Select Mid Cap Growth VCT Portfolio Class I	9,689	$37.52	$363,542	$256,036	1
PVC Core Plus Bond Account Class 1	135,301	12.15	1,643,910	1,552,815	1
PVC Diversified International Account Class 1	84,259	17.77	1,497,277	1,121,868	1
PVC Equity Income Account Class 1	98,200	28.54	2,802,628	2,112,458	1
PVC Government & High Quality Bond Account Class 1	81,583	9.83	801,961	831,113	1
PVC LargeCap Growth Account I Class 1	228,461	48.46	11,071,214	8,257,796	1
PVC Principal Capital Appreciation Account Class 1	309,852	34.30	10,627,932	7,774,894	1
PVC SAM Balanced Portfolio Class 1	900,289	16.51	14,863,763	13,857,931	1
PVC SAM Conservative Balanced Portfolio Class 1	36,461	12.80	466,703	434,288	1
PVC SAM Conservative Growth Portfolio Class 1	722,474	21.75	15,713,813	12,735,100	1
PVC SAM Flexible Income Portfolio Class 1	131,635	12.81	1,686,241	1,674,594	1
PVC SAM Strategic Growth Portfolio Class 1	256,999	24.17	6,211,677	5,307,213	1
PVC Short-Term Income Account Class 1	151,741	2.60	394,527	387,733	1
PVC SmallCap Account Class 1	195,770	17.26	3,378,994	2,916,335	1
Putnam VT Equity Income Fund Class IB	14,845	25.51	378,684	340,830	1
Putnam VT Global Equity Fund Class IB	6,857	21.29	145,985	104,321	1
Putnam VT International Value Fund Class IB	5,266	10.23	53,866	46,805	1
Royce Small-Cap Portfolio Investment Class	15,464	7.41	114,586	130,344	1
VALIC Company I Blue Chip Growth Fund	2,445	26.22	64,108	38,902	1
VALIC Company I Government Money Market I Fund	4,483,028	1.00	4,483,028	4,483,031	1
VALIC Company I Government Securities Fund	65,717	11.28	741,288	710,074	1
VALIC Company I Health Sciences Fund	5,859	27.67	162,123	112,433	1
VALIC Company I International Equities Index Fund	87,445	7.75	677,700	545,171	1
VALIC Company I Mid Cap Index Fund	35,057	27.34	958,448	814,159	1
VALIC Company I Nasdaq-100 Index Fund	7,300	24.68	180,161	121,105	1
VALIC Company I Science & Technology Fund	6,575	42.17	277,251	155,983	1
VALIC Company I Small Cap Index Fund	7,027	21.48	150,934	123,417	1
VALIC Company I Stock Index Fund	389,210	50.09	19,495,506	12,574,967	1
VALIC Company I Systematic Core Fund	118,380	26.17	3,098,014	1,852,520	1
VALIC Company II High Yield Bond Fund	8,741	7.85	68,618	64,544	1
VALIC Company II Mid Cap Value Fund	114,970	18.50	2,126,952	2,257,667	1
VALIC Company II Strategic Bond Fund	20,211	11.86	239,708	227,571	1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

4

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	American Century VP Value Fund Class I	BNY Mellon IP MidCap Stock Portfolio Initial Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	BNY Mellon VIF Quality Bond Portfolio Initial Shares
For the Year Ended December 31, 2020
From operations:
Dividends	$4,804	$567	$2,658	$1,036	$1,053
Mortality and expense risk and administrative charges	(2,805)	(931)	(3,271)	(2,045)	(697)
Net investment income (loss)	1,999	(364)	(613)	(1,009)	356
Net realized gain (loss)	3,637	222	4,057	2,966	7,271
Capital gain distribution from mutual funds	5,518	-	2,884	-	-
Change in unrealized appreciation (depreciation) of investments	(13,739)	5,346	44,520	23,767	(3,043)
Increase (decrease) in net assets from operations	(2,585)	5,204	50,848	25,724	4,584

From contract transactions:
Payments for contract benefits or terminations	(6,221)	-	(12,686)	(11,290)	(11,158)
Transfers between sub-accounts (including fixed account), net	1	-	1	(2,677)	(171,938)
Increase (decrease) in net assets from contract transactions	(6,220)	-	(12,685)	(13,967)	(183,096)

Increase (decrease) in net assets	(8,805)	5,204	38,163	11,757	(178,512)
Net assets at beginning of period	246,627	78,175	241,092	176,143	178,512
Net assets at end of period	$237,822	$83,379	$279,255	$187,900	$-

Beginning units	6,906	2,742	12,163	7,425	9,640
Units issued	-	-	-	-	-
Units redeemed	(222)	-	(661)	(729)	(9,640)
Ending units	6,684	2,742	11,502	6,696	-

For the Year Ended December 31, 2019
From operations:
Dividends	$5,095	$503	$3,428	$-	$3,411
Mortality and expense risk and administrative charges	(3,259)	(1,018)	(3,074)	(2,407)	(2,504)
Net investment income (loss)	1,836	(515)	354	(2,407)	907
Net realized gain (loss)	20,358	3,585	5,715	8,957	(69)
Capital gain distribution from mutual funds	14,441	5,567	7,585	32,006	-
Change in unrealized appreciation (depreciation) of investments	16,620	4,633	49,774	(6,402)	10,886
Increase (decrease) in net assets from operations	53,255	13,270	63,428	32,154	11,724

From contract transactions:
Payments for contract benefits or terminations	(39,582)	(10,999)	(25,015)	(27,423)	(27,344)
Transfers between sub-accounts (including fixed account), net	-	-	1	3,243	(426)
Increase (decrease) in net assets from contract transactions	(39,582)	(10,999)	(25,014)	(24,180)	(27,770)

Increase (decrease) in net assets	13,673	2,271	38,414	7,974	(16,046)
Net assets at beginning of period	232,954	75,904	202,678	168,169	194,558
Net assets at end of period	$246,627	$78,175	$241,092	$176,143	$178,512

Beginning units	8,175	3,156	13,554	8,517	11,189
Units issued	-	-	-	146	89
Units redeemed	(1,269)	(414)	(1,391)	(1,238)	(1,638)
Ending units	6,906	2,742	12,163	7,425	9,640

The accompanying Notes to Financial Statements are an integral part of this statement.

5

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Asset Manager Portfolio Service Class 2	Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Equity-Income Portfolio Initial Class
For the Year Ended December 31, 2020
From operations:
Dividends	$6,436	$895	$3,633	$450	$15,615
Mortality and expense risk and administrative charges	(5,999)	(919)	(20,509)	(7,667)	(11,886)
Net investment income (loss)	437	(24)	(16,876)	(7,217)	3,729
Net realized gain (loss)	383	103	34,590	25,232	6,357
Capital gain distribution from mutual funds	5,550	928	7,386	3,053	38,853
Change in unrealized appreciation (depreciation) of investments	47,648	7,773	356,671	123,072	(3,383)
Increase (decrease) in net assets from operations	54,018	8,780	381,771	144,140	45,556

From contract transactions:
Payments received from contract owners	-	-	230	-	50
Payments for contract benefits or terminations	(8,859)	(954)	(35,763)	(43,639)	(34,254)
Transfers between sub-accounts (including fixed account), net	4,541	(1)	(18,468)	2,733	3,960
Increase (decrease) in net assets from contract transactions	(4,318)	(955)	(54,001)	(40,906)	(30,244)

Increase (decrease) in net assets	49,700	7,825	327,770	103,234	15,312
Net assets at beginning of period	420,274	68,335	1,356,645	537,575	941,790
Net assets at end of period	$469,974	$76,160	$1,684,415	$640,809	$957,102

Beginning units	41,770	3,650	45,532	16,855	51,908
Units issued	551	-	45	387	379
Units redeemed	(936)	(50)	(1,669)	(1,605)	(2,147)
Ending units	41,385	3,600	43,908	15,637	50,140

For the Year Ended December 31, 2019
From operations:
Dividends	$7,179	$1,047	$4,635	$1,079	$14,285
Mortality and expense risk and administrative charges	(1,935)	(867)	(1,644)	(6,701)	(1,141)
Net investment income (loss)	5,244	180	2,991	(5,622)	13,144
Net realized gain (loss)	25	(8)	6,522	14,227	2,426
Capital gain distribution from mutual funds	4,541	2,702	-	56,411	1,639
Change in unrealized appreciation (depreciation) of investments	11,274	6,770	21,472	61,061	7,966
Increase (decrease) in net assets from operations	21,084	9,644	30,985	126,077	25,175

From contract transactions:
Payments received from contract owners	-	-	15	-	-
Payments for contract benefits or terminations	(132)	(67)	(14,826)	(32,629)	(11,168)
Transfers between sub-accounts (including fixed account), net	988	1	(970)	(1,134)	237
Increase (decrease) in net assets from contract transactions	856	(66)	(15,781)	(33,763)	(10,931)

Increase in net assets from separate account merger	306,474	-	1,341,441	-	927,546

Increase (decrease) in net assets	328,414	9,578	1,356,645	92,314	941,790
Net assets at beginning of period	91,860	58,757	-	445,261	-
Net assets at end of period	$420,274	$68,335	$1,356,645	$537,575	$941,790

Beginning units	19,081	3,654	-	18,081	-
Units issued	72	-	1	165	13
Units redeemed	(18)	(4)	(548)	(1,391)	(639)
Units transferred in from separate account merger	22,635	-	46,079	-	52,534
Ending units	41,770	3,650	45,532	16,855	51,908

 The accompanying Notes to Financial Statements are an integral part of this statement.

6

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Equity-Income Portfolio Service Class 2	Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Growth Portfolio Initial Class	Fidelity VIP Growth Portfolio Service Class 2	Fidelity VIP High Income Portfolio Initial Class
For the Year Ended December 31, 2020
From operations:
Dividends	$4,373	$2,579	$896	$155	$2,671
Mortality and expense risk and administrative charges	(3,603)	(12,457)	(17,189)	(5,241)	(801)
Net investment income (loss)	770	(9,878)	(16,293)	(5,086)	1,870
Net realized gain (loss)	737	-	56,630	9,797	(3,181)
Capital gain distribution from mutual funds	12,886	-	114,370	35,945	-
Change in unrealized appreciation (depreciation) of investments	(2,905)	-	289,106	100,284	775
Increase (decrease) in net assets from operations	11,488	(9,878)	443,813	140,940	(536)

From contract transactions:
Payments received from contract owners	-	-	10,417	-	-
Payments for contract benefits or terminations	(14,799)	(7,238)	(71,146)	(11,203)	(20,589)
Transfers between sub-accounts (including fixed account), net	807	62,832	(7,812)	(1)	(5,876)
Increase (decrease) in net assets from contract transactions	(13,992)	55,594	(68,541)	(11,204)	(26,465)

Increase (decrease) in net assets	(2,504)	45,716	375,272	129,736	(27,001)
Net assets at beginning of period	295,354	801,153	1,092,758	342,589	78,344
Net assets at end of period	$292,850	$846,869	$1,468,030	$472,325	$51,343

Beginning units	12,607	84,148	46,153	15,949	7,321
Units issued	444	61,706	365	-	-
Units redeemed	(1,148)	(56,971)	(2,821)	(423)	(2,585)
Ending units	11,903	88,883	43,697	15,526	4,736

For the Year Ended December 31, 2019
From operations:
Dividends	$5,151	$15,308	$1,717	$192	$3,292
Mortality and expense risk and administrative charges	(4,044)	(10,805)	(1,323)	(4,660)	(95)
Net investment income (loss)	1,107	4,503	394	(4,468)	3,197
Net realized gain (loss)	10,983	-	16,294	30,444	(11)
Capital gain distribution from mutual funds	20,064	-	69	21,874	-
Change in unrealized appreciation (depreciation) of investments	34,569	-	20,943	45,070	(1,738)
Increase (decrease) in net assets from operations	66,723	4,503	37,700	92,920	1,448

From contract transactions:
Payments for contract benefits or terminations	(57,980)	(27,090)	(28,042)	(55,660)	(33)
Transfers between sub-accounts (including fixed account), net	185	(136)	(1,055)	-	-
Increase (decrease) in net assets from contract transactions	(57,795)	(27,226)	(29,097)	(55,660)	(33)

Increase in net assets from separate account merger	-	46,876	1,084,155	-	76,929

Increase (decrease) in net assets	8,928	24,153	1,092,758	37,260	78,344
Net assets at beginning of period	286,426	777,000	-	305,329	-
Net assets at end of period	$295,354	$801,153	$1,092,758	$342,589	$78,344

Beginning units	15,331	79,084	-	18,789	-
Units issued	226	-	-	-	-
Units redeemed	(2,950)	(2,769)	(1,283)	(2,840)	(4)
Units transferred in from separate account merger	-	7,833	47,436	-	7,325
Ending units	12,607	84,148	46,153	15,949	7,321

 The accompanying Notes to Financial Statements are an integral part of this statement.

7

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Index 500 Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Initial Class	Fidelity VIP Overseas Portfolio Initial Class	FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	FTVIP Templeton Developing Markets VIP Fund Class 2
For the Year Ended December 31, 2020
From operations:
Dividends	$33,931	$4,294	$425	$-	$16,167
Mortality and expense risk and administrative charges	(26,973)	(2,785)	(1,316)	(9,141)	(5,093)
Net investment income (loss)	6,958	1,509	(891)	(9,141)	11,074
Net realized gain (loss)	66,809	905	609	(11,264)	26,080
Capital gain distribution from mutual funds	6,294	73	417	103,929	10,146
Change in unrealized appreciation (depreciation) of investments	234,440	12,691	13,311	276,529	15,591
Increase (decrease) in net assets from operations	314,501	15,178	13,446	360,053	62,891

From contract transactions:
Payments received from contract owners	6,866	-	-	4,000	-
Payments for contract benefits or terminations	(74,268)	(4,274)	(733)	(54,438)	(12,539)
Transfers between sub-accounts (including fixed account), net	2,724	(6,089)	35	5,390	(2,126)
Contract maintenance charges	-	-	-	-	(71)
Increase (decrease) in net assets from contract transactions	(64,678)	(10,363)	(698)	(45,048)	(14,736)

Increase (decrease) in net assets	249,823	4,815	12,748	315,005	48,155
Net assets at beginning of period	1,954,901	194,009	96,671	687,012	368,331
Net assets at end of period	$2,204,724	$198,824	$109,419	$1,002,017	$416,486

Beginning units	89,618	16,754	7,996	23,598	13,144
Units issued	1,019	-	3	399	237
Units redeemed	(3,823)	(838)	(60)	(1,547)	(1,856)
Ending units	86,814	15,916	7,939	22,450	11,525

For the Year Ended December 31, 2019
From operations:
Dividends	$27,079	$4,367	$1,555	$-	$-
Mortality and expense risk and administrative charges	(3,035)	(238)	(117)	(690)	(465)
Net investment income (loss)	24,044	4,129	1,438	(690)	(465)
Net realized gain (loss)	9,601	7	107	(148)	193
Capital gain distribution from mutual funds	6,649	-	29	-	-
Change in unrealized appreciation (depreciation) of investments	24,910	(4,180)	1,915	10,091	30,110
Increase (decrease) in net assets from operations	65,204	(44)	3,489	9,253	29,838

From contract transactions:
Payments received from contract owners	135	-	-	800	-
Payments for contract benefits or terminations	(12,542)	(53)	(243)	(326)	(32)
Transfers between sub-accounts (including fixed account), net	(746)	-	1	(7)	(3,457)
Contract maintenance charges	-	-	-	-	(3)
Increase (decrease) in net assets from contract transactions	(13,153)	(53)	(242)	467	(3,492)

Increase in net assets from separate account merger	1,862,077	194,106	93,424	677,292	341,985

Increase (decrease) in net assets	1,914,128	194,009	96,671	687,012	368,331
Net assets at beginning of period	40,773	-	-	-	-
Net assets at end of period	$1,954,901	$194,009	$96,671	$687,012	$368,331

Beginning units	6,229	-	-	-	-
Units issued	-	-	-	23	-
Units redeemed	(600)	(4)	(20)	(7)	(3)
Units transferred in from separate account merger	83,989	16,758	8,016	23,582	13,147
Ending units	89,618	16,754	7,996	23,598	13,144

 The accompanying Notes to Financial Statements are an integral part of this statement.

8

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	FTVIP Templeton Foreign VIP Fund Class 2	Goldman Sachs VIT Strategic Growth Fund Institutional Shares	Invesco Comstock Fund Class A	Invesco Government Money Market Fund Class AX	Invesco High Yield Fund Class A
For the Year Ended December 31, 2020
From operations:
Dividends	$8,984	$36	$35,613	$122	$29,839
Mortality and expense risk and administrative charges	(3,748)	(546)	(11,337)	(364)	(3,580)
Net investment income (loss)	5,236	(510)	24,276	(242)	26,259
Net realized gain (loss)	(621)	(840)	8,436	-	(2,236)
Capital gain distribution from mutual funds	-	3,501	-	-	-
Change in unrealized appreciation (depreciation) of investments	(12,755)	10,809	(62,667)	-	(19,122)
Increase (decrease) in net assets from operations	(8,140)	12,960	(29,955)	(242)	4,901

From contract transactions:
Payments for contract benefits or terminations	(5,948)	(7,840)	(22,420)	-	(115,242)
Transfers between sub-accounts (including fixed account), net	1,076	-	(4,240)	8	(694)
Contract maintenance charges	(44)	-	-	-	-
Adjustments to net assets allocated to contracts in payout period	-	-	5,751	60	-
Increase (decrease) in net assets from contract transactions	(4,916)	(7,840)	(20,909)	68	(115,936)

Increase (decrease) in net assets	(13,056)	5,120	(50,864)	(174)	(111,035)
Net assets at beginning of period	314,805	41,865	1,701,999	34,936	564,879
Net assets at end of period	$301,749	$46,985	$1,651,135	$34,762	$453,844

Beginning units	19,090	1,491	24,210	5,044	39,141
Units issued	127	-	-	-	-
Units redeemed	(426)	(284)	(1,668)	(1,320)	(8,563)
Ending units	18,791	1,207	22,542	3,724	30,578

For the Year Ended December 31, 2019
From operations:
Dividends	$1,581	$113	$35,149	$898	$30,859
Mortality and expense risk and administrative charges	(1,518)	(506)	(12,434)	(393)	(4,090)
Net investment income (loss)	63	(393)	22,715	505	26,769
Net realized gain (loss)	84	9	11,185	-	346
Capital gain distribution from mutual funds	944	4,110	90,759	-	-
Change in unrealized appreciation (depreciation) of investments	17,986	6,842	231,154	-	32,786
Increase (decrease) in net assets from operations	19,077	10,568	355,813	505	59,901

From contract transactions:
Payments for contract benefits or terminations	(11,658)	(100)	(16,173)	(4,555)	(1,574)
Transfers between sub-accounts (including fixed account), net	(280)	-	(5)	(1)	(1)
Contract maintenance charges	(12)	-	-	-	-
Adjustments to net assets allocated to contracts in payout period	-	-	(99,916)	(13,732)	-
Increase (decrease) in net assets from contract transactions	(11,950)	(100)	(116,094)	(18,288)	(1,575)

Increase in net assets from separate account merger	211,042	-	-	-	-

Increase (decrease) in net assets	218,169	10,468	239,719	(17,783)	58,326
Net assets at beginning of period	96,636	31,397	1,462,280	52,719	506,553
Net assets at end of period	$314,805	$41,865	$1,701,999	$34,936	$564,879

Beginning units	6,928	1,495	24,441	5,516	39,254
Units issued	18	-	-	-	-
Units redeemed	(836)	(4)	(231)	(472)	(113)
Units transferred in from separate account merger	12,980	-	-	-	-
Ending units	19,090	1,491	24,210	5,044	39,141

The accompanying Notes to Financial Statements are an integral part of this statement.

9

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco Oppenheimer V.I. Capital Appreciation Fund Series I	Invesco Oppenheimer V.I. Global Strategic Income Fund Series I	Invesco Oppenheimer V.I. Main Street Fund Series I	Invesco Oppenheimer V.I. Main Street Small Cap Fund Series I	Invesco V.I. American Franchise Fund Series I
For the Year Ended December 31, 2020
From operations:
Dividends	$-	$12,740	$53,306	$5,283	$8,147
Mortality and expense risk and administrative charges	(34,564)	(2,759)	(50,232)	(11,755)	(156,094)
Net investment income (loss)	(34,564)	9,981	3,074	(6,472)	(147,947)
Net realized gain (loss)	79,215	(6,554)	135,119	5,417	1,502,032
Capital gain distribution from mutual funds	373,974	-	351,048	11,967	849,987
Change in unrealized appreciation (depreciation) of investments	341,069	(653)	(55,095)	145,728	1,657,342
Increase (decrease) in net assets from operations	759,694	2,774	434,146	156,640	3,861,414

From contract transactions:
Payments received from contract owners	154	-	5,460	1,121	3,961
Payments for contract benefits or terminations	(98,341)	(22,591)	(302,263)	(23,936)	(1,657,462)
Transfers between sub-accounts (including fixed account), net	18,055	130	(21,955)	(2,034)	(10,445)
Contract maintenance charges	(843)	(70)	(1,258)	(230)	(1,919)
Adjustments to net assets allocated to contracts in payout period	-	-	-	-	(108,956)
Increase (decrease) in net assets from contract transactions	(80,975)	(22,531)	(320,016)	(25,079)	(1,774,821)

Increase (decrease) in net assets	678,719	(19,757)	114,130	131,561	2,086,593
Net assets at beginning of period	2,298,166	237,839	3,691,006	893,356	11,053,331
Net assets at end of period	$2,976,885	$218,082	$3,805,136	$1,024,917	$13,139,924

Beginning units	72,314	22,160	129,386	18,667	247,624
Units issued	2,351	32	1,786	94	22,740
Units redeemed	(2,862)	(3,157)	(10,891)	(631)	(57,143)
Ending units	71,803	19,035	120,281	18,130	213,221

For the Year Ended December 31, 2019
From operations:
Mortality and expense risk and administrative charges	$(2,737)	$(267)	$(4,499)	$(1,113)	$(62,440)
Net investment income (loss)	(2,737)	(267)	(4,499)	(1,113)	(62,440)
Net realized gain (loss)	6,112	(149)	9,432	732	570,411
Capital gain distribution from mutual funds	-	-	-	-	536,777
Change in unrealized appreciation (depreciation) of investments	65,678	4,663	99,864	24,271	377,195
Increase (decrease) in net assets from operations	69,053	4,247	104,797	23,890	1,421,943

From contract transactions:
Payments received from contract owners	16	-	1,383	229	724
Payments for contract benefits or terminations	(10,377)	(843)	(13,365)	(2,218)	(591,473)
Transfers between sub-accounts (including fixed account), net	2,198	(181)	1,184	(395)	(440,380)
Contract maintenance charges	(44)	(6)	(77)	(30)	(140)
Adjustments to net assets allocated to contracts in payout period	-	-	-	-	114,295
Increase (decrease) in net assets from contract transactions	(8,207)	(1,030)	(10,875)	(2,414)	(916,974)

Increase in net assets from separate account merger	2,237,320	234,622	3,597,084	871,880	6,651,390

Increase (decrease) in net assets	2,298,166	237,839	3,691,006	893,356	7,156,359
Net assets at beginning of period	-	-	-	-	3,896,972
Net assets at end of period	$2,298,166	$237,839	$3,691,006	$893,356	$11,053,331

Beginning units	-	-	-	-	120,607
Units issued	201	14	411	5	22,542
Units redeemed	(544)	(90)	(840)	(54)	(32,641)
Units transferred in from separate account merger	72,657	22,236	129,815	18,716	137,116
Ending units	72,314	22,160	129,386	18,667	247,624

The accompanying Notes to Financial Statements are an integral part of this statement.

10

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. American Value Fund Series I	Invesco V.I. Comstock Fund Series I	Invesco V.I. Core Equity Fund Series I	Invesco V.I. Core Plus Bond Fund Series I	Invesco V.I. Global Core Equity Fund Series I
For the Year Ended December 31, 2020
From operations:
Dividends	$17,708	$27,949	$29,840	$4,110	$8,518
Mortality and expense risk and administrative charges	(28,183)	(19,827)	(26,764)	(3,162)	(9,557)
Net investment income (loss)	(10,475)	8,122	3,076	948	(1,039)
Net realized gain (loss)	(97,959)	(86,181)	79,361	729	30,618
Capital gain distribution from mutual funds	18,871	30,662	514,752	1,171	-
Change in unrealized appreciation (depreciation) of investments	45,253	(255,846)	(327,925)	14,300	3,773
Increase (decrease) in net assets from operations	(44,310)	(303,243)	269,264	17,148	33,352

From contract transactions:
Payments for contract benefits or terminations	(250,703)	(781,154)	(172,083)	(2,941)	(193,891)
Transfers between sub-accounts (including fixed account), net	(31,562)	9,505	(11,601)	893	1,620
Contract maintenance charges	-	-	-	(106)	-
Increase (decrease) in net assets from contract transactions	(282,265)	(771,649)	(183,684)	(2,154)	(192,271)

Increase (decrease) in net assets	(326,575)	(1,074,892)	85,580	14,994	(158,919)
Net assets at beginning of period	2,477,507	2,374,336	2,371,175	211,312	883,588
Net assets at end of period	$2,150,932	$1,299,444	$2,456,755	$226,306	$724,669

Beginning units	91,447	117,638	109,808	13,586	75,603
Units issued	3,784	2,246	16	106	1,384
Units redeemed	(15,613)	(54,033)	(8,691)	(315)	(21,454)
Ending units	79,618	65,851	101,133	13,377	55,533

For the Year Ended December 31, 2019
From operations:
Dividends	$16,499	$44,514	$4,089	$-	$11,812
Mortality and expense risk and administrative charges	(35,392)	(33,201)	(7,831)	(269)	(11,876)
Net investment income (loss)	(18,893)	11,313	(3,742)	(269)	(64)
Net realized gain (loss)	105,709	176,523	20,066	25	28,040
Capital gain distribution from mutual funds	173,077	289,265	49,688	-	58,773
Change in unrealized appreciation (depreciation) of investments	291,029	45,148	95,868	(24)	92,408
Increase (decrease) in net assets from operations	550,922	522,249	161,880	(268)	179,157

From contract transactions:
Payments for contract benefits or terminations	(559,809)	(526,551)	(62,527)	(75)	(90,102)
Transfers between sub-accounts (including fixed account), net	(14,801)	(1,764)	(50)	(1)	1,041
Contract maintenance charges	-	-	-	(10)	-
Increase (decrease) in net assets from contract transactions	(574,610)	(528,315)	(62,577)	(86)	(89,061)

Increase in net assets from separate account merger	-	-	1,878,771	211,666	-

Increase (decrease) in net assets	(23,688)	(6,066)	1,978,074	211,312	90,096
Net assets at beginning of period	2,501,195	2,380,402	393,101	-	793,492
Net assets at end of period	$2,477,507	$2,374,336	$2,371,175	$211,312	$883,588

Beginning units	113,820	145,724	23,750	-	83,819
Units issued	261	223	1	5	54
Units redeemed	(22,634)	(28,309)	(3,145)	(11)	(8,270)
Units transferred in from separate account merger	-	-	89,202	13,592	-
Ending units	91,447	117,638	109,808	13,586	75,603

The accompanying Notes to Financial Statements are an integral part of this statement.

11

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. Government Securities Fund Series I	Invesco V.I. Growth and Income Fund Series I	Invesco V.I. High Yield Fund Series I	Invesco V.I. International Growth Fund Series I	Janus Henderson Enterprise Portfolio Service Shares
For the Year Ended December 31, 2020
From operations:
Dividends	$16,656	$138,652	$17,096	$26,061	$-
Mortality and expense risk and administrative charges	(9,222)	(84,961)	(4,230)	(12,977)	(1,479)
Net investment income (loss)	7,434	53,691	12,866	13,084	(1,479)
Net realized gain (loss)	3,472	(144,591)	(5,707)	34,588	5,852
Capital gain distribution from mutual funds	-	102,074	-	25,108	8,119
Change in unrealized appreciation (depreciation) of investments	22,726	(29,697)	(6,939)	69,251	5,214
Increase (decrease) in net assets from operations	33,632	(18,523)	220	142,031	17,706

From contract transactions:
Payments received from contract owners	-	-	417	1,600	-
Payments for contract benefits or terminations	(44,244)	(492,053)	(43,886)	(63,507)	(7,724)
Transfers between sub-accounts (including fixed account), net	7,273	(25,899)	(10,195)	3,967	(2,540)
Adjustments to net assets allocated to contracts in payout period	(1,261)	-	-	-	-
Increase (decrease) in net assets from contract transactions	(38,232)	(517,952)	(53,664)	(57,940)	(10,264)

Increase (decrease) in net assets	(4,600)	(536,475)	(53,444)	84,091	7,442
Net assets at beginning of period	668,721	7,409,914	355,644	1,169,547	120,742
Net assets at end of period	$664,121	$6,873,439	$302,200	$1,253,638	$128,184

Beginning units	63,510	297,662	25,944	50,405	5,363
Units issued	2,491	3,892	678	647	-
Units redeemed	(8,132)	(27,302)	(4,982)	(3,091)	(521)
Ending units	57,869	274,252	21,640	47,961	4,842

For the Year Ended December 31, 2019
From operations:
Dividends	$17,651	$129,876	$21,331	$2,748	$58
Mortality and expense risk and administrative charges	(9,716)	(100,918)	(5,335)	(3,386)	(1,536)
Net investment income (loss)	7,935	28,958	15,996	(638)	(1,478)
Net realized gain (loss)	(2,700)	149,592	4,176	9,581	3,275
Capital gain distribution from mutual funds	-	773,207	-	11,103	7,009
Change in unrealized appreciation (depreciation) of investments	28,107	583,138	26,940	55,314	22,388
Increase (decrease) in net assets from operations	33,342	1,534,895	47,112	75,360	31,194

From contract transactions:
Payments received from contract owners	-	-	1,250	320	-
Payments for contract benefits or terminations	(112,158)	(760,577)	(135,121)	(23,271)	(4,511)
Transfers between sub-accounts (including fixed account), net	(9,407)	(216,048)	1,521	(1,763)	(1)
Adjustments to net assets allocated to contracts in payout period	(26,335)	-	-	-	-
Increase (decrease) in net assets from contract transactions	(147,900)	(976,625)	(132,350)	(24,714)	(4,512)

Increase in net assets from separate account merger	-	-	-	957,750	-

Increase (decrease) in net assets	(114,558)	558,270	(85,238)	1,008,396	26,682
Net assets at beginning of period	783,279	6,851,644	440,882	161,151	94,060
Net assets at end of period	$668,721	$7,409,914	$355,644	$1,169,547	$120,742

Beginning units	74,980	340,206	36,010	8,986	5,571
Units issued	241	653	260	8	-
Units redeemed	(11,711)	(43,197)	(10,326)	(1,164)	(208)
Units transferred in from separate account merger	-	-	-	42,575	-
Ending units	63,510	297,662	25,944	50,405	5,363
 The accompanying Notes to Financial Statements are an integral part of this statement.

12

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Janus Henderson Global Research Portfolio Service Shares	Janus Henderson Overseas Portfolio Service Shares	Janus Henderson Research Portfolio Service Shares	JPMorgan Insurance Trust Core Bond Portfolio Class 1	JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1
For the Year Ended December 31, 2020
From operations:
Dividends	$145	$3,773	$581	$72,493	$21,423
Mortality and expense risk and administrative charges	(440)	(4,432)	(3,809)	(40,788)	(16,918)
Net investment income (loss)	(295)	(659)	(3,228)	31,705	4,505
Net realized gain (loss)	8,269	(14,268)	32,142	44,566	(32,760)
Capital gain distribution from mutual funds	1,452	-	22,921	-	89,381
Change in unrealized appreciation (depreciation) of investments	(6,712)	57,935	22,618	154,578	(96,157)
Increase (decrease) in net assets from operations	2,714	43,008	74,453	230,849	(35,031)

From contract transactions:
Payments received from contract owners	417	180	4,504	-	-
Payments for contract benefits or terminations	(18,843)	(40,806)	(54,129)	(561,846)	(126,904)
Transfers between sub-accounts (including fixed account), net	(1)	317	2,626	(27,666)	6,631
Contract maintenance charges	-	(191)	(321)	-	-
Increase (decrease) in net assets from contract transactions	(18,427)	(40,500)	(47,320)	(589,512)	(120,273)

Increase (decrease) in net assets	(15,713)	2,508	27,133	(358,663)	(155,304)
Net assets at beginning of period	46,001	358,361	255,979	3,606,031	1,767,700
Net assets at end of period	$30,288	$360,869	$283,112	$3,247,368	$1,612,396

Beginning units	3,503	22,466	13,669	168,168	36,187
Units issued	36	550	395	58	243
Units redeemed	(1,587)	(2,966)	(2,391)	(26,168)	(3,161)
Ending units	1,952	20,050	11,673	142,058	33,269

For the Year Ended December 31, 2019
From operations:
Dividends	$365	$2,950	$291	$-	$-
Mortality and expense risk and administrative charges	(569)	(983)	(309)	(3,670)	(1,768)
Net investment income (loss)	(204)	1,967	(18)	(3,670)	(1,768)
Net realized gain (loss)	843	(2,598)	563	(59)	101
Capital gain distribution from mutual funds	2,583	-	-	-	-
Change in unrealized appreciation (depreciation) of investments	6,600	23,871	6,356	(12,810)	47,864
Increase (decrease) in net assets from operations	9,822	23,240	6,901	(16,539)	46,197

From contract transactions:
Payments received from contract owners	1,250	54	616	-	-
Payments for contract benefits or terminations	(1,342)	(5,772)	(861)	(8,913)	(2,116)
Transfers between sub-accounts (including fixed account), net	1	237	69	6	(26)
Contract maintenance charges	-	-	(2)	-	-
Increase (decrease) in net assets from contract transactions	(91)	(5,481)	(178)	(8,907)	(2,142)

Increase in net assets from separate account merger	-	297,982	249,256	3,631,477	1,723,645

Increase (decrease) in net assets	9,731	315,741	255,979	3,606,031	1,767,700
Net assets at beginning of period	36,270	42,620	-	-	-
Net assets at end of period	$46,001	$358,361	$255,979	$3,606,031	$1,767,700

Beginning units	3,507	3,477	-	-	-
Units issued	104	119	50	-	1
Units redeemed	(108)	(544)	(63)	(415)	(46)
Units transferred in from separate account merger	-	19,414	13,682	168,583	36,232
Ending units	3,503	22,466	13,669	168,168	36,187

 The accompanying Notes to Financial Statements are an integral part of this statement.

13

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	MFS VIT Growth Series Initial Class	MFS VIT Investors Trust Series Initial Class	MFS VIT New Discovery Series Initial Class
For the Year Ended December 31, 2020
From operations:
Dividends	$483	$17,582	$-	$2,542	$-
Mortality and expense risk and administrative charges	(684)	(26,036)	(22,090)	(5,657)	(1,553)
Net investment income (loss)	(201)	(8,454)	(22,090)	(3,115)	(1,553)
Net realized gain (loss)	187	222,974	141,847	18,849	296
Capital gain distribution from mutual funds	3,183	141,786	101,123	12,158	11,018
Change in unrealized appreciation (depreciation) of investments	3,890	137,766	194,283	19,751	37,510
Increase (decrease) in net assets from operations	7,059	494,072	415,163	47,643	47,271

From contract transactions:
Payments received from contract owners	-	-	5,426	720	-
Payments for contract benefits or terminations	-	(325,035)	(148,771)	(42,292)	-
Transfers between sub-accounts (including fixed account), net	1	9,609	(64,379)	1,733	(1)
Increase (decrease) in net assets from contract transactions	1	(315,426)	(207,724)	(39,839)	(1)

Increase (decrease) in net assets	7,060	178,646	207,439	7,804	47,270
Net assets at beginning of period	58,051	2,312,619	1,604,619	447,006	107,598
Net assets at end of period	$65,111	$2,491,265	$1,812,058	$454,810	$154,868

Beginning units	2,099	80,319	55,704	23,086	3,618
Units issued	-	486	175	180	-
Units redeemed	-	(10,928)	(6,880)	(2,347)	-
Ending units	2,099	69,877	48,999	20,919	3,618

For the Year Ended December 31, 2019
From operations:
Dividends	$223	$-	$-	$-	$-
Mortality and expense risk and administrative charges	(748)	(2,305)	(9,941)	(540)	(1,342)
Net investment income (loss)	(525)	(2,305)	(9,941)	(540)	(1,342)
Net realized gain (loss)	943	4,328	77,894	661	1,643
Capital gain distribution from mutual funds	6,432	-	55,509	-	17,870
Change in unrealized appreciation (depreciation) of investments	4,267	71,757	97,313	13,721	14,165
Increase (decrease) in net assets from operations	11,117	73,780	220,775	13,842	32,336

From contract transactions:
Payments received from contract owners	-	-	15	60	-
Payments for contract benefits or terminations	(1,735)	(4,088)	(121,817)	(1,163)	(7,312)
Transfers between sub-accounts (including fixed account), net	(1)	(41)	(746)	265	(2,514)
Increase (decrease) in net assets from contract transactions	(1,736)	(4,129)	(122,548)	(838)	(9,826)

Increase in net assets from separate account merger	-	2,242,968	934,318	434,002	-

Increase (decrease) in net assets	9,381	2,312,619	1,032,545	447,006	22,510
Net assets at beginning of period	48,670	-	572,074	-	85,088
Net assets at end of period	$58,051	$2,312,619	$1,604,619	$447,006	$107,598

Beginning units	2,163	-	23,117	-	4,000
Units issued	-	1	-	14	-
Units redeemed	(64)	(146)	(3,963)	(59)	(382)
Units transferred in from separate account merger	-	80,464	36,550	23,131	-
Ending units	2,099	80,319	55,704	23,086	3,618

 The accompanying Notes to Financial Statements are an integral part of this statement.

14

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	MFS VIT Research Series Initial Class	MFS VIT Total Return Series Initial Class	MFS VIT Utilities Series Initial Class	MFS VIT II Core Equity Portfolio Initial Class	Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I
For the Year Ended December 31, 2020
From operations:
Dividends	$6,005	$18,817	$22,051	$13,246	$20,960
Mortality and expense risk and administrative charges	(11,517)	(11,387)	(12,454)	(25,872)	(10,250)
Net investment income (loss)	(5,512)	7,430	9,597	(12,626)	10,710
Net realized gain (loss)	11,416	7,815	12,867	12,412	3,102
Capital gain distribution from mutual funds	33,101	21,806	22,993	91,523	7,662
Change in unrealized appreciation (depreciation) of investments	84,643	30,576	(10,322)	210,092	23,581
Increase (decrease) in net assets from operations	123,648	67,627	35,135	301,401	45,055

From contract transactions:
Payments received from contract owners	975	50	50	8,693	-
Payments for contract benefits or terminations	(17,022)	(19,981)	(23,106)	(177,187)	(12,474)
Transfers between sub-accounts (including fixed account), net	761	4,128	73,317	(32,957)	5,574
Contract maintenance charges	-	-	-	(290)	-
Increase (decrease) in net assets from contract transactions	(15,286)	(15,803)	50,261	(201,741)	(6,900)

Increase (decrease) in net assets	108,362	51,824	85,396	99,660	38,155
Net assets at beginning of period	832,671	839,757	881,792	1,913,191	724,364
Net assets at end of period	$941,033	$891,581	$967,188	$2,012,851	$762,519

Beginning units	41,108	48,534	27,268	101,834	65,398
Units issued	140	321	2,538	657	1,325
Units redeemed	(844)	(1,269)	(1,166)	(11,268)	(1,960)
Ending units	40,404	47,586	28,640	91,223	64,763

For the Year Ended December 31, 2019
From operations:
Dividends	$341	$-	$-	$1,291	$29,395
Mortality and expense risk and administrative charges	(1,532)	(1,020)	(1,062)	(4,252)	(10,234)
Net investment income (loss)	(1,191)	(1,020)	(1,062)	(2,961)	19,161
Net realized gain (loss)	4,639	350	966	1	8,997
Capital gain distribution from mutual funds	4,451	-	-	21,069	-
Change in unrealized appreciation (depreciation) of investments	24,740	15,160	27,902	77,127	37,737
Increase (decrease) in net assets from operations	32,639	14,490	27,806	95,236	65,895

From contract transactions:
Payments received from contract owners	75	-	-	902	-
Payments for contract benefits or terminations	(11,188)	(388)	(2,176)	(11,134)	(105,195)
Transfers between sub-accounts (including fixed account), net	258	1,024	7	347	7,538
Increase (decrease) in net assets from contract transactions	(10,855)	636	(2,169)	(9,885)	(97,657)

Increase in net assets from separate account merger	774,152	824,631	856,155	1,693,561	-

Increase (decrease) in net assets	795,936	839,757	881,792	1,778,912	(31,762)
Net assets at beginning of period	36,735	-	-	134,279	756,126
Net assets at end of period	$832,671	$839,757	$881,792	$1,913,191	$724,364

Beginning units	2,116	-	-	10,848	74,641
Units issued	15	59	-	255	1,075
Units redeemed	(578)	(23)	(68)	(869)	(10,318)
Units transferred in from separate account merger	39,555	48,498	27,336	91,600	-
Ending units	41,108	48,534	27,268	101,834	65,398

The accompanying Notes to Financial Statements are an integral part of this statement.

15

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	Morgan Stanley VIF Global Strategist Portfolio Class I	Morgan Stanley VIF Growth Portfolio Class I	Morgan Stanley VIF U.S. Real Estate Portfolio Class I	Neuberger Berman AMT Mid Cap Growth Portfolio Class I
For the Year Ended December 31, 2020
From operations:
Dividends	$11,041	$4,647	$-	$12,650	$-
Mortality and expense risk and administrative charges	(11,090)	(4,274)	(54,771)	(6,095)	(901)
Net investment income (loss)	(49)	373	(54,771)	6,555	(901)
Net realized gain (loss)	3,899	(1,978)	1,299,668	26,409	1,153
Capital gain distribution from mutual funds	13,397	23,782	326,977	12,559	3,375
Change in unrealized appreciation (depreciation) of investments	85,008	3,754	784,191	(168,815)	19,191
Increase (decrease) in net assets from operations	102,255	25,931	2,356,065	(123,292)	22,818

From contract transactions:
Payments for contract benefits or terminations	(16,804)	(61,775)	(3,132,039)	(83,611)	(3,598)
Transfers between sub-accounts (including fixed account), net	(57,805)	(155)	(59,963)	(7,118)	(1)
Increase (decrease) in net assets from contract transactions	(74,609)	(61,930)	(3,192,002)	(90,729)	(3,599)

Increase (decrease) in net assets	27,646	(35,999)	(835,937)	(214,021)	19,219
Net assets at beginning of period	887,942	360,462	5,063,749	608,530	64,090
Net assets at end of period	$915,588	$324,463	$4,227,812	$394,509	$83,309

Beginning units	69,735	37,928	150,313	14,896	3,086
Units issued	459	2,995	13,916	1,466	-
Units redeemed	(6,475)	(9,709)	(107,152)	(4,584)	(181)
Ending units	63,719	31,214	57,077	11,778	2,905

For the Year Ended December 31, 2019
From operations:
Dividends	$8,796	$6,436	$-	$11,611	$-
Mortality and expense risk and administrative charges	(11,617)	(5,007)	(67,258)	(8,570)	(852)
Net investment income (loss)	(2,821)	1,429	(67,258)	3,041	(852)
Net realized gain (loss)	2,754	10,813	106,428	24,760	1,050
Capital gain distribution from mutual funds	56,668	14,684	263,747	23,080	4,362
Change in unrealized appreciation (depreciation) of investments	81,877	26,981	901,178	43,317	11,835
Increase (decrease) in net assets from operations	138,478	53,907	1,204,095	94,198	16,395

From contract transactions:
Payments for contract benefits or terminations	(30,461)	(25,956)	(181,843)	(48,999)	(10,060)
Transfers between sub-accounts (including fixed account), net	(10,346)	(19,336)	(7,775)	11,096	(77)
Increase (decrease) in net assets from contract transactions	(40,807)	(45,292)	(189,618)	(37,903)	(10,137)

Increase (decrease) in net assets	97,671	8,615	1,014,477	56,295	6,258
Net assets at beginning of period	790,271	351,847	4,049,272	552,235	57,832
Net assets at end of period	$887,942	$360,462	$5,063,749	$608,530	$64,090

Beginning units	73,189	42,994	156,143	15,854	3,647
Units issued	5	1,298	84	327	-
Units redeemed	(3,459)	(6,364)	(5,914)	(1,285)	(561)
Ending units	69,735	37,928	150,313	14,896	3,086

 The accompanying Notes to Financial Statements are an integral part of this statement.

16

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PIMCO Real Return Portfolio Administrative Class	PIMCO Short- Term Portfolio Administrative Class	PIMCO Total Return Portfolio Administrative Class	Pioneer Fund VCT Portfolio Class I	Pioneer Select Mid Cap Growth VCT Portfolio Class I
For the Year Ended December 31, 2020
From operations:
Dividends	$2,190	$415	$6,362	$1,214	$-
Mortality and expense risk and administrative charges	(2,067)	(437)	(4,051)	(2,150)	(3,865)
Net investment income (loss)	123	(22)	2,311	(936)	(3,865)
Net realized gain (loss)	(282)	(9)	(178)	(20,460)	3,713
Capital gain distribution from mutual funds	-	-	3,405	12,813	20,339
Change in unrealized appreciation (depreciation) of investments	14,999	276	15,100	39,197	78,656
Increase (decrease) in net assets from operations	14,840	245	20,638	30,614	98,843

From contract transactions:
Payments received from contract owners	-	417	-	417	-
Payments for contract benefits or terminations	(6,380)	(12,114)	(8,976)	(21,560)	(7,262)
Transfers between sub-accounts (including fixed account), net	5,359	5,359	5,359	(14,475)	(3,607)
Increase (decrease) in net assets from contract transactions	(1,021)	(6,338)	(3,617)	(35,618)	(10,869)

Increase (decrease) in net assets	13,819	(6,093)	17,021	(5,004)	87,974
Net assets at beginning of period	145,981	36,078	288,551	175,185	275,568
Net assets at end of period	$159,800	$29,985	$305,572	$170,181	$363,542

Beginning units	6,945	2,882	13,747	6,270	9,718
Units issued	247	467	247	16	-
Units redeemed	(294)	(974)	(413)	(1,318)	(380)
Ending units	6,898	2,375	13,581	4,968	9,338

For the Year Ended December 31, 2019
From operations:
Dividends	$2,715	$889	$8,641	$1,651	$-
Mortality and expense risk and administrative charges	(2,178)	(486)	(3,877)	(2,187)	(3,562)
Net investment income (loss)	537	403	4,764	(536)	(3,562)
Net realized gain (loss)	(5,467)	51	(1,694)	(6,640)	4,528
Capital gain distribution from mutual funds	-	-	-	25,122	32,669
Change in unrealized appreciation (depreciation) of investments	16,353	51	15,954	23,526	34,917
Increase (decrease) in net assets from operations	11,423	505	19,024	41,472	68,552

From contract transactions:
Payments received from contract owners	-	1,250	-	1,250	-
Payments for contract benefits or terminations	(50,074)	(4,660)	(16,950)	(10,199)	(15,509)
Transfers between sub-accounts (including fixed account), net	14	(1)	16	(1,232)	(473)
Increase (decrease) in net assets from contract transactions	(50,060)	(3,411)	(16,934)	(10,181)	(15,982)

Increase (decrease) in net assets	(38,637)	(2,906)	2,090	31,291	52,570
Net assets at beginning of period	184,618	38,984	286,461	143,894	222,998
Net assets at end of period	$145,981	$36,078	$288,551	$175,185	$275,568

Beginning units	9,397	3,158	14,589	6,673	10,326
Units issued	92	100	95	46	-
Units redeemed	(2,544)	(376)	(937)	(449)	(608)
Ending units	6,945	2,882	13,747	6,270	9,718

 The accompanying Notes to Financial Statements are an integral part of this statement.

17

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PVC Core Plus Bond Account Class 1	PVC Diversified International Account Class 1	PVC Equity Income Account Class 1	PVC Government & High Quality Bond Account Class 1	PVC Income Account Class 1
For the Year Ended December 31, 2020
From operations:
Dividends	$58,553	$33,928	$53,231	$21,232	$-
Mortality and expense risk and administrative charges	(23,010)	(17,774)	(37,399)	(11,630)	-
Net investment income (loss)	35,543	16,154	15,832	9,602	-
Net realized gain (loss)	7,541	17,286	244,117	(4,624)	-
Capital gain distribution from mutual funds	-	-	77,630	-	-
Change in unrealized appreciation (depreciation) of investments	85,121	147,348	(234,209)	7,544	-
Increase (decrease) in net assets from operations	128,205	180,788	103,370	12,522	-

From contract transactions:
Payments received from contract owners	-	-	3,600	-	-
Payments for contract benefits or terminations	(145,601)	(65,881)	(423,881)	(74,099)	-
Transfers between sub-accounts (including fixed account), net	(2,975)	(17,121)	(3,222)	(21)	-
Increase (decrease) in net assets from contract transactions	(148,576)	(83,002)	(423,503)	(74,120)	-

Increase (decrease) in net assets	(20,371)	97,786	(320,133)	(61,598)	-
Net assets at beginning of period	1,664,281	1,399,491	3,122,761	863,559	-
Net assets at end of period	$1,643,910	$1,497,277	$2,802,628	$801,961	$-

Beginning units	161,541	442,783	171,793	276,611	-
Units issued	1	387	5,757	-	-
Units redeemed	(13,837)	(36,870)	(32,139)	(26,085)	-
Ending units	147,705	406,300	145,411	250,526	-

For the Year Ended December 31, 2019
From operations:
Dividends	$52,582	$21,658	$55,500	$23,746	$1,306,960
Mortality and expense risk and administrative charges	(13,414)	(18,914)	(40,204)	(12,433)	(10,638)
Net investment income (loss)	39,168	2,744	15,296	11,313	1,296,322
Net realized gain (loss)	1,301	48,725	98,626	(22,498)	(1,354,326)
Capital gain distribution from mutual funds	-	65,243	77,656	-	35,568
Change in unrealized appreciation (depreciation) of investments	5,973	140,509	493,804	54,235	90,915
Increase (decrease) in net assets from operations	46,442	257,221	685,382	43,050	68,479

From contract transactions:
Payments received from contract owners	-	-	3,600	-	-
Payments for contract benefits or terminations	(105,409)	(160,814)	(174,925)	(131,884)	(175,016)
Transfers between sub-accounts (including fixed account), net	1,723,248	1,184	201	103	(1,723,029)
Increase (decrease) in net assets from contract transactions	1,617,839	(159,630)	(171,124)	(131,781)	(1,898,045)

Increase (decrease) in net assets	1,664,281	97,591	514,258	(88,731)	(1,829,566)
Net assets at beginning of period	-	1,301,900	2,608,503	952,290	1,829,566
Net assets at end of period	$1,664,281	$1,399,491	$3,122,761	$863,559	$-

Beginning units	-	509,962	183,011	326,630	528,182
Units issued	171,974	21,450	5,788	25,072	30,470
Units redeemed	(10,433)	(88,629)	(17,006)	(75,091)	(558,652)
Ending units	161,541	442,783	171,793	276,611	-

 The accompanying Notes to Financial Statements are an integral part of this statement.

18

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PVC LargeCap Growth Account I Class 1	PVC LargeCap Growth Account Class 1	PVC Principal Capital Appreciation Account Class 1	PVC SAM Balanced Portfolio Class 1	PVC SAM Conservative Balanced Portfolio Class 1
For the Year Ended December 31, 2020
From operations:
Dividends	$2,386	$-	$120,634	$311,727	$11,864
Mortality and expense risk and administrative charges	(132,106)	-	(130,029)	(198,337)	(9,519)
Net investment income (loss)	(129,720)	-	(9,395)	113,390	2,345
Net realized gain (loss)	73,431	-	295,991	(139,696)	11,711
Capital gain distribution from mutual funds	546,583	-	452,104	446,467	9,247
Change in unrealized appreciation (depreciation) of investments	2,366,909	-	748,371	907,290	20,214
Increase (decrease) in net assets from operations	2,857,203	-	1,487,071	1,327,451	43,517

From contract transactions:
Payments received from contract owners	4,660	-	-	-	-
Payments for contract benefits or terminations	(621,022)	-	(483,272)	(1,500,896)	(355,258)
Transfers between sub-accounts (including fixed account), net	5,536	-	(37,054)	(37,723)	(33,580)
Increase (decrease) in net assets from contract transactions	(610,826)	-	(520,326)	(1,538,619)	(388,838)

Increase (decrease) in net assets	2,246,377	-	966,745	(211,168)	(345,321)
Net assets at beginning of period	8,824,837	-	9,661,187	15,074,931	812,024
Net assets at end of period	$11,071,214	$-	$10,627,932	$14,863,763	$466,703

Beginning units	772,369	-	942,784	1,677,456	132,156
Units issued	5,620	-	31,024	4,480	-
Units redeemed	(56,521)	-	(98,315)	(128,397)	(95,918)
Ending units	721,468	-	875,493	1,553,539	36,238

For the Year Ended December 31, 2019
From operations:
Dividends	$4,025	$7,965	$148,995	$390,253	$22,629
Mortality and expense risk and administrative charges	(66,791)	(49,926)	(129,731)	(215,422)	(11,211)
Net investment income (loss)	(62,766)	(41,961)	19,264	174,831	11,418
Net realized gain (loss)	6,798	1,956,523	288,229	29,324	2,999
Capital gain distribution from mutual funds	604,603	2,193,907	831,020	559,297	15,766
Change in unrealized appreciation (depreciation) of investments	446,509	(2,870,370)	1,286,952	1,801,691	78,822
Increase (decrease) in net assets from operations	995,144	1,238,099	2,425,465	2,565,143	109,005

From contract transactions:
Payments for contract benefits or terminations	(408,427)	(505,651)	(720,581)	(2,065,797)	(132,605)
Transfers between sub-accounts (including fixed account), net	8,238,120	(8,226,646)	(195,011)	146,403	12
Increase (decrease) in net assets from contract transactions	7,829,693	(8,732,297)	(915,592)	(1,919,394)	(132,593)

Increase (decrease) in net assets	8,824,837	(7,494,198)	1,509,873	645,749	(23,588)
Net assets at beginning of period	-	7,494,198	8,151,314	14,429,182	835,612
Net assets at end of period	$8,824,837	$-	$9,661,187	$15,074,931	$812,024

Beginning units	-	1,027,454	1,044,390	1,796,193	182,812
Units issued	811,369	29,495	6,612	9,900	-
Units redeemed	(39,000)	(1,056,949)	(108,218)	(128,637)	(50,656)
Ending units	772,369	-	942,784	1,677,456	132,156

 The accompanying Notes to Financial Statements are an integral part of this statement.

19

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PVC SAM Conservative Growth Portfolio Class 1	PVC SAM Flexible Income Portfolio Class 1	PVC SAM Strategic Growth Portfolio Class 1	PVC Short- Term Income Account Class 1	PVC SmallCap Account Class 1
For the Year Ended December 31, 2020
From operations:
Dividends	$264,801	$48,351	$104,978	$8,573	$13,241
Mortality and expense risk and administrative charges	(201,685)	(24,009)	(83,359)	(5,790)	(37,510)
Net investment income (loss)	63,116	24,342	21,619	2,783	(24,269)
Net realized gain (loss)	360,495	(4,318)	136,531	993	(22,752)
Capital gain distribution from mutual funds	229,422	38,767	142,654	-	194,098
Change in unrealized appreciation (depreciation) of investments	870,436	32,150	466,044	4,341	406,781
Increase (decrease) in net assets from operations	1,523,469	90,941	766,848	8,117	553,858

From contract transactions:
Payments received from contract owners	600	-	-	3,994	4,660
Payments for contract benefits or terminations	(1,358,177)	(235,267)	(1,142,655)	(50,930)	(130,883)
Transfers between sub-accounts (including fixed account), net	(46,414)	(251)	7,848	(1,692)	(28,849)
Increase (decrease) in net assets from contract transactions	(1,403,991)	(235,518)	(1,134,807)	(48,628)	(155,072)

Increase (decrease) in net assets	119,478	(144,577)	(367,959)	(40,511)	398,786
Net assets at beginning of period	15,594,335	1,830,818	6,579,636	435,038	2,980,208
Net assets at end of period	$15,713,813	$1,686,241	$6,211,677	$394,527	$3,378,994

Beginning units	1,857,146	208,859	486,536	208,804	558,388
Units issued	61	32	314	2,233	3,191
Units redeemed	(139,856)	(22,600)	(60,579)	(26,360)	(39,894)
Ending units	1,717,351	186,291	426,271	184,677	521,685

For the Year Ended December 31, 2019
From operations:
Dividends	$274,114	$67,901	$94,317	$11,634	$9,254
Mortality and expense risk and administrative charges	(208,901)	(26,645)	(87,520)	(6,793)	(39,855)
Net investment income (loss)	65,213	41,256	6,797	4,841	(30,601)
Net realized gain (loss)	386,438	(1,144)	6,871	267	21,384
Capital gain distribution from mutual funds	682,679	55,612	317,608	-	439,667
Change in unrealized appreciation (depreciation) of investments	1,830,893	113,792	1,083,343	10,822	202,536
Increase (decrease) in net assets from operations	2,965,223	209,516	1,414,619	15,930	632,986

From contract transactions:
Payments received from contract owners	600	-	-	-	-
Payments for contract benefits or terminations	(1,118,740)	(268,741)	(577,841)	(149,160)	(185,221)
Transfers between sub-accounts (including fixed account), net	13,879	(189)	8,309	33	3,422
Increase (decrease) in net assets from contract transactions	(1,104,261)	(268,930)	(569,532)	(149,127)	(181,799)

Increase (decrease) in net assets	1,860,962	(59,414)	845,087	(133,197)	451,187
Net assets at beginning of period	13,733,373	1,890,232	5,734,549	568,235	2,529,021
Net assets at end of period	$15,594,335	$1,830,818	$6,579,636	$435,038	$2,980,208

Beginning units	1,944,087	234,590	514,199	287,957	599,518
Units issued	32,769	-	316	5,378	5,351
Units redeemed	(119,710)	(25,731)	(27,979)	(84,531)	(46,481)
Ending units	1,857,146	208,859	486,536	208,804	558,388

 The accompanying Notes to Financial Statements are an integral part of this statement.

20

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Putnam VT Equity Income Fund Class IB	Putnam VT Global Equity Fund Class IB	Putnam VT International Value Fund Class IB	Royce Small- Cap Portfolio Investment Class	VALIC Company I Blue Chip Growth Fund
For the Year Ended December 31, 2020
From operations:
Dividends	$6,003	$218	$1,235	$1,020	$-
Mortality and expense risk and administrative charges	(4,598)	(1,582)	(646)	(384)	(215)
Net investment income (loss)	1,405	(1,364)	589	636	(215)
Net realized gain (loss)	(3,388)	1,131	(437)	(131)	51
Capital gain distribution from mutual funds	24,172	1,106	725	1,857	4,946
Change in unrealized appreciation (depreciation) of investments	(10,478)	15,103	(609)	(11,683)	11,427
Increase (decrease) in net assets from operations	11,711	15,976	268	(9,321)	16,209

From contract transactions:
Payments for contract benefits or terminations	(23,511)	(4,047)	(4,017)	-	-
Transfers between sub-accounts (including fixed account), net	18	9,003	1	-	(2)
Contract maintenance charges	-	(33)	-	-	-
Increase (decrease) in net assets from contract transactions	(23,493)	4,923	(4,016)	-	(2)

Increase (decrease) in net assets	(11,782)	20,899	(3,748)	(9,321)	16,207
Net assets at beginning of period	390,466	125,086	57,614	123,907	47,901
Net assets at end of period	$378,684	$145,985	$53,866	$114,586	$64,108

Beginning units	17,327	7,423	3,908	3,927	1,029
Units issued	-	723	-	-	-
Units redeemed	(1,229)	(266)	(345)	-	-
Ending units	16,098	7,880	3,563	3,927	1,029

For the Year Ended December 31, 2019
From operations:
Dividends	$7,357	$-	$1,444	$799	$-
Mortality and expense risk and administrative charges	(4,938)	(136)	(730)	(462)	(175)
Net investment income (loss)	2,419	(136)	714	337	(175)
Net realized gain (loss)	1,337	57	256	6	29
Capital gain distribution from mutual funds	31,442	-	3,026	14,338	4,872
Change in unrealized appreciation (depreciation) of investments	55,390	3,459	5,221	4,391	6,136
Increase (decrease) in net assets from operations	90,588	3,380	9,217	19,072	10,862

From contract transactions:
Payments for contract benefits or terminations	(23,983)	(30)	(2,058)	-	-
Transfers between sub-accounts (including fixed account), net	-	(3)	(1)	-	(3)
Increase (decrease) in net assets from contract transactions	(23,983)	(33)	(2,059)	-	(3)

Increase in net assets from separate account merger	-	121,739	-	-	-

Increase (decrease) in net assets	66,605	125,086	7,158	19,072	10,859
Net assets at beginning of period	323,861	-	50,456	104,835	37,042
Net assets at end of period	$390,466	$125,086	$57,614	$123,907	$47,901

Beginning units	18,489	-	4,059	3,927	1,029
Units issued	-	1	-	-	-
Units redeemed	(1,162)	(4)	(151)	-	-
Units transferred in from separate account merger	-	7,426	-	-	-
Ending units	17,327	7,423	3,908	3,927	1,029

 The accompanying Notes to Financial Statements are an integral part of this statement.

21

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Government Money Market I Fund	VALIC Company I Government Securities Fund	VALIC Company I Health Sciences Fund	VALIC Company I International Equities Index Fund	VALIC Company I Mid Cap Index Fund
For the Year Ended December 31, 2020
From operations:
Dividends	$10,134	$18,276	$-	$18,150	$13,456
Mortality and expense risk and administrative charges	(56,839)	(11,317)	(538)	(8,396)	(9,589)
Net investment income (loss)	(46,705)	6,959	(538)	9,754	3,867
Net realized gain (loss)	-	6,646	(12)	16,885	17,957
Capital gain distribution from mutual funds	-	-	8,641	12,415	75,064
Change in unrealized appreciation (depreciation) of investments	(2)	26,362	28,438	(20,014)	(80)
Increase (decrease) in net assets from operations	(46,707)	39,967	36,529	19,040	96,808

From contract transactions:
Payments received from contract owners	3,841	2,020	-	-	-
Payments for contract benefits or terminations	(370,375)	(54,901)	-	(100,286)	(161,188)
Transfers between sub-accounts (including fixed account), net	235,362	321	1	12,503	11,628
Contract maintenance charges	(559)	(278)	-	(113)	-
Increase (decrease) in net assets from contract transactions	(131,731)	(52,838)	1	(87,896)	(149,560)

Increase (decrease) in net assets	(178,438)	(12,871)	36,530	(68,856)	(52,752)
Net assets at beginning of period	4,661,466	754,159	125,593	746,556	1,011,200
Net assets at end of period	$4,483,028	$741,288	$162,123	$677,700	$958,448

Beginning units	428,901	41,285	1,656	51,907	24,135
Units issued	25,426	245	-	1,830	1,015
Units redeemed	(39,028)	(4,091)	-	(7,683)	(4,227)
Ending units	415,299	37,439	1,656	46,054	20,923

For the Year Ended December 31, 2019
From operations:
Dividends	$21,484	$-	$-	$6,132	$12,883
Mortality and expense risk and administrative charges	(17,824)	(980)	(445)	(2,855)	(10,249)
Net investment income (loss)	3,660	(980)	(445)	3,277	2,634
Net realized gain (loss)	-	116	(61)	5,782	21,902
Capital gain distribution from mutual funds	-	-	9,080	-	89,693
Change in unrealized appreciation (depreciation) of investments	(1)	(3,743)	19,157	39,069	95,219
Increase (decrease) in net assets from operations	3,659	(4,607)	27,731	48,128	209,448

From contract transactions:
Payments received from contract owners	464	-	-	-	-
Payments for contract benefits or terminations	(137,168)	(5,391)	-	(13,155)	(140,281)
Transfers between sub-accounts (including fixed account), net	(1,959)	154	(6)	256	1,172
Contract maintenance charges	(40)	(10)	-	(22)	-
Increase (decrease) in net assets from contract transactions	(138,703)	(5,247)	(6)	(12,921)	(139,109)

Increase in net assets from separate account merger	3,646,688	764,013	-	545,407	28,166

Increase (decrease) in net assets	3,511,644	754,159	27,725	580,614	98,505
Net assets at beginning of period	1,149,822	-	97,868	165,942	912,695
Net assets at end of period	$4,661,466	$754,159	$125,593	$746,556	$1,011,200

Beginning units	124,756	-	1,656	18,984	26,704
Units issued	341	38	-	87	487
Units redeemed	(14,964)	(317)	-	(948)	(4,876)
Units transferred in from separate account merger	318,768	41,564	-	33,784	1,820
Ending units	428,901	41,285	1,656	51,907	24,135

 The accompanying Notes to Financial Statements are an integral part of this statement.

22

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Nasdaq-100 Index Fund	VALIC Company I Science & Technology Fund	VALIC Company I Small Cap Index Fund	VALIC Company I Stock Index Fund	VALIC Company I Systematic Core Fund
For the Year Ended December 31, 2020
From operations:
Dividends	$419	$-	$1,782	$375,573	$27,902
Mortality and expense risk and administrative charges	(1,185)	(2,985)	(1,608)	(208,525)	(39,456)
Net investment income (loss)	(766)	(2,985)	174	167,048	(11,554)
Net realized gain (loss)	3,003	2,662	(112)	1,743,919	236,161
Capital gain distribution from mutual funds	1,317	20,212	14,326	1,201,063	275,295
Change in unrealized appreciation (depreciation) of investments	34,514	78,331	11,569	(75,949)	49,694
Increase (decrease) in net assets from operations	38,068	98,220	25,957	3,036,081	549,596

From contract transactions:
Payments received from contract owners	-	265	-	8,748	2,020
Payments for contract benefits or terminations	(3,341)	(2,652)	(5,608)	(2,487,064)	(302,482)
Transfers between sub-accounts (including fixed account), net	94,360	(351)	8,535	(40,396)	(53,545)
Contract maintenance charges	-	(53)	-	(1,254)	(731)
Adjustments to net assets allocated to contracts in payout period	-	-	-	(251,817)	-
Increase (decrease) in net assets from contract transactions	91,019	(2,791)	2,927	(2,771,783)	(354,738)

Increase (decrease) in net assets	129,087	95,429	28,884	264,298	194,858
Net assets at beginning of period	51,074	181,822	122,050	19,116,831	2,903,156
Net assets at end of period	$180,161	$277,251	$150,934	$19,381,129	$3,098,014

Beginning units	1,777	8,743	4,217	305,788	87,814
Units issued	1,695	16	465	(1,801)	423
Units redeemed	(144)	(156)	(216)	(54,073)	(10,566)
Ending units	3,328	8,603	4,466	249,914	77,671

For the Year Ended December 31, 2019
From operations:
Dividends	$184	$-	$1,691	$16,368	$-
Mortality and expense risk and administrative charges	(624)	(877)	(1,892)	(30,592)	(3,577)
Net investment income (loss)	(440)	(877)	(201)	(14,224)	(3,577)
Net realized gain (loss)	2,783	670	6,253	142,919	46,414
Capital gain distribution from mutual funds	645	9,164	12,584	23,561	-
Change in unrealized appreciation (depreciation) of investments	11,207	11,019	9,798	667,444	46,740
Increase (decrease) in net assets from operations	14,195	19,976	28,434	819,700	89,577

From contract transactions:
Payments received from contract owners	-	-	-	628	-
Payments for contract benefits or terminations	(3,992)	(469)	(27,747)	(271,155)	(56,998)
Transfers between sub-accounts (including fixed account), net	(6)	13,690	(13,388)	(2,863)	171
Contract maintenance charges	-	(2)	-	(109)	(107)
Adjustments to net assets allocated to contracts in payout period	-	-	-	16,320	-
Increase (decrease) in net assets from contract transactions	(3,998)	13,219	(41,135)	(257,179)	(56,934)

Increase in net assets from separate account merger	-	107,416	-	17,607,304	2,870,513

Increase (decrease) in net assets	10,197	140,611	(12,701)	18,169,825	2,903,156
Net assets at beginning of period	40,877	41,211	134,751	947,006	-
Net assets at end of period	$51,074	$181,822	$122,050	$19,116,831	$2,903,156

Beginning units	1,995	2,341	5,811	48,734	-
Units issued	-	372	14	391	392
Units redeemed	(218)	(40)	(1,608)	(6,435)	(2,092)
Units transferred in from separate account merger	-	6,070	-	263,098	89,514
Ending units	1,777	8,743	4,217	305,788	87,814
 The accompanying Notes to Financial Statements are an integral part of this statement.

23

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company II High Yield Bond Fund	VALIC Company II Mid Cap Value Fund	VALIC Company II Strategic Bond Fund
For the Year Ended December 31, 2020
From operations:
Dividends	$4,580	$15,830	$10,831
Mortality and expense risk and administrative charges	(937)	(25,379)	(3,274)
Net investment income (loss)	3,643	(9,549)	7,557
Net realized gain (loss)	(238)	(5,810)	1,443
Capital gain distribution from mutual funds	-	106,367	-
Change in unrealized appreciation (depreciation) of investments	(61)	(49,509)	6,379
Increase (decrease) in net assets from operations	3,344	41,499	15,379

From contract transactions:
Payments received from contract owners	-	53,794	180
Payments for contract benefits or terminations	(1,498)	(73,355)	(7,896)
Transfers between sub-accounts (including fixed account), net	(20)	6,674	2,013
Contract maintenance charges	(56)	(293)	(126)
Increase (decrease) in net assets from contract transactions	(1,574)	(13,180)	(5,829)

Increase (decrease) in net assets	1,770	28,319	9,550
Net assets at beginning of period	66,848	2,098,633	230,158
Net assets at end of period	$68,618	$2,126,952	$239,708

Beginning units	2,546	59,641	9,114
Units issued	-	1,861	136
Units redeemed	(62)	(2,291)	(368)
Ending units	2,484	59,211	8,882

For the Year Ended December 31, 2019
From operations:
Mortality and expense risk and administrative charges	$(85)	$(2,622)	$(286)
Net investment income (loss)	(85)	(2,622)	(286)
Net realized gain (loss)	(4)	11,953	52
Change in unrealized appreciation (depreciation) of investments	1,274	47,554	2,355
Increase (decrease) in net assets from operations	1,185	56,885	2,121

From contract transactions:
Payments received from contract owners	-	428	54
Payments for contract benefits or terminations	(201)	(69,629)	(285)
Transfers between sub-accounts (including fixed account), net	(1)	37	405
Contract maintenance charges	-	(53)	(4)
Increase (decrease) in net assets from contract transactions	(202)	(69,217)	170

Increase in net assets from separate account merger	65,865	2,110,965	227,867

Increase (decrease) in net assets	66,848	2,098,633	230,158
Net assets at beginning of period	-	-	-
Net assets at end of period	$66,848	$2,098,633	$230,158

Beginning units	-	-	-
Units issued	5	264	25
Units redeemed	(12)	(2,246)	(19)
Units transferred in from separate account merger	2,553	61,623	9,108
Ending units	2,546	59,641	9,114

The accompanying Notes to Financial Statements are an integral part of this statement.

24

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Separate Account D (the Separate Account) is a segregated investment account established by American General Life Insurance Company (the Company) to receive and invest premium payments from variable annuity contracts issued by the Company. The Company is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, wholly owned subsidiary of American International Group, Inc. (AIG).

On November 29, 2019, AG Separate Account A (“AGL AG A”), Separate Account A (“AGL Sep A”), Separate Account VA-1(“AGL VA-1”) and Separate Account VA-2 (“AGL VA-2”) of the Company merged into the Separate Account. Additional information can be found in Note 8.

The Separate Account includes the following products, which are no longer available for sale:

Chairman Variable Annuity	Select Reserve
Elite Plus Bonus Variable Annuity	The One Multi Manager Variable Annuity
GENERATIONS™	VAriety Plus®
Individual Variable Annuity Contract(AGVH)	WM Advantage
Individual Variable Annuity Contract(AGVU)	WM Strategic Asset Manager
Individual Variable Annuity Contract (Franklin)	Other Separate Account D contracts
Platinum Investor®

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open-ended management investment company. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as “Funds” throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2020 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve month period, except as noted below.

American Century Variable Portfolios, Inc. (American Century VP)
American Century VP Value Fund Class I

BNY Mellon Investment Portfolios (BNY Mellon IP)
BNY Mellon IP MidCap Stock Portfolio Initial Shares

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares

BNY Mellon Variable Investment Fund (BNY Mellon VIF)
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	BNY Mellon VIF Quality Bond Portfolio Initial Shares(b)

Fidelity Variable Insurance Products (Fidelity VIP)
Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Growth Portfolio Initial Class
Fidelity VIP Asset Manager Portfolio Service Class 2	Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP High Income Portfolio Initial Class
Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Index 500 Portfolio Initial Class
Fidelity VIP Equity-Income Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Initial Class
Fidelity VIP Equity-Income Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Initial Class
Fidelity VIP Government Money Market Portfolio Initial Class

25

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Franklin Templeton Variable Insurance Products Trust (FTVIP)
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	FTVIP Templeton Foreign VIP Fund Class 2
FTVIP Templeton Developing Markets VIP Fund Class 2

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT)
Goldman Sachs VIT Strategic Growth Fund Institutional Shares

Invesco
Invesco Comstock Fund Class A	Invesco Government Money Market Fund Class AX
Invesco Corporate Bond Fund Class A(d)	Invesco High Yield Fund Class A

Invesco Variable Insurance Funds (Invesco V.I.)
Invesco Oppenheimer V.I. Capital Appreciation Fund Series I	Invesco V.I. Core Equity Fund Series I
Invesco Oppenheimer V.I. Global Strategic Income Fund Series I	Invesco V.I. Core Plus Bond Fund Series I
Invesco Oppenheimer V.I. Main Street Fund Series I	Invesco V.I. Global Core Equity Fund Series I
Invesco Oppenheimer V.I. Main Street Small Cap Fund Series I	Invesco V.I. Government Securities Fund Series I
Invesco V.I. American Franchise Fund Series I	Invesco V.I. Growth and Income Fund Series I
Invesco V.I. American Value Fund Series I	Invesco V.I. High Yield Fund Series I
Invesco V.I. Comstock Fund Series I	Invesco V.I. International Growth Fund Series I

Janus Aspen Series (Janus)
Janus Henderson Enterprise Portfolio Service Shares	Janus Henderson Overseas Portfolio Service Shares
Janus Henderson Global Research Portfolio Service Shares	Janus Henderson Research Portfolio Service Shares

JPMorgan Insurance Trust (JPMorgan)
JPMorgan Insurance Trust Core Bond Portfolio Class 1	JPMorgan Insurance Trust Small Cap Core Portfolio Class 1
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	JPMorgan Insurance Trust U.S. Equity Portfolio Class 1

MFS Variable Insurance Trust (MFS VIT)
MFS VIT Growth Series Initial Class	MFS VIT Research Series Initial Class
MFS VIT Investors Trust Series Initial Class	MFS VIT Total Return Series Initial Class
MFS VIT New Discovery Series Initial Class	MFS VIT Utilities Series Initial Class

MFS Variable Insurance Trust II (MFS VIT II)
MFS VIT II Core Equity Portfolio Initial Class

Morgan Stanley Variable Insurance Fund, Inc. (Morgan Stanley VIF)
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	Morgan Stanley VIF Growth Portfolio Class I
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	Morgan Stanley VIF U.S. Real Estate Portfolio Class I
Morgan Stanley VIF Global Strategist Portfolio Class I

Neuberger Berman Advisers Management Trust (Neuberger Berman AMT)
Neuberger Berman AMT Mid Cap Growth Portfolio Class I

PIMCO Variable Insurance Trust (PIMCO)
PIMCO Real Return Portfolio Administrative Class	PIMCO Total Return Portfolio Administrative Class
PIMCO Short-Term Portfolio Administrative Class

Pioneer Variable Contracts Trust (Pioneer)
Pioneer Fund VCT Portfolio Class I	Pioneer Select Mid Cap Growth VCT Portfolio Class I

Principal Variable Contracts Funds, Inc. (PVC)
PVC Core Plus Bond Account Class 1	PVC SAM Balanced Portfolio Class 1
PVC Diversified International Account Class 1	PVC SAM Conservative Balanced Portfolio Class 1
PVC Equity Income Account Class 1	PVC SAM Conservative Growth Portfolio Class 1
PVC Government & High Quality Bond Account Class 1	PVC SAM Flexible Income Portfolio Class 1
PVC Income Account Class 1(e)	PVC SAM Strategic Growth Portfolio Class 1

26

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Principal Variable Contracts Funds, Inc. (PVC)
PVC LargeCap Growth Account I Class 1	PVC Short-Term Income Account Class 1
PVC LargeCap Growth Account Class 1(f)	PVC SmallCap Account Class 1
PVC Principal Capital Appreciation Account Class 1

Putnam Variable Trust (Putnam VT)
Putnam VT Equity Income Fund Class IB	Putnam VT International Value Fund Class IB
Putnam VT Global Equity Fund Class IB

Royce Capital Fund (Royce)
Royce Small-Cap Portfolio Investment Class

VALIC Company I(a)
VALIC Company I Asset Allocation Fund(d)	VALIC Company I International Socially Responsible Fund(d)
VALIC Company I Blue Chip Growth Fund	VALIC Company I Mid Cap Index Fund
VALIC Company I Capital Conservation Fund(d)	VALIC Company I Nasdaq-100 Index Fund
VALIC Company I Dividend Value Fund(d)	VALIC Company I Science & Technology Fund
VALIC Company I Government Money Market I Fund	VALIC Company I Small Cap Index Fund
VALIC Company I Government Securities Fund	VALIC Company I Stock Index Fund
VALIC Company I Health Sciences Fund	VALIC Company I Systematic Core Fund(c)
VALIC Company I International Equities Index Fund

VALIC Company II(a)
VALIC Company II High Yield Bond Fund	VALIC Company II Strategic Bond Fund
VALIC Company II Mid Cap Value Fund

(a)

VALIC Company I is an affiliated investment Company. The Variable Annuity Life Insurance Company (VALIC), an affiliate of the Company, serves as the investment advisor to VALIC Company I series. VALIC Retirement Services Company, a direct, wholly owned subsidiary of VALIC, serves as the transfer agent and accounting services agent to VALIC Company I series. SunAmerica Asset Management LLC (SAAMCO), an affiliate of the Company, serves as investment sub-advisor to certain underlying mutual funds of VALIC Company I series.

(b)	For the periods January 1, 2019 to December 31, 2019 and January 1, 2020 to April 30, 2020 (cessation of operations).

(c)	Formerly VALIC Company I Growth and Income Fund.

(d)	Funds had no activity during the current year.

(e)

The PVC Income Account, in operation for the period January 1, 2019 to June 7, 2019 (cessation of operations) merged into the PVC Core Plus Bond Account, in operation for the periods June 7, 2019 (commencement of operations) to December 31, 2019 and January 1, 2020 to December 31, 2020.

(f)

The PVC Large Cap Growth Account, in operation for the period January 1, 2019 to June 7, 2019 (cessation of operations) merged into the PVC Large Cap Growth Account I, in operation for the periods June 7, 2019 (commencement of operations) to December 31, 2019 and January 1, 2020 to December 31, 2020.

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of the Company’s General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of the Separate Account are segregated from the Company’s assets. The operations of the Separate Account are part of the Company. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

2.	Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual

27

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Reserves for Annuity Contracts in Payout: Net assets allocated to contracts in the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.

An assumed interest rate of 3.50 percent is used in determining annuity payments for all contracts except for “deferred load” contracts and contracts issued prior to January 1, 1982, which have an assumed interest rate of 3 percent.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.

For Elite Plus Bonus Variable Annuity and The One Multi Manager Variable Annuity, net purchase payments made by variable annuity contract owners are accumulated based on the performance of the investments of the Separate Account until the date the contract owners select to commence annuity payments.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner’s interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. The Company will periodically review changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

28

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.	Fair Value Measurements

Assets recorded at fair value in the Separate Account’s Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three “levels” based on the observability of valuation inputs:

●

Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

●

Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

●

Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2020 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2020, and respective hierarchy levels.

4.	Expenses

Expense charges are applied against the current value of the Separate Account and are paid as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges and administrative charges are calculated daily, at an annual rate, on the actual prior day’s net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to the Company. The mortality risk charge represents compensation to the Company for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to the Company for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The administrative charge reimburses the Company for any administrative expenses incurred under the contract. This includes the expenses for administration and marketing. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

29

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The exact rate depends on the particular product issued. Expense charges for each product are as follows:

Products	Separate Account Annual Charges*	Annual Maintenance Charge*
Chairman Variable Annuity	1.40%	N/A
Elite Plus Bonus Variable Annuity**	1.40%	$30
GENERATIONS™	1.40%	$30
Individual Variable Annuity Contract(AGVH)	1.25%	$30
Individual Variable Annuity Contract(AGVU)	1.25%	$30
Platinum Investor®	1.35%	N/A
The One Multi Manager Variable Annuity	1.15%	N/A
Select Reserve	0.40%	N/A
VAriety Plus®	1.55%	$36
WM Advantage	1.40%	N/A
WM Strategic Asset Manager	1.40%	$35
Other Separate Account D contracts	1.0017%	N/A

*

An annual maintenance charge may be imposed on the last day of each contract year during the accumulation period for administrative expenses with respect to each contract. The annual maintenance charge is paid by redemption of units outstanding.

**	Elite Plus Bonus Variable Annuity has an additional 0.05% optional death benefit charge and 0.10% optional annual benefit step-up charge.

For the Individual Variable Annuity Contract (Franklin), expense charges for each subaccount are as follows:

Sub-accounts	Separate Account Annual Charges*	Investment Management Charge*
VALIC Company I Government Money Market I Fund (Sub-account C)	1.06%	0.60%
VALIC Company I Stock Index Fund (Sub-account A & B)	1.00%	0.38%

*	Total annual Separate Account expenses are capped at 1.44 percent.

Contract Fees, Sales and Administrative Charges: Each year the Company charges an annual contract fee against each contract owner’s account for administrative expenses. These charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The Company may deduct a sales charge to cover sales expenses, including commissions under the Individual Variable Annuity Contracts (AGVH & AGVU). The sales charge is deducted from the payments received from contract owners.

Certain purchase payments for the Other Separate Account D Contracts are subject to a sales and administrative charge. The percentage rate charged is based on the amount of purchase payments received. These charges are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets. For these contracts, deductions for sales and administrative charges is up to 6 percent from each group (group contracts are no longer offered) and 8.75 percent from each individual variable annuity contract.

Contract Maintenance Charge for the Elite Plus Bonus Variable Annuity and The One Multi Manager Variable Annuity: During the accumulation phase, an annual contract maintenance charge is assessed by the Company on the contract anniversary. In the event of a full surrender, a contract maintenance charge is assessed at the date of surrender and deducted from the withdrawal proceeds. The contract maintenance charge represents a reimbursement of administrative expenses incurred by the Company related to the establishment and maintenance of the record keeping function for the sub-accounts. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

For Elite Plus Bonus Variable Annuity product, an annual account maintenance charge of $30 is assessed by the Company on the contract anniversary, unless on contract anniversary the contract value equals or exceeds $40,000, in which case, no account maintenance charge is assessed against the contract.

30

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to the Company. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

For the Variable Annuity Contracts, a minimum withdrawal charge of $5 to a maximum of $5 plus 2 percent may be charge for each withdrawal made before the contract owner reaches the age of 59 1⁄2.

For the Chairman Variable Annuity, the maximum withdrawal charge is 6 percent of purchase payments withdrawn during the first two years after receipt. The percentage declines ratably until elimination after the seventh year.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

A transfer fee of $25 is assessed on each transfer in excess of 12 transfers during the contract year.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, the Company will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

5.	Purchases and Sales of Investments

For the year ended December 31, 2020, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts	Cost of Purchases	Proceeds from Sales
American Century VP Value Fund Class I	$10,322	$9,025
BNY Mellon IP MidCap Stock Portfolio Initial Shares	567	931
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	5,542	15,957
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	1,036	16,013
BNY Mellon VIF Quality Bond Portfolio Initial Shares	1,053	183,794
Fidelity VIP Asset Manager Portfolio Initial Class	19,726	18,057
Fidelity VIP Asset Manager Portfolio Service Class 2	1,822	1,874
Fidelity VIP Contrafund Portfolio Initial Class	12,408	75,898
Fidelity VIP Contrafund Portfolio Service Class 2	15,832	60,902
Fidelity VIP Equity-Income Portfolio Initial Class	59,608	47,269
Fidelity VIP Equity-Income Portfolio Service Class 2	26,869	27,205
Fidelity VIP Government Money Market Portfolio Initial Class	608,235	562,520
Fidelity VIP Growth Portfolio Initial Class	125,560	96,025
Fidelity VIP Growth Portfolio Service Class 2	36,099	16,444
Fidelity VIP High Income Portfolio Initial Class	2,671	27,266
Fidelity VIP Index 500 Portfolio Initial Class	60,189	111,610
Fidelity VIP Investment Grade Bond Portfolio Initial Class	4,367	13,148
Fidelity VIP Overseas Portfolio Initial Class	858	2,030
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	110,833	61,093
FTVIP Templeton Developing Markets VIP Fund Class 2	30,954	71,665
FTVIP Templeton Foreign VIP Fund Class 2	10,720	10,057
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	3,537	8,386
Invesco Comstock Fund Class A	35,613	131,162
Invesco Government Money Market Fund Class AX	122	13,037
Invesco High Yield Fund Class A	29,839	119,516
Invesco Oppenheimer V.I. Capital Appreciation Fund Series I	470,021	139,412
Invesco Oppenheimer V.I. Global Strategic Income Fund Series I	13,047	36,298
Invesco Oppenheimer V.I. Main Street Fund Series I	459,721	382,504
Invesco Oppenheimer V.I. Main Street Small Cap Fund Series I	20,691	40,275
Invesco V.I. American Franchise Fund Series I	1,856,224	2,712,474
Invesco V.I. American Value Fund Series I	117,519	391,388
Invesco V.I. Comstock Fund Series I	93,733	826,597
Invesco V.I. Core Equity Fund Series I	544,683	210,540
Invesco V.I. Core Plus Bond Fund Series I	7,039	8,287

31

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
Invesco V.I. Global Core Equity Fund Series I	$24,548	$217,859
Invesco V.I. Government Securities Fund Series I	44,553	101,602
Invesco V.I. Growth and Income Fund Series I	317,872	680,060
Invesco V.I. High Yield Fund Series I	25,894	66,692
Invesco V.I. International Growth Fund Series I	60,638	80,386
Janus Henderson Enterprise Portfolio Service Shares	8,119	11,743
Janus Henderson Global Research Portfolio Service Shares	2,000	19,269
Janus Henderson Overseas Portfolio Service Shares	12,518	48,795
Janus Henderson Research Portfolio Service Shares	31,211	56,513
JPMorgan Insurance Trust Core Bond Portfolio Class 1	72,493	630,301
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	117,553	143,941
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	3,666	684
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	170,186	352,279
MFS VIT Growth Series Initial Class	106,249	234,939
MFS VIT Investors Trust Series Initial Class	17,014	47,809
MFS VIT New Discovery Series Initial Class	11,018	1,553
MFS VIT Research Series Initial Class	40,775	28,473
MFS VIT Total Return Series Initial Class	45,984	32,551
MFS VIT Utilities Series Initial Class	130,823	47,972
MFS VIT II Core Equity Portfolio Initial Class	115,223	237,172
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	43,554	32,082
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	30,210	91,471
Morgan Stanley VIF Global Strategist Portfolio Class I	54,945	92,720
Morgan Stanley VIF Growth Portfolio Class I	990,748	3,910,543
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	68,813	140,427
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	3,375	4,500
PIMCO Real Return Portfolio Administrative Class	7,543	8,441
PIMCO Short-Term Portfolio Administrative Class	6,176	12,537
PIMCO Total Return Portfolio Administrative Class	15,115	13,016
Pioneer Fund VCT Portfolio Class I	14,387	38,128
Pioneer Select Mid Cap Growth VCT Portfolio Class I	20,339	14,736
PVC Core Plus Bond Account Class 1	58,553	171,586
PVC Diversified International Account Class 1	34,835	101,685
PVC Equity Income Account Class 1	246,874	576,916
PVC Government & High Quality Bond Account Class 1	21,232	85,750
PVC LargeCap Growth Account I Class 1	609,241	803,203
PVC Principal Capital Appreciation Account Class 1	1,144,970	1,222,587
PVC SAM Balanced Portfolio Class 1	839,165	1,817,927
PVC SAM Conservative Balanced Portfolio Class 1	21,110	398,356
PVC SAM Conservative Growth Portfolio Class 1	494,224	1,605,676
PVC SAM Flexible Income Portfolio Class 1	87,151	259,560
PVC SAM Strategic Growth Portfolio Class 1	249,176	1,219,710
PVC Short-Term Income Account Class 1	12,554	58,399
PVC SmallCap Account Class 1	218,828	204,071
Putnam VT Equity Income Fund Class IB	30,175	28,091
Putnam VT Global Equity Fund Class IB	10,342	5,677
Putnam VT International Value Fund Class IB	1,960	4,663
Royce Small-Cap Portfolio Investment Class	2,877	384
VALIC Company I Blue Chip Growth Fund	4,946	217
VALIC Company I Government Money Market I Fund	288,869	455,618
VALIC Company I Government Securities Fund	22,799	94,668
VALIC Company I Health Sciences Fund	8,641	538
VALIC Company I International Equities Index Fund	53,595	110,507
VALIC Company I Mid Cap Index Fund	107,825	178,454
VALIC Company I Nasdaq-100 Index Fund	96,113	4,543
VALIC Company I Science & Technology Fund	20,505	6,070
VALIC Company I Small Cap Index Fund	24,643	7,216
VALIC Company I Stock Index Fund	1,744,386	4,470,601
VALIC Company I Systematic Core Fund	319,023	402,178
VALIC Company II High Yield Bond Fund	4,587	2,519
VALIC Company II Mid Cap Value Fund	184,445	98,954
VALIC Company II Strategic Bond Fund	14,142	12,419

32

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2020, follows:

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Century VP Value Fund Class I	6,684		35.58	237,822	1.98		1.35		-0.38
BNY Mellon IP MidCap Stock Portfolio Initial Shares	2,742		30.41	83,379	0.70		1.35		6.66
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	11,502		24.28	279,255	1.02		1.35		22.48
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	6,696		28.06	187,900	0.57		1.35		18.28
BNY Mellon VIF Quality Bond Portfolio Initial Shares	-		18.87	-	0.75		1.35		1.89
Fidelity VIP Asset Manager Portfolio Initial Class	41,385	6.34	15.64	469,974	1.45	1.40	1.55	13.10	13.27
Fidelity VIP Asset Manager Portfolio Service Class 2	3,600		21.16	76,160	1.24		1.35		13.00
Fidelity VIP Contrafund Portfolio Initial Class	43,908		38.36	1,684,415	0.24		1.40		28.75
Fidelity VIP Contrafund Portfolio Service Class 2	15,637		40.98	640,809	0.08		1.35		28.49
Fidelity VIP Equity-Income Portfolio Initial Class	50,140		19.09	957,102	1.64		1.40		5.21
Fidelity VIP Equity-Income Portfolio Service Class 2	11,903		24.60	292,850	1.49		1.35		5.01
Fidelity VIP Government Money Market Portfolio Initial Class	88,883	5.92	9.78	846,869	0.31		1.40		-1.07
Fidelity VIP Growth Portfolio Initial Class	43,697		33.60	1,468,030	0.07		1.40		41.89
Fidelity VIP Growth Portfolio Service Class 2	15,526		30.42	472,325	0.04		1.35		41.63
Fidelity VIP High Income Portfolio Initial Class	4,736		10.84	51,343	4.12		1.40		1.32
Fidelity VIP Index 500 Portfolio Initial Class	86,814	9.86	26.60	2,204,724	1.63	1.40	1.55	16.42	16.60
Fidelity VIP Investment Grade Bond Portfolio Initial Class	15,916		12.49	198,824	2.19		1.40		7.87
Fidelity VIP Overseas Portfolio Initial Class	7,939		13.78	109,419	0.41		1.40		14.01
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	22,450		44.63	1,002,017	0.00		1.15		53.31
FTVIP Templeton Developing Markets VIP Fund Class 2	11,525	30.91	32.22	416,486	4.12	1.15	1.50	15.43	15.84
FTVIP Templeton Foreign VIP Fund Class 2	18,791	15.10	15.63	301,749	2.91	1.35	1.50	-2.64	-2.48
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	1,207		38.93	46,985	0.08		1.35		38.62
Invesco Comstock Fund Class A	22,542		73.29	1,651,135	2.12		0.75		-1.53
Invesco Government Money Market Fund Class AX	3,724		9.60	34,762	0.35		0.75		-0.50
Invesco High Yield Fund Class A	30,578		14.84	453,844	5.86		0.75		2.84
Invesco Oppenheimer V.I. Capital Appreciation Fund Series I	71,803	41.55	41.66	2,976,885	0.00	1.40	1.50	34.54	34.68
Invesco Oppenheimer V.I. Global Strategic Income Fund Series I	19,035	11.20	11.53	218,082	5.59	1.15	1.50	1.85	2.21
Invesco Oppenheimer V.I. Main Street Fund Series I	120,281	28.89	32.15	3,805,136	1.42	1.40	1.50	12.24	12.35
Invesco Oppenheimer V.I. Main Street Small Cap Fund Series I	18,130	51.61	58.37	1,024,917	0.55	1.40	1.50	18.13	18.25
Invesco V.I. American Franchise Fund Series I	213,221	41.23	53.16	13,139,924	0.07	1.15	1.50	40.22	40.72
Invesco V.I. American Value Fund Series I	79,618		27.02	2,150,932	0.77		1.40		-0.28
Invesco V.I. Comstock Fund Series I	65,851		19.73	1,299,444	1.52		1.40		-2.23
Invesco V.I. Core Equity Fund Series I	101,133	23.65	24.44	2,456,755	1.24	1.15	1.35	12.32	12.54
Invesco V.I. Core Plus Bond Fund Series I	13,377	16.70	17.01	226,306	1.88	1.40	1.50	8.08	8.18
Invesco V.I. Global Core Equity Fund Series I	55,533		13.05	724,669	1.06		1.40		11.65
Invesco V.I. Government Securities Fund Series I	57,869	11.23	12.13	664,121	2.50	0.75	1.55	4.64	5.48
Invesco V.I. Growth and Income Fund Series I	274,252	24.75	35.81	6,873,439	1.94	1.25	1.40	0.67	0.82
Invesco V.I. High Yield Fund Series I	21,640	13.95	14.02	302,200	5.20	1.35	1.40	1.88	1.93
Invesco V.I. International Growth Fund Series I	47,961	25.58	26.24	1,253,638	2.15	1.15	1.35	12.47	12.68
Janus Henderson Enterprise Portfolio Service Shares	4,842		26.47	128,184	0.00		1.35		17.58
Janus Henderson Global Research Portfolio Service Shares	1,952		15.52	30,288	0.38		1.35		18.16
Janus Henderson Overseas Portfolio Service Shares	20,050	17.54	17.73	360,869	1.05	1.35	1.50	14.28	14.47
Janus Henderson Research Portfolio Service Shares	11,673	23.79	24.28	283,112	0.22	1.40	1.50	30.59	30.72
JPMorgan Insurance Trust Core Bond Portfolio Class 1	142,058		22.86	3,247,368	2.12		1.15		6.61
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	33,269		48.47	1,612,396	1.27		1.15		-0.78
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	2,099		31.02	65,111	0.78		1.35		12.16
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	69,877		35.65	2,491,265	0.73		1.15		23.82
MFS VIT Growth Series Initial Class	48,999	34.09	43.88	1,812,058	0.00	1.35	1.40	30.02	30.09
MFS VIT Investors Trust Series Initial Class	20,919		21.74	454,810	0.56		1.40		12.29
MFS VIT New Discovery Series Initial Class	3,618		42.80	154,868	0.00		1.35		43.93
MFS VIT Research Series Initial Class	40,404	23.13	26.20	941,033	0.68	1.35	1.40	14.97	15.03
MFS VIT Total Return Series Initial Class	47,586		18.74	891,581	2.17		1.40		8.29
MFS VIT Utilities Series Initial Class	28,640		33.77	967,188	2.39		1.40		4.43
MFS VIT II Core Equity Portfolio Initial Class	91,223	18.92	19.05	2,012,851	0.67	1.35	1.50	16.93	17.12
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	64,763		11.77	762,519	2.82		1.40		6.30
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	63,719		14.37	915,588	1.22		1.40		12.85
Morgan Stanley VIF Global Strategist Portfolio Class I	31,214		10.39	324,463	1.36		1.40		9.38
Morgan Stanley VIF Growth Portfolio Class I	57,077	70.83	92.32	4,227,812	0.00	1.35	1.40	114.29	114.40
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	11,778		33.50	394,509	2.52		1.40		-18.01
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	2,905		28.68	83,309	0.00		1.35		38.10

33

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
PIMCO Real Return Portfolio Administrative Class	6,898		23.17	159,800	1.43		1.35		10.22
PIMCO Short-Term Portfolio Administrative Class	2,375		12.63	29,985	1.26		1.35		0.87
PIMCO Total Return Portfolio Administrative Class	13,581		22.50	305,572	2.14		1.35		7.19
Pioneer Fund VCT Portfolio Class I	4,968		34.26	170,181	0.70		1.35		22.61
Pioneer Select Mid Cap Growth VCT Portfolio Class I	9,338		38.93	363,542	0.00		1.35		37.31
PVC Core Plus Bond Account Class 1	147,705		11.13	1,643,910	3.54		1.40		8.03
PVC Diversified International Account Class 1	406,300	2.81	10.06	1,497,277	2.34		1.40		14.55
PVC Equity Income Account Class 1	145,411	4.96	25.02	2,802,628	1.80		1.40		4.95
PVC Government & High Quality Bond Account Class 1	250,526	2.30	9.24	801,961	2.55		1.40		1.44
PVC LargeCap Growth Account I Class 1	721,468		15.35	11,071,214	0.02		1.40		34.31
PVC Principal Capital Appreciation Account Class 1	875,493	5.66	36.59	10,627,932	1.19		1.40		17.07
PVC SAM Balanced Portfolio Class 1	1,553,539	3.14	20.49	14,863,763	2.08		1.40		9.73
PVC SAM Conservative Balanced Portfolio Class 1	36,238	2.59	13.53	466,703	1.86		1.40		8.08
PVC SAM Conservative Growth Portfolio Class 1	1,717,351	3.28	22.83	15,713,813	1.69		1.40		11.38
PVC SAM Flexible Income Portfolio Class 1	186,291	2.46	14.62	1,686,241	2.75		1.40		5.78
PVC SAM Strategic Growth Portfolio Class 1	426,271	3.20	25.80	6,211,677	1.64		1.40		13.80
PVC Short-Term Income Account Class 1	184,677	1.87	8.28	394,527	2.07		1.40		1.93
PVC SmallCap Account Class 1	521,685	5.60	17.22	3,378,994	0.42		1.40		20.50
Putnam VT Equity Income Fund Class IB	16,098		23.52	378,684	1.56		1.35		4.38
Putnam VT Global Equity Fund Class IB	7,880	14.54	20.71	145,985	0.16	1.15	1.50	8.42	8.80
Putnam VT International Value Fund Class IB	3,563		15.12	53,866	2.22		1.35		2.55
Royce Small-Cap Portfolio Investment Class	3,927		29.18	114,586	0.86		0.40		-7.52
VALIC Company I Blue Chip Growth Fund	1,029		62.32	64,108	0.00		0.40		33.83
VALIC Company I Government Money Market I Fund	415,299	6.58	8.73	4,483,028	0.22	0.40	1.55	-1.32	-0.18
VALIC Company I Government Securities Fund	37,439	3.18	18.05	741,288	2.44	1.33	1.50	5.03	5.94
VALIC Company I Health Sciences Fund	1,656		97.91	162,123	0.00		0.40		29.08
VALIC Company I International Equities Index Fund	46,054	2.03	18.10	677,700	2.55	0.40	1.55	5.73	6.95
VALIC Company I Mid Cap Index Fund	20,923	31.92	54.26	958,448	1.37	0.40	1.40	11.72	12.85
VALIC Company I Nasdaq-100 Index Fund	3,328	32.28	65.08	180,161	0.36	1.35	1.40	45.89	45.96
VALIC Company I Science & Technology Fund	8,603	26.42	27.58	277,251	0.00	1.35	1.50	54.47	54.72
VALIC Company I Small Cap Index Fund	4,466	31.91	37.87	150,934	1.31	1.35	1.40	17.82	17.88
VALIC Company I Stock Index Fund	249,914	13.72	36.59	19,381,129	1.95	0.40	1.55	16.17	17.52
VALIC Company I Systematic Core Fund	77,671	26.60	41.54	3,098,014	0.93	1.40	1.50	21.37	21.49
VALIC Company II High Yield Bond Fund	2,484	27.32	27.88	68,618	6.76	1.40	1.50	5.13	5.24
VALIC Company II Mid Cap Value Fund	59,211	35.27	35.99	2,126,952	0.75	1.40	1.50	2.09	2.19
VALIC Company II Strategic Bond Fund	8,882	26.51	27.06	239,708	4.61	1.40	1.50	6.76	6.86

	December 31, 2019				For the Year Ended December 31 2019
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Century VP Value Fund Class I	6,906		35.71	246,627	2.12		1.35		25.33
BNY Mellon IP MidCap Stock Portfolio Initial Shares	2,742		28.52	78,175	0.65		1.35		18.57
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	12,163		19.82	241,092	1.54		1.35		32.56
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	7,425		23.72	176,143	0.00		1.35		20.15
BNY Mellon VIF Quality Bond Portfolio Initial Shares	9,640		18.52	178,512	1.83		1.35		6.50
Fidelity VIP Asset Manager Portfolio Initial Class	41,770	5.61	13.80	420,274	2.80	1.40	1.55	16.43	16.61
Fidelity VIP Asset Manager Portfolio Service Class 2	3,650		18.72	68,335	1.65		1.35		16.43
Fidelity VIP Contrafund Portfolio Initial Class	45,532		29.80	1,356,645	0.34		1.40		29.75
Fidelity VIP Contrafund Portfolio Service Class 2	16,855		31.89	537,575	0.22		1.35		29.51
Fidelity VIP Equity-Income Portfolio Initial Class	51,908		18.14	941,790	1.52		1.40		25.67
Fidelity VIP Equity-Income Portfolio Service Class 2	12,607		23.43	295,354	1.77		1.35		25.40
Fidelity VIP Government Money Market Portfolio Initial Class	84,148	5.98	9.88	801,153	1.94		1.40		0.59
Fidelity VIP Growth Portfolio Initial Class	46,153		23.68	1,092,758	0.16		1.40		32.45
Fidelity VIP Growth Portfolio Service Class 2	15,949		21.48	342,589	0.06		1.35		32.18
Fidelity VIP High Income Portfolio Initial Class	7,321		10.70	78,344	4.20		1.40		13.51
Fidelity VIP Index 500 Portfolio Initial Class	89,618	8.47	22.81	1,954,901	2.71	1.40	1.55	29.33	29.52
Fidelity VIP Investment Grade Bond Portfolio Initial Class	16,754		11.58	194,009	2.25		1.40		8.14
Fidelity VIP Overseas Portfolio Initial Class	7,996		12.09	96,671	1.61		1.40		25.99
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	23,598		29.11	687,012	0.00		1.15		29.92
FTVIP Templeton Developing Markets VIP Fund Class 2	13,144	26.78	27.81	368,331	0.00	1.15	1.50	24.80	25.24
FTVIP Templeton Foreign VIP Fund Class 2	19,090	15.49	16.05	314,805	0.77	1.35	1.50	10.84	11.02
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	1,491		28.08	41,865	0.31		1.35		33.71
Invesco Comstock Fund Class A	24,210		74.43	1,701,999	2.22		0.75		24.41
Invesco Government Money Market Fund Class AX	5,044		9.65	34,936	2.05		0.75		0.96
Invesco High Yield Fund Class A	39,141		14.43	564,879	5.76		0.75		11.83
Invesco Oppenheimer V.I. Capital Appreciation Fund Series I	72,314	30.88	30.93	2,298,166	0.00	1.40	1.50	34.16	34.29
Invesco Oppenheimer V.I. Global Strategic Income Fund Series I	22,160	10.99	11.28	237,839	0.00	1.15	1.50	9.14	9.53
Invesco Oppenheimer V.I. Main Street Fund Series I	129,386	25.74	28.62	3,691,006	0.00	1.40	1.50	30.10	30.23

34

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31 2019
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Invesco Oppenheimer V.I. Main Street Small Cap Fund Series I	18,667	43.69	49.37	893,356	0.00	1.40	1.50	24.58	24.70
Invesco V.I. American Franchise Fund Series I	247,624	29.30	37.91	11,053,331	0.00	1.15	1.50	34.71	35.18
Invesco V.I. American Value Fund Series I	91,447		27.09	2,477,507	0.66		1.40		23.29
Invesco V.I. Comstock Fund Series I	117,638		20.18	2,374,336	1.87		1.40		23.56
Invesco V.I. Core Equity Fund Series I	109,808	21.06	21.72	2,371,175	0.30	1.15	1.35	27.23	27.48
Invesco V.I. Core Plus Bond Fund Series I	13,586	15.46	15.73	211,312	0.00	1.40	1.50	9.40	9.51
Invesco V.I. Global Core Equity Fund Series I	75,603		11.69	883,588	1.41		1.40		23.46
Invesco V.I. Government Securities Fund Series I	63,510	10.73	11.50	668,721	2.43	0.75	1.55	4.44	5.28
Invesco V.I. Growth and Income Fund Series I	297,662	24.58	35.52	7,409,914	1.82	1.25	1.40	23.45	23.64
Invesco V.I. High Yield Fund Series I	25,944	13.70	13.76	355,644	5.36	1.35	1.40	11.93	11.99
Invesco V.I. International Growth Fund Series I	50,405	22.75	23.29	1,169,547	0.41	1.15	1.35	26.85	27.09
Janus Henderson Enterprise Portfolio Service Shares	5,363		22.51	120,742	0.05		1.35		33.34
Janus Henderson Global Research Portfolio Service Shares	3,503		13.13	46,001	0.89		1.35		26.99
Janus Henderson Overseas Portfolio Service Shares	22,466	15.32	15.51	358,361	1.47	1.35	1.50	24.81	25.01
Janus Henderson Research Portfolio Service Shares	13,669	18.22	18.57	255,979	0.11	1.40	1.50	33.20	33.33
JPMorgan Insurance Trust Core Bond Portfolio Class 1	168,168		21.44	3,606,031	0.00		1.15		6.93
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	36,187		48.85	1,767,700	0.00		1.15		25.30
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	2,099		27.66	58,051	0.42		1.35		22.91
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	80,319		28.79	2,312,619	0.00		1.15		30.24
MFS VIT Growth Series Initial Class	55,704	26.22	33.73	1,604,619	0.00	1.35	1.40	36.23	36.30
MFS VIT Investors Trust Series Initial Class	23,086		19.36	447,006	0.00		1.40		29.75
MFS VIT New Discovery Series Initial Class	3,618		29.74	107,598	0.00		1.35		39.80
MFS VIT Research Series Initial Class	41,108	20.12	22.78	832,671	0.08	1.35	1.40	31.10	31.16
MFS VIT Total Return Series Initial Class	48,534		17.30	839,757	0.00		1.40		18.71
MFS VIT Utilities Series Initial Class	27,268		32.34	881,792	0.00		1.40		23.33
MFS VIT II Core Equity Portfolio Initial Class	101,834	16.18	16.27	1,913,191	0.13	1.35	1.50	31.20	31.41
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	65,398		11.08	724,364	3.97		1.40		9.34
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	69,735		12.73	887,942	1.05		1.40		17.92
Morgan Stanley VIF Global Strategist Portfolio Class I	37,928		9.50	360,462	1.81		1.40		16.13
Morgan Stanley VIF Growth Portfolio Class I	150,313	33.05	43.06	5,063,749	0.00	1.35	1.40	29.97	30.04
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	14,896		40.85	608,530	2.00		1.40		17.28
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	3,086		20.77	64,090	0.00		1.35		30.97
PIMCO Real Return Portfolio Administrative Class	6,945		21.02	145,981	1.64		1.35		6.98
PIMCO Short-Term Portfolio Administrative Class	2,882		12.52	36,078	2.37		1.35		1.42
PIMCO Total Return Portfolio Administrative Class	13,747		20.99	288,551	3.01		1.35		6.90
Pioneer Fund VCT Portfolio Class I	6,270		27.94	175,185	1.03		1.35		29.57
Pioneer Select Mid Cap Growth VCT Portfolio Class I	9,718		28.36	275,568	0.00		1.35		31.30
PVC Core Plus Bond Account Class 1	161,541		10.30	1,664,281	3.16		1.40		3.03
PVC Diversified International Account Class 1	442,783	2.45	8.78	1,399,491	1.60		1.40		20.98
PVC Equity Income Account Class 1	171,793	4.72	23.84	3,122,761	1.94		1.40		27.29
PVC Government & High Quality Bond Account Class 1	276,611	2.26	9.11	863,559	2.62		1.40		4.97
PVC Income Account Class 1	-	3.01	11.54	-	73.72		1.40		3.55
PVC LargeCap Growth Account I Class 1	772,369		11.43	8,824,837	0.05		1.40		14.26
PVC LargeCap Growth Account Class 1	-	6.71	14.67	-	0.10		1.40		14.98
PVC Principal Capital Appreciation Account Class 1	942,784	4.83	31.25	9,661,187	1.67		1.40		30.64
PVC SAM Balanced Portfolio Class 1	1,677,456	2.86	18.67	15,074,931	2.65		1.40		18.34
PVC SAM Conservative Balanced Portfolio Class 1	132,156	2.40	12.52	812,024	2.75		1.40		14.27
PVC SAM Conservative Growth Portfolio Class 1	1,857,146	2.94	20.50	15,594,335	1.87		1.40		22.33
PVC SAM Flexible Income Portfolio Class 1	208,859	2.32	13.82	1,830,818	3.65		1.40		11.67
PVC SAM Strategic Growth Portfolio Class 1	486,536	2.81	22.67	6,579,636	1.53		1.40		25.67
PVC Short-Term Income Account Class 1	208,804	1.83	8.12	435,038	2.32		1.40		3.24
PVC SmallCap Account Class 1	558,388	4.65	14.29	2,980,208	0.34		1.40		25.63
Putnam VT Equity Income Fund Class IB	17,327		22.54	390,466	2.06		1.35		28.66
Putnam VT Global Equity Fund Class IB	7,423	13.41	19.04	125,086	0.00	1.15	1.50	24.70	25.14
Putnam VT International Value Fund Class IB	3,908		14.74	57,614	2.67		1.35		18.61
Royce Small-Cap Portfolio Investment Class	3,927		31.55	123,907	0.70		0.40		18.19
VALIC Company I Blue Chip Growth Fund	1,029		46.57	47,901	0.00		0.40		29.32
VALIC Company I Government Money Market I Fund	428,901	6.59	8.85	4,661,466	0.74	0.40	1.55	0.11	1.27
VALIC Company I Government Securities Fund	41,285	3.01	17.18	754,159	0.00	1.33	1.50	4.90	5.80
VALIC Company I Health Sciences Fund	1,656		75.85	125,593	0.00		0.40		28.33
VALIC Company I International Equities Index Fund	51,907	1.92	16.93	746,556	1.34	0.40	1.55	19.43	20.81
VALIC Company I Mid Cap Index Fund	24,135	28.57	48.08	1,011,200	1.34	0.40	1.40	23.96	25.21
VALIC Company I Nasdaq-100 Index Fund	1,777	22.11	44.61	51,074	0.40	1.35	1.40	36.74	36.81
VALIC Company I Science & Technology Fund	8,743	17.08	17.86	181,822	0.00	1.35	1.50	37.38	37.60
VALIC Company I Small Cap Index Fund	4,217	27.08	32.13	122,050	1.32	1.35	1.40	23.41	23.47
VALIC Company I Stock Index Fund	305,788	11.81	31.14	19,116,831	0.16	0.40	1.55	29.08	30.57
VALIC Company I Systematic Core Fund	87,814	21.91	34.19	2,903,156	0.00	1.40	1.50	28.68	28.81
VALIC Company II High Yield Bond Fund	2,546	25.98	26.49	66,848	0.00	1.40	1.50	13.25	13.36
VALIC Company II Mid Cap Value Fund	59,641	34.55	35.22	2,098,633	0.00	1.40	1.50	28.19	28.32
VALIC Company II Strategic Bond Fund	9,114	24.84	25.32	230,158	0.00	1.40	1.50	9.69	9.80

35

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2018				For the Year Ended December 31 2018
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Century VP Value Fund Class I	8,175		28.50	232,954	1.57		1.35		-10.38
BNY Mellon IP MidCap Stock Portfolio Initial Shares	3,156		24.05	75,904	0.47		1.35		-16.63
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	13,554		14.95	202,678	1.85		1.35		-5.69
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	8,517		19.74	168,169	0.00		1.35		-20.17
BNY Mellon VIF Quality Bond Portfolio Initial Shares	11,189		17.39	194,558	2.75		1.35		-3.86
Fidelity VIP Asset Manager Portfolio Initial Class	19,081		4.81	91,860	1.30		1.55		-6.81
Fidelity VIP Asset Manager Portfolio Service Class 2	3,654		16.08	58,757	1.55		1.35		-6.89
Fidelity VIP Contrafund Portfolio Service Class 2	18,081		24.63	445,261	0.46		1.35		-7.90
Fidelity VIP Equity-Income Portfolio Service Class 2	15,331		18.68	286,426	2.05		1.35		-9.77
Fidelity VIP Government Money Market Portfolio Initial Class	79,084		9.83	777,000	1.62		1.40		0.23
Fidelity VIP Growth Portfolio Service Class 2	18,789		16.25	305,329	0.04		1.35		-1.77
Fidelity VIP Index 500 Portfolio Initial Class	6,229		6.55	40,773	1.98		1.55		-5.97
FTVIP Templeton Foreign VIP Fund Class 2	6,928		13.95	96,636	2.81		1.35		-16.58
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	1,495		21.00	31,397	0.49		1.35		-2.37
Invesco Comstock Fund Class A	24,441		59.83	1,462,280	1.56		0.75		-12.90
Invesco Government Money Market Fund Class AX	5,516		9.56	52,719	1.29		0.75		0.54
Invesco High Yield Fund Class A	39,254		12.90	506,553	5.16		0.75		-4.03
Invesco V.I. American Franchise Fund Series I	120,607	26.56	38.42	3,896,972	0.00	1.25	1.40	-4.97	-4.83
Invesco V.I. American Value Fund Series I	113,820		21.97	2,501,195	0.51		1.40		-13.87
Invesco V.I. Comstock Fund Series I	145,724		16.34	2,380,402	1.80		1.40		-13.39
Invesco V.I. Core Equity Fund Series I	23,750		16.55	393,101	0.94		1.35		-10.62
Invesco V.I. Global Core Equity Fund Series I	83,819		9.47	793,492	1.10		1.40		-16.50
Invesco V.I. Government Securities Fund Series I	74,980	10.27	10.93	783,279	2.08	0.75	1.55	-1.00	-0.20
Invesco V.I. Growth and Income Fund Series I	340,206	19.91	28.73	6,851,644	2.12	1.25	1.40	-14.59	-14.46
Invesco V.I. High Yield Fund Series I	36,010	12.24	12.28	440,882	4.85	1.35	1.40	-4.70	-4.66
Invesco V.I. International Growth Fund Series I	8,986		17.93	161,151	2.11		1.35		-16.12
Janus Henderson Enterprise Portfolio Service Shares	5,571		16.88	94,060	0.12		1.35		-2.00
Janus Henderson Global Research Portfolio Service Shares	3,507		10.34	36,270	1.05		1.35		-8.34
Janus Henderson Overseas Portfolio Service Shares	3,477		12.26	42,620	1.94		1.35		-16.28
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	2,163		22.51	48,670	0.46		1.35		-13.12
MFS VIT Growth Series Initial Class	23,117		24.75	572,074	0.10		1.35		1.28
MFS VIT New Discovery Series Initial Class	4,000		21.27	85,088	0.00		1.35		-2.80
MFS VIT Research Series Initial Class	2,116		17.36	36,735	0.79		1.35		-5.66
MFS VIT II Core Equity Portfolio Initial Class	10,848		12.38	134,279	0.73		1.35		-5.13
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	74,641		10.13	756,126	2.46		1.40		-2.04
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	73,189		10.80	790,271	0.48		1.40		-18.62
Morgan Stanley VIF Global Strategist Portfolio Class I	42,994		8.18	351,847	1.08		1.40		-7.81
Morgan Stanley VIF Growth Portfolio Class I	156,143	25.43	33.11	4,049,272	0.00	1.35	1.40	6.04	6.09
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	15,854		34.83	552,235	2.85		1.40		-9.01
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	3,647		15.86	57,832	0.00		1.35		-7.67
PIMCO Real Return Portfolio Administrative Class	9,397		19.65	184,618	2.47		1.35		-3.53
PIMCO Short-Term Portfolio Administrative Class	3,158		12.34	38,984	2.11		1.35		0.16
PIMCO Total Return Portfolio Administrative Class	14,589		19.63	286,461	2.51		1.35		-1.88
Pioneer Fund VCT Portfolio Class I	6,673		21.56	143,894	1.19		1.35		-2.84
Pioneer Select Mid Cap Growth VCT Portfolio Class I	10,326		21.60	222,998	0.00		1.35		-7.74
PVC Diversified International Account Class 1	509,962	2.03	7.26	1,301,900	2.24		1.40		-18.69
PVC Equity Income Account Class 1	183,011	3.71	18.73	2,608,503	2.02		1.40		-6.34
PVC Government & High Quality Bond Account Class 1	326,630	2.16	8.68	952,290	3.69		1.40		-0.50
PVC Income Account Class 1	528,182	2.91	11.14	1,829,566	4.40		1.40		-0.63
PVC LargeCap Growth Account Class 1	1,027,454	5.83	12.76	7,494,198	0.24		1.40		-8.60
PVC Principal Capital Appreciation Account Class 1	1,044,390	3.70	23.92	8,151,314	1.19		1.40		-4.76
PVC SAM Balanced Portfolio Class 1	1,796,193	2.42	15.78	14,429,182	3.11		1.40		-6.37
PVC SAM Conservative Balanced Portfolio Class 1	182,812	2.10	10.95	835,612	3.69		1.40		-4.84
PVC SAM Conservative Growth Portfolio Class 1	1,944,087	2.40	16.76	13,733,373	2.87		1.40		-7.93
PVC SAM Flexible Income Portfolio Class 1	234,590	2.08	12.37	1,890,232	4.12		1.40		-3.34
PVC SAM Strategic Growth Portfolio Class 1	514,199	2.24	18.04	5,734,549	2.66		1.40		-9.88
PVC Short-Term Income Account Class 1	287,957	1.77	7.87	568,235	2.15		1.40	-0.40	-0.39
PVC SmallCap Account Class 1	599,518	3.70	11.38	2,529,021	0.34		1.40		-12.14
Putnam VT Equity Income Fund Class IB	18,489		17.52	323,861	0.72		1.35		-9.72
Putnam VT International Value Fund Class IB	4,059		12.43	50,456	2.19		1.35		-18.73
Royce Small-Cap Portfolio Investment Class	3,927		26.70	104,835	0.07		0.40		-8.71
VALIC Company I Blue Chip Growth Fund	1,029		36.01	37,042	0.07		0.40		1.56
VALIC Company I Government Money Market I Fund	124,756	6.51	8.84	1,149,822	1.08	0.40	1.55	-0.25	0.91
VALIC Company I Health Sciences Fund	1,656		59.10	97,868	0.00		0.40		0.56
VALIC Company I International Equities Index Fund	18,984	1.60	14.01	165,942	2.09	0.40	1.55	-15.08	-14.09
VALIC Company I Mid Cap Index Fund	26,704	23.05	38.40	912,695	1.13	0.40	1.40	-12.67	-11.79

36

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2018				For the Year Ended December 31 2018
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
VALIC Company I Nasdaq-100 Index Fund	1,995	16.16	32.62	40,877	0.56	1.35	1.40	-2.02	-1.97
VALIC Company I Science & Technology Fund	2,341	12.41	30.79	41,211	0.00	1.35	1.40	-2.84	-2.79
VALIC Company I Small Cap Index Fund	5,811	21.94	22.25	134,751	1.06	1.25	1.40	-12.47	-12.34
VALIC Company I Stock Index Fund	48,734	9.15	23.85	947,006	2.11	0.40	1.55	-6.19	-5.10

	December 31, 2017				For the Year Ended December 31, 2017
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Century VP Value Fund Class I	10,247		31.80	325,809	1.64		1.35		7.29
BNY Mellon IP MidCap Stock Portfolio Initial Shares	5,605		28.85	161,691	1.03		1.35		13.83
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	14,058		15.86	222,914	1.17		1.35		13.79
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	10,744		24.73	265,739	0.00		1.35		23.01
BNY Mellon VIF Quality Bond Portfolio Initial Shares	12,462		18.09	225,384	2.11		1.35		3.10
Fidelity VIP Asset Manager Portfolio Initial Class	33,392		5.17	172,512	1.91		1.55		12.35
Fidelity VIP Asset Manager Portfolio Service Class 2	3,658		17.27	63,175	1.63		1.35		12.22
Fidelity VIP Contrafund Portfolio Service Class 2	20,444		26.74	546,647	0.80		1.35		19.96
Fidelity VIP Equity-Income Portfolio Service Class 2	17,538		20.71	363,144	1.49		1.35		11.14
Fidelity VIP Government Money Market Portfolio Initial Class	85,251		9.80	835,666	0.66		1.40		-0.72
Fidelity VIP Growth Portfolio Service Class 2	23,981		16.54	396,747	0.08		1.35		33.01
Fidelity VIP Index 500 Portfolio Initial Class	6,234		6.96	43,396	1.82		1.55		19.85
FTVIP Templeton Foreign VIP Fund Class 2	7,194		16.72	120,302	2.55		1.35		15.13
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	1,499		21.51	32,256	0.53		1.35		28.91
Invesco Comstock Fund Class A	24,828		68.69	1,705,299	1.48		0.75		16.89
Invesco Government Money Market Fund Class AX	5,516		9.51	52,435	0.29		0.75		-0.46
Invesco High Yield Fund Class A	39,254		13.45	527,819	4.85		0.75		5.53
Invesco V.I. American Franchise Fund Series I	130,085	27.95	40.37	4,415,148	0.09	1.25	1.40	25.58	25.76
Invesco V.I. American Value Fund Series I	127,477		25.51	3,252,404	0.74		1.40		8.44
Invesco V.I. Comstock Fund Series I	155,340		18.86	2,929,833	2.04		1.40		16.22
Invesco V.I. Core Equity Fund Series I	24,750		18.52	458,304	1.03		1.35		11.66
Invesco V.I. Global Core Equity Fund Series I	93,728		11.34	1,062,643	1.13		1.40		21.20
Invesco V.I. Government Securities Fund Series I	92,269	10.38	10.95	970,785	2.08	0.75	1.55	0.39	1.20
Invesco V.I. Growth and Income Fund Series I	382,895	23.32	33.59	9,022,209	1.47	1.25	1.40	12.73	12.90
Invesco V.I. High Yield Fund Series I	41,695	12.84	12.88	535,766	4.01	1.35	1.40	4.83	4.88
Invesco V.I. International Growth Fund Series I	9,420		21.38	201,400	1.46		1.35		21.36
Janus Henderson Enterprise Portfolio Service Shares	5,723		17.23	98,602	0.17		1.35		25.39
Janus Henderson Global Research Portfolio Service Shares	3,528		11.28	39,801	0.67		1.35		24.99
Janus Henderson Overseas Portfolio Service Shares	5,639		14.64	82,562	1.62		1.35		29.06
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	2,881		25.90	74,616	0.32		1.35		13.69
MFS VIT Growth Series Initial Class	24,988		24.43	610,523	0.11		1.35		29.65
MFS VIT New Discovery Series Initial Class	4,129		21.89	90,372	0.00		1.35		24.96
MFS VIT Research Series Initial Class	1,917		18.41	35,293	1.24		1.35		21.72
MFS VIT II Core Equity Portfolio Initial Class	11,646		13.05	151,946	0.97		1.35		23.16
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	83,852		10.34	867,131	3.67		1.40		4.77
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	70,797		13.27	939,367	0.68		1.40		33.19
Morgan Stanley VIF Global Strategist Portfolio Class I	53,658		8.88	476,321	1.12		1.40		14.50
Morgan Stanley VIF Growth Portfolio Class I	163,763	23.98	31.21	4,013,891	0.00	1.35	1.40	41.16	41.23
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	17,312		38.28	662,698	1.68		1.40		1.68
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	3,912		17.17	67,189	0.00		1.35		23.61
PIMCO Real Return Portfolio Administrative Class	9,834		20.37	200,279	2.33		1.35		2.27
PIMCO Short-Term Portfolio Administrative Class	3,254		12.32	40,102	1.39		1.35		1.03
PIMCO Total Return Portfolio Administrative Class	14,944		20.01	299,048	2.02		1.35		3.51
Pioneer Fund VCT Portfolio Class I	6,869		22.19	152,435	1.19		1.35		20.09
Pioneer Select Mid Cap Growth VCT Portfolio Class I	10,609		23.41	248,342	0.08		1.35		28.29
PVC Diversified International Account Class 1	552,994	2.50	8.93	1,733,485	1.89		1.40		27.27
PVC Equity Income Account Class 1	204,516	3.96	20.00	3,109,910	2.21		1.40		19.40
PVC Government & High Quality Bond Account Class 1	414,328	2.17	8.72	1,230,075	3.95		1.40	0.46	0.47
PVC Income Account Class 1	619,331	2.93	11.21	2,146,971	4.43		1.40		3.66
PVC LargeCap Growth Account Class 1	1,140,230	6.38	13.96	9,092,663	0.38		1.40		33.02
PVC Principal Capital Appreciation Account Class 1	1,184,344	3.88	25.12	9,819,339	1.22		1.40		19.08
PVC SAM Balanced Portfolio Class 1	2,093,858	2.58	16.85	17,516,390	2.13		1.40		13.61
PVC SAM Conservative Balanced Portfolio Class 1	187,355	2.21	11.51	930,417	2.90		1.40		9.91
PVC SAM Conservative Growth Portfolio Class 1	2,080,499	2.61	18.20	16,787,658	1.54		1.40		18.12
PVC SAM Flexible Income Portfolio Class 1	286,658	2.15	12.80	2,504,356	3.65		1.40		6.91
PVC SAM Strategic Growth Portfolio Class 1	631,500	2.48	20.02	8,363,267	1.39		1.40		20.53
PVC Short-Term Income Account Class 1	324,486	1.78	7.90	639,291	1.91		1.40		0.97

37

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2017				For the Year Ended December 31, 2017
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
PVC SmallCap Account Class 1	645,818	4.21	12.95	3,082,981	0.36		1.40		11.30
Putnam VT Equity Income Fund Class IB	19,216		19.40	372,839	0.00		1.35		12.24
Putnam VT International Value Fund Class IB	4,403		15.30	67,338	1.48		1.35		23.03
Royce Small-Cap Portfolio Investment Class	86,783		29.24	2,537,844	0.93		0.40		4.96
VALIC Company I Blue Chip Growth Fund	1,029		35.46	36,474	0.00		0.40		35.67
VALIC Company I Government Money Market I Fund	215,001	6.45	8.86	1,761,914	0.38	0.40	1.55	-1.16	-0.02
VALIC Company I Health Sciences Fund	1,656		58.77	97,322	0.00		0.40		27.15
VALIC Company I International Equities Index Fund	19,313	1.89	16.31	198,658	2.71	0.40	1.55	22.44	23.86
VALIC Company I Mid Cap Index Fund	26,514	26.39	43.53	1,069,113	1.13	0.40	1.40	14.30	15.45
VALIC Company I Nasdaq-100 Index Fund	2,435	16.49	33.29	48,966	0.73	1.35	1.40	30.46	30.52
VALIC Company I Science & Technology Fund	2,618	12.77	31.69	45,953	0.00	1.35	1.40	39.32	39.39
VALIC Company I Small Cap Index Fund	7,112	25.07	25.38	189,432	1.13	1.25	1.40	12.79	12.96
VALIC Company I Stock Index Fund	78,471	9.76	25.13	1,737,057	1.49	0.40	1.55	19.55	20.93

	December 31, 2016				For the Year Ended December 31 2016
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Century VP Value Fund Class I	11,063		29.63	327,834	1.72		1.35		18.87
BNY Mellon IP MidCap Stock Portfolio Initial Shares	5,648		25.34	143,118	1.01		1.35		13.92
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	15,311		13.93	213,347	1.30		1.35		8.90
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	13,544		20.11	272,324	0.00		1.35		15.51
BNY Mellon VIF Quality Bond Portfolio Initial Shares	13,600		17.54	238,586	1.82		1.35		0.16
Fidelity VIP Asset Manager Portfolio Initial Class	33,414		4.60	153,641	1.47		1.55		1.49
Fidelity VIP Asset Manager Portfolio Service Class 2	3,827		15.39	58,902	1.14		1.35		1.46
Fidelity VIP Contrafund Portfolio Service Class 2	20,268		22.29	451,768	0.55		1.35		6.29
Fidelity VIP Equity-Income Portfolio Service Class 2	18,479		18.63	344,260	1.90		1.35		16.13
Fidelity VIP Government Money Market Portfolio Initial Class	97,937		9.87	966,989	0.17		1.40		-1.19
Fidelity VIP Growth Portfolio Service Class 2	23,216		12.44	288,755	0.00		1.35		-0.79
Fidelity VIP Index 500 Portfolio Initial Class	6,240		5.81	36,243	1.25		1.55		10.14
FTVIP Templeton Foreign VIP Fund Class 2	7,761		14.52	112,731	1.90		1.35		5.74
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	1,599		16.69	26,689	0.62		1.35		0.62
Invesco Comstock Fund Class A	25,966		58.76	1,525,764	2.07		0.75		16.95
Invesco Government Money Market Fund Class AX	5,516		9.55	52,676	0.05		0.75		-0.69
Invesco High Yield Fund Class A	49,537		12.74	631,187	5.48		0.75		10.45
Invesco V.I. American Franchise Fund Series I	129,230	22.26	32.10	3,537,087	0.00	1.25	1.40	0.85	1.00
Invesco V.I. American Value Fund Series I	160,416		23.53	3,774,302	0.34		1.40		13.89
Invesco V.I. Comstock Fund Series I	176,453		16.23	2,863,623	1.46		1.40		15.67
Invesco V.I. Core Equity Fund Series I	26,413		16.58	438,033	0.75		1.35		8.79
Invesco V.I. Global Core Equity Fund Series I	99,481		9.35	930,600	1.04		1.40		5.33
Invesco V.I. Government Securities Fund Series I	98,412	10.34	10.82	1,043,239	1.95	0.75	1.55	-0.32	0.47
Invesco V.I. Growth and Income Fund Series I	456,498	20.68	29.75	9,522,823	1.08	1.25	1.40	18.04	18.21
Invesco V.I. High Yield Fund Series I	44,075	12.25	12.28	540,199	4.19	1.35	1.40	9.67	9.73
Invesco V.I. International Growth Fund Series I	10,027		17.62	176,658	1.44		1.35		-1.78
Janus Henderson Enterprise Portfolio Service Shares	4,036		13.74	55,456	0.02		1.35		10.60
Janus Henderson Global Research Portfolio Service Shares	4,042		9.03	36,479	0.93		1.35		0.46
Janus Henderson Overseas Portfolio Service Shares	5,962		11.35	67,645	4.15		1.35		-7.96
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	2,830		22.79	64,483	0.54		1.35		18.61
MFS VIT Growth Series Initial Class	26,861		18.85	506,222	0.04		1.35		1.07
MFS VIT New Discovery Series Initial Class	4,354		17.51	76,252	0.00		1.35		7.59
MFS VIT Research Series Initial Class	2,383		15.12	36,039	0.76		1.35		7.28
MFS VIT II Core Equity Portfolio Initial Class	12,067		10.59	127,836	0.77		1.35		9.89
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	104,639		9.87	1,032,820	1.91		1.40		4.64
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	76,354		9.96	760,617	0.51		1.40		5.26
Morgan Stanley VIF Global Strategist Portfolio Class I	65,385		7.75	506,918	0.00		1.40		4.11
Morgan Stanley VIF Growth Portfolio Class I	155,518	16.99	22.10	2,711,620	0.00	1.35	1.40	-3.00	-2.95
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	23,369		37.65	879,788	1.55		1.40		5.33
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	3,979		13.89	55,285	0.00		1.35		3.00
PIMCO Real Return Portfolio Administrative Class	12,775		19.92	254,415	2.30		1.35		3.79
PIMCO Short-Term Portfolio Administrative Class	6,436		12.20	78,501	1.56		1.35		1.00
PIMCO Total Return Portfolio Administrative Class	15,521		19.33	300,046	2.14		1.35		1.30
Pioneer Fund VCT Portfolio Class I	7,052		18.48	130,332	1.28		1.35		8.35
Pioneer Select Mid Cap Growth VCT Portfolio Class I	15,450		18.25	281,915	0.00		1.35		2.35
PVC Diversified International Account Class 1	615,232	1.96	7.02	1,518,744	2.20		1.40		-1.03
PVC Equity Income Account Class 1	216,597	3.32	16.75	2,759,312	2.49		1.40		14.11
PVC Government & High Quality Bond Account Class 1	461,884	2.16	8.68	1,364,876	3.14		1.40		0.39

38

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2016				For the Year Ended December 31 2016
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
PVC Income Account Class 1	671,959	2.82	10.82	2,233,994	4.54		1.40		4.25
PVC LargeCap Growth Account Class 1	1,288,992	4.80	10.49	7,815,155	0.27		1.40		-6.45
PVC Principal Capital Appreciation Account Class 1	1,352,551	3.26	21.09	9,359,340	1.07		1.40		7.60
PVC SAM Balanced Portfolio Class 1	2,709,707	2.27	14.83	18,306,797	1.92		1.40		5.34
PVC SAM Conservative Balanced Portfolio Class 1	274,100	2.01	10.47	1,071,731	2.43		1.40		4.90
PVC SAM Conservative Growth Portfolio Class 1	2,292,188	2.21	15.41	15,942,078	1.37		1.40		5.51
PVC SAM Flexible Income Portfolio Class 1	429,186	2.01	11.97	2,945,809	3.09		1.40		5.56
PVC SAM Strategic Growth Portfolio Class 1	678,529	2.06	16.61	7,638,360	1.43		1.40		4.68
PVC Short-Term Income Account Class 1	366,179	1.76	7.82	715,345	2.07		1.40		0.72
PVC SmallCap Account Class 1	711,089	3.79	11.63	3,164,540	0.24		1.40		15.76
Putnam VT International Value Fund Class IB	4,405		12.43	54,767	2.30		1.35		-0.25
Royce Small-Cap Portfolio Investment Class	86,783		27.86	2,417,984	1.74		0.40		20.48
VALIC Company I Blue Chip Growth Fund	1,029		26.14	26,885	0.00		0.40		0.45
VALIC Company I Dividend Value Fund	-		22.55	-	4.07		0.40		16.22
VALIC Company I Government Money Market I Fund	226,855	6.45	8.96	1,876,934	0.01	0.40	1.55	-1.52	-0.39
VALIC Company I Health Sciences Fund	1,656		46.22	76,540	0.00		0.40		-10.85
VALIC Company I International Equities Index Fund	21,631	1.54	13.17	186,774	3.09	0.40	1.55	-0.30	0.86
VALIC Company I Mid Cap Index Fund	27,910	23.09	37.71	1,000,373	1.30	0.40	1.40	18.95	20.14
VALIC Company I Nasdaq-100 Index Fund	2,817	25.52	26.73	42,809	0.63	0.75	1.40	5.29	5.97
VALIC Company I Science & Technology Fund	2,183	9.16	22.74	29,550	0.00	1.35	1.40	5.85	5.90
VALIC Company I Small Cap Index Fund	6,590	22.23	22.46	156,985	1.22	1.25	1.40	19.50	19.68
VALIC Company I Stock Index Fund	83,379	8.16	20.78	1,534,766	2.59	0.40	1.55	9.88	11.15

(a)

Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)	These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

(c)

These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.

(d)

These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to the contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.

(e)

These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

7.	Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through the date the financial statements were issued.

8.	Separate Account Mergers

At the close of business on November 29, 2019, American General Life Insurance Company AG Separate Account A (“AGL AG A”), Separate Account A (“AGL Sep A”), Separate Account VA-1 (“AGL VA-1”) and Separate Account VA-2 (“AGL VA-2”) were consolidated with and into the Separate Account. AGL AG A, AGL Sep A, AGL VA-1 and AGL VA-2 existed as segregated investment accounts established by the Company to receive and invest premium payments from variable annuity contracts issued by the Company. In effect, the consolidation resulted in the transfer of all subaccounts in AGL AG A, AGL Sep A, AGL VA-1 and AGL VA-2 to the Separate Account. The purpose of the Consolidation was to reduce the ongoing administrative costs and inefficiencies associated with maintaining multiple Separate Accounts, each with its own recordkeeping and reporting requirements. Activity from operations and contract transactions for the consolidating separate accounts that occurred after November 29, 2019 is included in the Statement of Operations and Changes in Net Assets.

39

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The summary below presents the shares, net asset value per share, fair value, cost of shares held, due to/from general account and net assets for the subaccounts from AGL AG A that consolidated into the Separate Account on November 29, 2019:

Sub-accounts	CUSIP	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Due from (to) Company’s General Account, Net	Net Assets
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	355150525	39,747	$17.04	$677,292	$750,754	$-	$677,292
FTVIP Templeton Developing Markets VIP Fund Class 2	355150483	38,852	9.93	385,797	319,836	(43,811)	341,985
FTVIP Templeton Foreign VIP Fund Class 2	355150392	15,807	13.33	210,713	219,065	329	211,042
Invesco Oppenheimer V.I. Capital Appreciation Fund Series I	00900X108	37,465	57.85	2,167,377	1,791,926	69,943	2,237,320
Invesco Oppenheimer V.I. Global Strategic Income Fund Series I	00900X884	50,234	4.88	245,144	260,494	(10,522)	234,622
Invesco Oppenheimer V.I. Main Street Fund Series I	00900X827	124,482	28.56	3,555,211	3,224,844	41,873	3,597,084
Invesco Oppenheimer V.I. Main Street Small Cap Fund Series I	00900X793	38,460	22.67	871,880	862,561	(0)	871,880
Invesco V.I. American Franchise Fund Series I	00888X799	101,473	64.93	6,588,631	4,524,792	62,760	6,651,390
Invesco V.I. Core Equity Fund Series I	008892804	55,486	33.86	1,878,771	1,751,288	-	1,878,771
Invesco V.I. Core Plus Bond Fund Series I	008892200	32,903	6.47	212,880	206,144	(1,214)	211,666
Invesco V.I. International Growth Fund Series I	008892507	25,411	37.69	957,750	815,636	-	957,750
Janus Henderson Research Portfolio Service Shares	471021675	6,405	38.56	246,994	181,724	2,262	249,256
Janus Henderson Overseas Portfolio Service Shares	471021667	9,557	30.69	293,312	310,833	4,670	297,982
JPMorgan Insurance Trust Core Bond Portfolio Class 1	480906700	321,939	11.28	3,631,477	3,561,059	-	3,631,477
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	480906601	150,013	11.49	1,723,645	1,656,864	-	1,723,645
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	480906106	71,867	31.21	2,242,968	1,663,919	-	2,242,968
MFS VIT II Core Equity Portfolio Initial Class	55274F364	52,605	24.02	1,263,570	1,217,348	867	1,264,437
Putnam VT Global Equity Fund Class IB	746896687	6,394	19.04	121,739	98,638	-	121,739
VALIC Company I Government Money Market I Fund	91915R889	3,500,462	1.00	3,500,462	3,500,462	11,692	3,512,154
VALIC Company I Government Securities Fund	91915R301	72,458	10.87	787,618	779,024	(26,143)	761,474
VALIC Company I Systematic Core Fund	91915R509	122,294	23.41	2,862,912	1,713,852	7,601	2,870,513
VALIC Company I International Equities Index Fund	91915R608	72,841	7.37	536,835	429,039	8,571	545,407
VALIC Company I Science & Technology Fund	91915R749	3,623	29.65	107,416	85,612	0	107,416
VALIC Company I Stock Index Fund	91915R848	103,953	45.17	4,695,569	3,092,734	61,371	4,756,940
VALIC Company II High Yield Bond Fund	91915T505	8,477	7.77	65,865	63,005	-	65,865
VALIC Company II Mid Cap Value Fund	91915T885	113,396	18.60	2,109,162	2,237,922	1,803	2,110,965
VALIC Company II Strategic Bond Fund	91915T828	20,059	11.36	227,873	224,470	(6)	227,867

The summary below presents the shares, net asset value per share, fair value, cost of shares held, due to/from general account and net assets for the subaccounts from AGL Sep A that consolidated into the Separate Account on November 29, 2019:

Sub-accounts	CUSIP	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Due from (to) Company’s General Account, Net	Net Assets
VALIC Company I Government Securities Fund	91915R301	234	$10.87	$2,539	$2,537	$-	$2,539
VALIC Company I Mid Cap Index Fund	91915R806	1,071	26.29	28,166	23,816	-	28,166
VALIC Company I Stock Index Fund	91915R848	243,651	45.17	11,005,729	7,546,624	(1,516,374)	9,489,354

40

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The summary below presents the shares, net asset value per share, fair value, cost of shares held, due to/from general account and net assets for the subaccounts from AGL VA-1 that consolidated into the Separate Account on November 29, 2019:

Sub-accounts	CUSIP	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Due from (to) Company’s General Account, Net	Net Assets
Fidelity VIP Asset Manager Portfolio Initial Class	922175203	20,163	$15.20	$306,474	$306,936	$-	$306,474
Fidelity VIP Contrafund Portfolio Initial Class	922175500	36,853	36.40	1,341,441	1,082,493	-	1,341,441
Fidelity VIP Equity-Income Portfolio Initial Class	922174305	39,453	23.51	927,546	829,952	-	927,546
Fidelity VIP Government Money Market Portfolio Initial Class	922174107	46,876	1.00	46,876	46,876	-	46,876
Fidelity VIP Growth Portfolio Initial Class	922174404	14,194	76.38	1,084,155	723,197	-	1,084,155
Fidelity VIP High Income Portfolio Initial Class	922174206	13,836	5.56	76,929	75,729	-	76,929
Fidelity VIP Index 500 Portfolio Initial Class	922175302	5,884	316.46	1,862,077	934,993	-	1,862,077
Fidelity VIP Investment Grade Bond Portfolio Initial Class	922175104	14,421	13.46	194,106	184,772	-	194,106
Fidelity VIP Overseas Portfolio Initial Class	922174503	4,125	22.65	93,424	75,447	-	93,424
MFS VIT Growth Series Initial Class	55273F100	16,153	57.84	934,318	646,082	-	934,318
MFS VIT II Core Equity Portfolio Initial Class	55274F364	17,865	24.02	429,124	421,130	-	429,124
MFS VIT Investors Trust Series Initial Class	55273F407	13,478	32.20	434,002	345,533	-	434,002
MFS VIT Research Series Initial Class	55273F308	27,021	28.65	774,152	643,980	-	774,152
MFS VIT Total Return Series Initial Class	55273F506	33,741	24.44	824,631	708,362	-	824,631
MFS VIT Utilities Series Initial Class	55273F605	25,159	34.03	856,155	721,799	-	856,155

The summary below presents the shares, net asset value per share, fair value, cost of shares held, due to/from general account and net assets for the subaccounts from AGL VA-2 that consolidated into the Separate Account on November 29, 2019:

Sub-accounts	CUSIP	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Due from (to) Company’s General Account, Net	Net Assets
VALIC Company I Government Money Market I Fund	91915R889	134,534	$1.00	$134,534	$134,534	$-	$134,534
VALIC Company I Stock Index Fund	91915R848	74,408	45.17	3,361,010	2,265,496	-	3,361,010

The consolidation did not affect the rights, obligations, or terms of the policyholders. Additionally, the consolidation had no tax consequences on the policyholders, or the Separate Account.

41

American General Life Insurance Company Audited Statutory Financial Statements At December 31, 2020 and 2019 and for each of the three years ended December 31, 2020

AMERICAN GENERAL LIFE INSURANCE COMPANY

TABLE OF CONTENTS TO AUDITED STATUTORY FINANCIAL STATEMENTS AND SUPPLEMENTAL INFORMATION

SUPPLEMENTAL INFORMATION
Supplemental Schedule of Assets and Liabilities	82
Supplemental Investment Risks Interrogatories	84
Supplemental Summary Investment Schedule	90
Supplemental Schedule of Reinsurance Disclosures	91

Report of Independent Auditors

To the Board of Directors and Shareholders of American General Life Insurance Company

We have audited the accompanying statutory financial statements of American General Life Insurance Company (the “Company”), an indirect, wholly-owned subsidiary of American International Group, Inc., which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The Supplemental Schedule of Assets and Liabilities, Supplemental Investment Risks Interrogatories, Supplemental Summary Investment Schedule, and Supplemental Schedule of Reinsurance Disclosures (collectively, the “supplemental schedules”) of the Company as of December 31, 2020 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 23, 2021

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,

(in millions)	2020	2019

Admitted assets

Cash and investments

Bonds	$105,020	$98,988

Preferred stock	85	299

Common stock	1,019	669

Cash, cash equivalents and short-term investments	1,059	446

Mortgage loans	21,378	21,446

Real estate	9	184

Contract loans	1,235	1,264

Derivatives	975	625

Securities lending reinvested collateral assets	1,692	1,283

Derivative cash collateral	14	26

Other invested assets	5,441	4,934

Total cash and investments	137,927	130,164

Amounts recoverable from reinsurers	364	366

Amounts receivable under reinsurance contracts	294	789

Current federal income tax recoverable	-	68

Deferred tax asset	759	618

Due and accrued investment income	1,412	1,407

Premiums due, deferred and uncollected	234	156

Receivables from affiliates	124	180

Other assets	980	1,015

Separate account assets	63,095	57,530

Total admitted assets	$205,189	$192,293

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	December 31,

(in millions, except per share data)	2020	2019

Liabilities

Policy reserves and contractual liabilities

Life and annuity reserves	$101,264	$97,632

Liabilities for deposit-type contracts	13,034	12,038

Accident and health reserves	756	766

Premiums received in advance	9	12

Policy and contract claims	728	540

Policyholder dividends	16	17

Total policy reserves and contractual liabilities	115,807	111,005

Payable to affiliates	250	267

Interest maintenance reserve	2,002	1,605

Federal income taxes payable	3	-

Derivatives	238	227

Payable for securities lending	1,679	1,452

Repurchase agreements	119	68

Collateral for derivatives program	619	356

Funds held under coinsurance	11,517	11,253

Accrued expenses and other liabilities	1,638	1,885

Net transfers from separate accounts due or accrued	(1,385)	(1,601)

Asset valuation reserve	2,096	1,957

Separate account liabilities	63,095	57,530

Total liabilities	197,678	186,004

Commitments and contingencies (see Note 20)

Capital and surplus

Common stock, $10 par value; 600,000 shares authorized, issued and outstanding	6	6

Preferred stock, $100 par value; 8,500 shares authorized, issued and outstanding	1	1

Gross paid-in and contributed surplus	3,510	3,510

Special surplus funds	(128)	-

Unassigned surplus	4,122	2,772

Total capital and surplus	7,511	6,289

Total liabilities and capital and surplus	$205,189	$192,293

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,

(in millions)	2020	2019	2018

Revenues

Premiums and annuity considerations	$10,941	$14,330	$(10,325)

Net investment income	6,035	6,103	6,243

Amortization of interest maintenance reserve	151	123	141

Reserve adjustments on reinsurance ceded	(2,069)	(2,360)	17,732

Commissions and expense allowances	646	730	814

Separate account fees	1,422	1,297	1,167

Other income	503	429	437

Total revenues	17,629	20,652	16,209

Benefits and expenses

Death benefits	811	547	260

Annuity benefits	2,563	2,515	1,537

Surrender benefits	6,857	7,303	7,119

Other benefits	668	643	271

Change in reserves	3,672	6,086	3,792

Commissions	962	1,143	1,131

General insurance expenses	928	913	828

Net transfers to (from) separate accounts	273	(192)	(774)

Other expenses	602	694	638

Total benefits and expenses	17,336	19,652	14,802

Net gain from operations before dividends to policyholders and federal income taxes	293	1,000	1,407

Dividends to policyholders	3	4	(13)

Net gain from operations after dividends to policyholders and before federal income taxes	290	996	1,420

Federal income tax expense	961	760	513

Net (loss) gain from operations	(671)	236	907

Net realized capital gains (losses), net of tax	640	(144)	(342)

Net (losses) income	$(31)	$92	$565

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common & Preferred Stock	Gross Paid- In and Contributed Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance, January 1, 2018	$7	$3,510	$-	$4,467	$7,984

Net income	-	-	-	565	565
Change in net unrealized capital gains (losses)	-	-	-	32	32
Change in net unrealized foreign exchange capital gains (losses)	-	-	-	(256)	(256)
Change in deferred tax	-	-	-	24	24
Change in non-admitted assets	-	-	-	(292)	(292)
Change in asset valuation reserve	-	-	-	(47)	(47)
Change in surplus from separate accounts	-	-	-	74	74
Other changes in surplus in separate accounts	-	-	-	(74)	(74)
Capital Changes:
Dividends to stockholder	-	-	-	(1,697)	(1,697)
Prior period corrections (see Note 2)	-	-	-	38	38

Balance, December 31, 2018	$7	$3,510	$-	$2,834	$6,351

Net income	-	-	-	92	92
Change in net unrealized capital gains (losses)	-	-	-	743	743
Change in net unrealized foreign exchange capital gains (losses)	-	-	-	207	207
Change in deferred tax	-	-	-	901	901
Change in non-admitted assets	-	-	-	(510)	(510)
Change in liability for reinsurance in unauthorized and certified companies	-	-	-	(1)	(1)
Change in reserve on account of change in valuation basis	-	-	-	22	22
Change in asset valuation reserve	-	-	-	(374)	(374)
Change in surplus from separate accounts	-	-	-	162	162
Other changes in surplus in separate accounts	-	-	-	(162)	(162)
Cumulative effect of changes in accounting principles	-	-	-	(318)	(318)
Capital Changes:
Change in surplus as a result of reinsurance	-	-	-	(12)	(12)
Dividends to stockholder	-	-	-	(890)	(890)
Prior period corrections (see Note 2)	-	-	-	(206)	(206)
Other changes	-	-	-	284	284

Balance, December 31, 2019	$7	$3,510	$-	$2,772	$6,289

Net loss	-	-	-	(31)	(31)
Change in net unrealized capital gains (losses)	-	-	-	155	155
Change in net unrealized foreign exchange capital gains (losses)	-	-	-	351	351
Change in deferred tax	-	-	-	850	850
Change in non-admitted assets	-	-	-	(643)	(643)
Change in reserve on account of change in valuation basis	-	-	-	47	47
Change in asset valuation reserve	-	-	-	(139)	(139)
Change in surplus from separate accounts	-	-	-	204	204
Other changes in surplus in separate accounts	-	-	-	(204)	(204)
Change in surplus as a result of reinsurance	-	-	-	(5)	(5)
Prior period corrections (see Note 2)	-	-	-	31	31
Reinsurance permitted practice	-	-	-	353	353
Other changes	-	-	(128)	381	253

Balance, December 31, 2020	$7	$3,510	$(128)	$4,122	$7,511

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,

(in millions)	2020	2019	2018

Cash from operations
Premium and annuity considerations, collected, net of reinsurance	$10,930	$14,286	$11,771
Net investment income collected	5,508	5,563	5,468
Other income	298	(65)	(1,848)

Total revenue received	16,736	19,784	15,391
Benefits paid	10,280	11,381	9,107
Net transfers to separate accounts	56	17	(971)
Commissions and expenses paid	1,984	3,278	2,907
Dividends paid to policyholders	3	2	(10)
Federal income taxes paid	1,207	681	540

Total benefits and expenses paid	13,530	15,359	11,573

Net cash provided by operations	3,206	4,425	3,818

Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	20,811	20,870	18,960
Stocks	306	148	10
Mortgage loans	2,882	2,040	1,594
Real estate	168	38	36
Other invested assets	1,429	2,245	882
Derivatives	1,576	2,005	-
Securities lending reinvested collateral assets	-	-	2,066
Miscellaneous proceeds	256	100	1,235

Total proceeds from investments sold, matured or repaid	27,428	27,446	24,783
Cost of investments acquired:
Bonds	26,051	24,100	19,254
Stocks	451	489	325
Mortgage loans	2,752	4,459	4,157
Real estate	12	35	36
Other invested assets	1,537	2,500	1,343
Securities lending reinvested collateral assets	409	931	-
Miscellaneous purchases	200	9	1,309

Total cost of investments acquired	31,412	32,523	26,424

Net adjustment in contract loans	(26)	(40)	(33)

Net cash (used in) investing activities	(3,958)	(5,037)	(1,608)

Cash from financing and miscellaneous sources
Cash provided (applied):
Net deposits on (withdrawals from) deposit-type contracts	995	(393)	1,983
Dividends to Parent	-	(890)	(1,697)
Change in securities lending	227	1,005	(2,013)
Other, net	143	(211)	945

Net cash provided by (used in) financing and miscellaneous activities	1,365	(489)	(782)
Net increase (decrease) in cash, cash equivalents and short-term investments	613	(1,101)	1,428
Cash, cash equivalents and short-term investments at beginning of year	446	1,547	119

Cash, cash equivalents and short-term investments at end of year	$1,059	$446	$1,547

Non-cash activities, excluded from above:
Non-cash transfer from mortgage loans to other invested assets	$179	$-	$-
Non-cash transfer from common stocks to other invested assets	111	-	-
Non-cash transfer from other invested assets to bonds	59	-	-
Non-cash transfer from other invested assets to common stocks	47	57	-
Non-cash transfer from other invested assets to mortgage loans	31	5	787
Non-cash transfer from common stocks to bonds	-	22	-
Non-cash AIG Global Real Estate transactions	-	-	644
Non-cash Fortitude Re settlement	-	-	230
Non-cash Investment Real Estate sale	-	-	128

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company (AGL or the Company), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). AIG Parent is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. The term “AIG Parent” means American International Group, Inc. and not any of AIG Parent’s consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of Texas and is subject to regulation by the Texas Department of Insurance (TDI). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed in 49 states and the District of Columbia.

The Company is a leading provider in the United States of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider in the United States of fixed and variable annuities. AGL’s primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, single- and flexible-premium deferred fixed and variable annuities, fixed index deferred annuities, single-premium immediate and delayed-income annuities, private placement variable annuities, private placement variable universal life, structured settlements, corporate- and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts, funding agreements, stable value wrap products and group benefits. The Company distributes its products through a broad multi-channel distribution network, which includes independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants and direct-to-consumer through AIG Direct Insurance Services, Inc. (AIG Direct).

SunAmerica Asset Management LLC (SAAMCo), together with its wholly owned distributor, AIG Capital Services, Inc., and its wholly owned servicing agent, SunAmerica Fund Services, Inc., represent the Company’s asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, and variable subaccounts offered within the variable annuity and variable universal life products, and by distributing retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of the Company’s insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of the Company’s portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk.

The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company’s exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), as described herein.

The TDI recognizes only statutory accounting practices (SAP) prescribed or permitted by the State of Texas for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Texas Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Texas.

The state has adopted certain prescribed accounting practices that differ from those found in the NAIC SAP. In 1984, the Company increased the value of its home office real estate properties to reflect the then current market value in accordance with prescribed guidance. On January 2, 2020, the Company entered in a sales/leaseback transaction on the above mentioned properties, therefore the prescribed accounting practice no longer applies for 2020. Please refer to note 21 for further detail.

Effective December 31, 2015 and subsequent reporting periods through September 30, 2019, AGL received approval from the TDI to apply a permitted practice in its financial statements allowing AGL to use the criteria established in Actuarial Guideline 43, instead of the criteria established in Statement of Statutory Accounting Principles (“SSAP”) No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions” to determine if a hedge was effective for certain interest rate swaps that were used to hedge guaranteed minimum withdrawal benefits. Thus, specific interest rate swaps that AGL determined were effective hedges were reported at amortized cost, pursuant to the accounting guidance set forth in SSAP 86.

Effective December 31, 2017, AGL received approval from the TDI expanding the aforementioned permitted practice to also include swaptions in its 2017 Annual Statement and subsequent reporting periods through September 30, 2019. Upon adoption, the effect of the original and expanded permitted practices were respectively reported as changes in accounting principle, consistent with SSAP No. 3, “Accounting Changes and Corrections of Errors”.

Upon expiration of the above permitted practices for swaps and swaptions subsequent to September 30, 2019, AGL applied the guidance in SSAP 86 and recognized this change in accounting principle as of the beginning of the year (i.e., January 1, 2019), as required by SSAP 3, which decreased AGL’s surplus by approximately $318 million at January 1, 2019. Subsequent to January 1, 2019, application of guidance in SSAP 86 to AGL’s hedging instruments (swaps and swaptions) increased AGL’s surplus by approximately $0.9 billion, primarily due to the recognition of unrealized gains. AGL began prospectively accounting for the subject interest rate derivatives that hedge interest rate risk related to guaranteed minimum withdrawal benefits under SSAP 108 guidance effective January 1, 2020. The adoption of SSAP 108 coincided with the implementation of the related reserve guidance in the NAIC Valuation Manual (VM) subsection 21 (VM 21), Requirements for Principle-Based Reserves for Variable Annuities.

In addition, AGL received a new permitted practice with respect to an excess of loss reinsurance agreement (the “XoL Agreement”) for the reporting period ending December 31, 2019 as follows:

Effective December 31, 2019 and subsequent reporting periods through September 30, 2020, AGL received approval from the TDI to apply a permitted practice in its financial statements allowing AGL to recognize an admitted asset related to the notional value of coverage defined in the XoL Agreement. This asset is reported in Other assets in the balance sheet. The XoL Agreement has a 20 year term and provides coverage to AGL for aggregate claims incurred during the agreement term associated with guaranteed minimum withdrawal benefits on certain fixed index annuities generally issued prior to April 2019 (“Block 1”) exceeding an attachment point defined in the XoL agreement. The permitted practice allows AGL to manage its reserves in a manner more in line with anticipated principle-based reserving requirements under development for fixed index annuities. As a condition for approving the permitted practice, the TDI imposed certain conditions relating to the permitted practice.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Effective October 1, 2020 and subsequent reporting periods through September 30, 2023, this permitted practice was expanded to similarly recognize an additional admitted asset related to the notional value of coverage defined in a separate excess of loss agreement. This additional reinsurance agreement has a 25 year term and provides coverage to AGL for aggregate excess of loss claims associated with guaranteed minimum withdrawal benefits on a block of fixed index annuities generally issued in April 2019 or later, including certain new business issued after the effective date (“Block 2”). In addition, effective December 31, 2020, this expanded permitted practice also extended the term of the permitted practice for Block 1 from September 30, 2020 to September 30, 2023. The reinsurance agreement covering contracts in Block 1 was also amended to conform certain provisions to be consistent with the Block 2 reinsurance agreement. These assets are approximately $600 million in total and are reported in Other assets on the balance sheet. The permitted practice allows AGL to manage its reserves in a manner more in line with anticipated principle-based reserving requirements under development for fixed index annuities. As a condition for approving the permitted practice, the TDI imposed certain conditions relating to the permitted practice.

At December 31, 2020 the company had five non-conforming Credit Tenant Loans (CTLs) for $36 million that had been filed with the SVO and reported on schedule D-1 and not on schedule BA.

The Insurance Commissioner of the State of Texas has the right to permit other specific practices that deviate from prescribed practices.

The following table presents a reconciliation of the Company’s net income and capital and surplus between NAIC SAP basis and the basis including practices prescribed or permitted by the State of Texas:

			December 31,

(in millions)	SSAP	#	2020	2019	2018

NET INCOME

State basis			$(31)	$92	$565

State permitted practices that increase (decrease) NAIC SAP:
Effective interest rate hedges – NII	86		-	-	47
Effective interest rate hedges - RG(L)			-	-	12

Net (loss) income, NAIC SAP			$(31)	$92	$624

SURPLUS

State basis			$7,511	$6,289	$6,351
State permitted practices that increase (decrease) NAIC SAP:
Effective interest rate hedges	86		-	-	(403)
XoL reinsurance agreement	4		(614)	(284)	-
State prescribed practices that increase (decrease) NAIC SAP:
Depreciation of home office property	40R		-	(24)	(24)
Non-conforming CTLs	1		36	-	-
Non-conforming CTLs	1		(36)	-	-

Statutory capital and surplus, NAIC SAP			$6,897	$5,981	$5,924

In the event AGL had not employed any or all of these permitted and prescribed practices, AGL’s risk-based capital (RBC) would not have triggered a regulatory event.

Certain prior year amounts have been reclassified to conform to the current year presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the TDI requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

•	application of other-than-temporary impairments (OTTI);

•	estimates with respect to income taxes, including recoverability of deferred tax assets (DTA);

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

•	fair value measurements of certain financial assets; and

•	policy reserves for life, annuity and accident and health insurance contracts, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of “6” or “6*”. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC’s Investment Analysis Office (IAO) receive a “6*” designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a “6*” designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

Loan-backed and structured securities (LBaSS) include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (MBS) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

RBC charges for LBaSS are based on the final NAIC designations, which are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined in one of three ways. The final NAIC designation for most RMBS and CMBS is determined by financial modeling conducted by BlackRock. RMBS and CMBS that are not financially modeled, primarily due to a lack of publicly available information and most remaining LBaSS are subject to a modified designation based on an NAIC matrix and the Company’s statement value for the security. For credit tenant loans, equipment trust certificates, any corporate-like securities rated by the NAIC’s IAO, interest only securities, and those securities with an original NAIC designation of 5, 5*, 6 or 6*, the final NAIC designation is based on the IAO or Credit Rating Provider rating and is not subject to a modified designation or financial modeling.

Short sale is the sale of a security which is not owned by the Company at the time of sale. Short sales are normally settled by the delivery of a security borrowed by or on behalf of seller. A short sale as defined in Statement of Statutory Accounting Principle (SSAP) No. 103 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” is reported as a contra-asset (negative asset) initially reported at fair value, with changes in fair value recognized as unrealized gains and losses.

Preferred stocks with NAIC designations of “1” through “3” are carried at amortized cost. All other preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (FHLB) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

The Company has no investments in insurance subsidiary, controlled, and affiliated (SCA) entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which either audited U.S. GAAP financial statements or audited foreign GAAP basis financial statements that include a footnote reconciling net income and equity on a foreign GAAP basis to U.S. GAAP are not available, are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance is established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks and highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost. Short-term investments include interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (hedge accounting). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistent with the changes in the statement value or cash flow of the hedged asset or liability. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (ineffective hedges) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Statement of Statutory Accounting Principles (SSAP) 108, Derivatives Hedging Variable Annuity Guarantees, was used as allowed in 2020. SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity.

Hedge accounting was not used for any derivative instruments in 2020 or 2019.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of (a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (IFRS) basis equity in audited IFRS financial statements as an acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received is reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 90 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (OTTI) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company’s management and a continual review of its investments.

For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a negative IMR, a certain portion of DTAs, prepaid expenses, electronic data processing (EDP) equipment assets, agents’ balances or other receivables over 90 days. Non-admitted assets were $4.0 billion and $3.4 billion at December 31, 2020 and 2019, respectively.

Interest maintenance reserve (IMR) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (AVR) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (MVA) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (VACARVM) under subsection 21 of the Valuation Manual (“VM-21”) for 2020, and under Actuarial Guideline 43 (AG 43) for prior years. Reserves for variable universal life accounts are provided in accordance with subsection 20 of the Valuation Manual (“VM-20”) for new business issued in 2020, and in accordance with the Commissioners’ Reserve Valuation Method (CRVM) for policies issued prior to 2020.

Policy reserves are established according to different methods.

Life, annuity, and health reserves are developed by actuarial methods and are generally determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the TDI.

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for AIG’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve Valuation Method (“CRVM”). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and returns any premium beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $229 million at December 31, 2020.

A majority of the Company’s variable annuity products are issued with a guaranteed minimum death benefit (GMDB) which provides that, upon the death of a contractholder, the contractholder’s beneficiary will receive the greater of (1) the contractholder’s account value, or (2) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the greatest contract value, adjusted for withdrawals, at the specified contract anniversaries; or the principal invested, adjusted for withdrawals, accumulated at the specified rate per annum. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Death benefits on GMDB policies generally reduce on a proportional basis or on a dollar-for-dollar basis when a partial withdrawal occurs.

Reserves for GMDB benefits are included in the VACARVM reserve. PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements for 2020 are contained in subsection 21 of the Valuation Manual (“VM-21”), “Reserves for Variable Requirements for Principle-Based Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020. Prior to 2020, AG 43 required the Company to perform a stochastic valuation analysis of the total reserves held for all variable annuity contracts with GMDB. These reserves were derived by using the 70 percent Conditional Tail Expectation of the modeled reserves and were based on prudent estimate assumptions. In addition, a deterministic valuation was also performed using assumptions prescribed in AG 43. The greater of these two reserve balances was the AG 43 reserve. However, the Company was previously holding reserves at the C3 Phase II Total Asset Requirement level, which was higher than the AG 43 amount.

Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company’s underwriters at issue.

The Company had $75.8 billion of insurance in-force and $1.5 billion of reserves as of December 31, 2020, and $97.7 billion of insurance in-force and $1.7 billion of reserves as of December 31, 2019, for which the gross premiums are less than the net premiums according to the standard of valuation set by the TDI.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company’s business.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to a cost allocation agreement. The Company purchases administrative, accounting, marketing and data processing services from AIG Parent or its subsidiaries and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from AIG Parent or its subsidiaries is based on the level of assets under management.

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to a tax sharing agreement with AIG Parent, because the Company is included in the consolidated federal income tax return of its ultimate parent, AIG Parent. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

A deferred tax asset (DTA) or deferred tax liability (DTL) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTA are limited in their admissibility.

Accounting Changes

Actuarial Change / Reserve PBR (VM-20 and VM-21)

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for AIG’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve Valuation Method (“CRVM”). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements are contained in subsection 21 of the Valuation Manual (“VM-21”), “Reserves for Variable Requirements for Principle-Based Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020. Under VM-21, these reserves are generally more sensitive to changes in interest rates. The impact of the implementation was $47 million.

SSAP 108

The Company adopted Statement of Statutory Accounting Principles (“SSAP”) 108, Derivatives Hedging Variable Annuity Guarantees, on January 1, 2020. The adoption of SSAP 108 coincided with the implementation of the related reserve guidance in VM-21 described above. The TDI approved, in December 2019, AGL’s plan to transition from a permitted practice to SSAP 86 in 2019 and from SSAP 86 to SSAP 108 in January 2020. The adoption of SSAP 86 was accounted for as a change in accounting principle as of the beginning of the previous year (i.e., January 1, 2019).

SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. Accordingly, the statutory accounting guidance in this standard is considered a special accounting provision, only permitted if all the components in the standard are met. Prior to implementing a hedging program for application within the scope of this standard, a reporting entity must obtain explicit approval from its domiciliary state commissioner. As such, unlike most SSAPs, the guidance in SSAP 108 is not required to be adopted by all reporting entities that account for derivatives. The special accounting provision permits reporting entities to utilize a form of macro-hedging in which a portfolio of variable annuity policies are jointly designated as the host contracts containing the hedge item, in a fair value hedge, pursuant to a Clearly Defined Hedging Strategy defined within VM-21. AGL will dynamically hedge the interest rate risk of guaranteed minimum withdrawal benefits (“GMWB”) cash flows for variable annuities, defined as the fair value of rider claims, net of rider fees.

At inception and on an ongoing basis, the hedging relationship must be highly effective in achieving offsetting changes in fair value attributed to the hedged risk during the period that the hedge is designated. The term “highly effective” describes a fair value hedge relationship where the change in fair value of the derivative instrument is within 80 to 125 percent of the opposite change in fair value of the hedged item attributed to the hedged risk.

The guidance in this SSAP is required to be applied on a prospective basis for qualifying hedge programs in place on or after the effective date. Reporting entities that have previously received permitted practices for qualifying hedge programs must work with their domiciliary state regulator to determine the appropriate method in transitioning from previously approved permitted practices to the guidance in SSAP 108.

In implementing SSAP 108, AGL uses the same fair value definition that is used for its economic hedge target, which enables the Company to leverage the existing modeling and attribution platform currently in place for hedging analysis. In addition, the Company uses the VM-21 interest rate sensitivities measured at the beginning of the quarter to estimate the reserve movement attributed to interest rate movement, which leverages the existing modeling and attribution platform in place for Statutory analysis. These approaches and the overall use of the special accounting provision of SSAP 108 in 2020 have received the approval of the TDI.

The Company uses a portfolio of interest rates swaps and swaptions to hedge the interest rate risk associated with a portfolio of GMWB riders on its variable annuities. This hedging relationship was highly effective and complied with the “Clearly Defined Hedging Strategy” of VM-21. Please see Note 7 for further details regarding the financial impact of SSAP 108.

Market Value Reserve Method

Effective January 1, 2019, the Company changed the Actuarial Guideline XXXV Type 2 computational method from Commissioners Annuity Reserve Valuation Method with Updated Market Values (CARVM-UMV) to Market Value Reserve Method (MVRM) using Black-Scholes Projection Method as approved by the domiciliary commissioner.

There were no other new accounting standards that were effective during the periods covered by this statement that had a material impact on the operations of the Company.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2020, five out-of-period errors were identified and corrected, which increased unassigned surplus by $31 million. The most significant of these was an increase in variable annuity reserves due to an incorrect application of incident rates.

In 2019, five out-of-period errors were identified and corrected, which decreased unassigned surplus by $206 million. The most significant of these was an increase in indexed annuity reserves due to an incorrect application of incident rates.

In 2018, six out-of-period errors were identified and corrected, which increased unassigned surplus by $38 million. The most significant of these were in universal life business reflecting a reduction in reserves and adjustments to reinsurance premiums, partially offset by an increase in annuity reserves.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and preferred stocks are generally reported at amortized cost. However, if bonds are designated category “6” and preferred stocks are designated categories “4 – 6” by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (CMO) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS subsequent to July 1, 2009, if it is determined that a decline in fair value is other than temporary the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, valuation allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial valuation allowance and subsequent changes in the allowance for

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, effective January 1, 2020, the Company adopted the new accounting standard for current expected credit losses (CECL). This standard requires an allowance for credit losses based on the expectation of lifetime credit losses. Prior to the adoption of CECL, valuation allowances would be established when the insurer determines it is probable that it will be unable to collect principal and interest due according to the contractual terms of the loan agreement. Such U.S. GAAP allowances would be based on the difference between the unpaid loan balance and the present value of expected future cash flows discounted at the loan’s original effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method, where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings in 2018 for equity securities previously designated as available-for-sale and through net income for equity securities measured at fair value at the Company’s election. Prior to 2018, equity securities designated as available-for-sale were carried at fair value with changes in fair value recorded through other comprehensive income.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer’s occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty’s credit risk for derivative assets or the insurer’s credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index life insurance features in certain variable universal life contracts and certain guaranteed features of variable annuities are bifurcated and accounted for separately as embedded policy derivatives. Under SAP, embedded derivatives are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as non-admitted asset. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

investment income. Under U.S. GAAP, subsidiaries’ financial statements are combined with the parent company’s financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company’s investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance and investment-type contracts, are deferred and amortized, generally in proportion to the present value of expected future gross profit margins. For all other insurance contracts, to the extent recoverable from future policy revenues, deferred policy acquisition costs (DAC) are amortized, with interest, over the premium-paying period of the related contracts, using assumptions that are consistent with those used in computing policy benefit reserves. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as “non-admitted,” principally any negative IMR, agents’ balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management’s estimates and judgment.

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer’s best estimates of interest rates are used.

Under SAP, the Commissioners’ Reserve Valuation Method is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates as of the date the policy was issued, with provisions for the risk of adverse deviation.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. Under U.S. GAAP, these amounts under master netting arrangements may be offset and presented on a net basis.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2020
Bonds:
U.S. government obligations	$1,576	$302	$(5)	$1,873
All other governments	3,007	493	(16)	3,484
States, territories and possessions	379	86	(1)	464
Political subdivisions of states, territories and possessions	338	101	-	439
Special revenue	8,300	1,321	(2)	9,619
Industrial and miscellaneous	87,640	12,759	(297)	100,102
Hybrid securities	582	163	(6)	739
Bank loans	2,848	6	(67)	2,787
Parent, subsidiaries and affiliates	350	-	-	350
Total bonds	105,020	15,231	(394)	119,857
Preferred stock	85	10	-	95
Common stock*	1,019	-	-	1,019
Total equity securities	1,104	10	-	1,114
Total	$106,124	$15,241	$(394)	$120,971
December 31, 2019
Bonds:
U.S. government obligations	$2,389	$199	$(3)	$2,585
All other government	3,044	353	(20)	3,377
States, territories and possessions	397	49	(4)	442
Political subdivisions of states, territories and possessions	336	68	-	404
Special revenue	7,859	789	(14)	8,634
Industrial and miscellaneous	81,146	8,142	(239)	89,049
Hybrid securities	722	227	(2)	947
Bank loans	3,095	12	(29)	3,078
Total bonds	98,988	9,839	(311)	108,516
Preferred stock	299	112	-	411
Common stock*	669	-	-	669
Total equity securities	968	112	-	1,080
Total	$99,956	$9,951	$(311)	$109,596

* Common stock includes $825 million and $398 million of investments in affiliates at December 31, 2020 and 2019, respectively.

Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

December 31, 2020
Bonds:
U.S. government obligations	$35	$(5)	$-	$-	$35	$(5)
All other government	66	(2)	73	(13)	139	(15)
U.S. States, territories and possessions	12	(1)	-	-	12	(1)
Political subdivisions of states, territories and possessions	5	-	-	-	5	-
Special revenue	333	(2)	-	-	333	(2)
Industrial and miscellaneous	6,404	(175)	2,130	(127)	8,534	(302)
Hybrid securities	54	(3)	24	(3)	78	(6)
Bank loans	1,788	(70)	-	-	1,788	(70)

Total bonds	8,697	(258)	2,227	(143)	10,924	(401)

Preferred stock	4	-	-	-	4	-

Total equity securities	4	-	-	-	4	-

Total	$8,701	$(258)	$2,227	$(143)	$10,928	$(401)

December 31, 2019
Bonds:
U.S. government obligations	$152	$(3)	$12	$(1)	$164	$(4)
All other government	77	(2)	105	(18)	182	(20)
U.S States, territories and possessions	90	(4)	-	-	90	(4)
Political subdivisions of states, territories and possessions	8	-	-	-	8	-
Special revenue	460	(13)	106	(1)	566	(14)
Industrial and miscellaneous	5,545	(123)	2,418	(120)	7,963	(243)
Hybrid securities	8	-	24	(2)	32	(2)
Bank loans	1,594	(30)	-	-	1,594	(30)

Total	$7,934	$(175)	$2,665	$(142)	$10,599	$(317)

As of December 31, 2020 and 2019, the number of bonds and equity securities in an unrealized loss position was 1,111 and 1,147, respectively. Bonds comprised 1,109 of the total, of which 218 were in a continuous loss position greater than 12 months at December 31, 2020. Bonds comprised 1,134 of the total, of which 310 were in a continuous loss position greater than 12 months at December 31, 2019.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2020 and 2019, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value

December 31, 2020
Due in one year or less	$2,557	$2,589
Due after one year through five years	11,272	11,842
Due after five years through ten years	17,153	19,134
Due after ten years	47,180	56,836
LBaSS	27,025	29,623

Total	$105,187	$120,024

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Bonds in or near default as to payment of principal or interest had a statement value of $109 million and $160 million at December 31, 2020 and 2019, respectively, which is the fair value. At December 31, 2020 and 2019, the Company had no income excluded from due and accrued for bonds.

At December 31, 2020, the Company’s bond portfolio included bonds totaling $7.7 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 4 percent of the Company’s total assets and 6 percent of invested assets. These below investment grade securities, excluding structured securities, span across 15 industries. At December 31, 2019, the Company’s bond portfolio included bonds totaling $6.5 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 4 percent of the Company’s total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 15 industries.

The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,
	2020	2019
Consumer cyclical	17.4%	16.9%
Consumer non-cyclical	15.6	19.0
Capital Goods	10.0	11.3
Energy	-	10.0

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company’s ABS, RMBS, CMBS, and collateralized debt obligations (CDO) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management’s judgments.

The following table presents the statement value and fair value of LBaSS:

	December 31, 2020		December 31, 2019
(in millions)	Statement Value	Fair Value	Statement Value	Fair Value
Loan-backed and structured securities	$27,025	$29,623	$27,857	$30,083

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

At December 31, 2020 and 2019, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2020 and 2019, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2020, 2019 and 2018, the Company recognized total OTTI of $57 million, $40 million and $47 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2020 and 2019, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2020
LBaSS	$3,518	$(60)	$1,561	$(47)	$5,079	$(107)

December 31, 2019
LBaSS	$2,765	$(34)	$1,424	$(41)	$4,189	$(75)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for LBaSS:

	December 31,
(in millions)	2020	2019
Balance, beginning of year	$1,293	$1,402
Increases due to:
Credit impairment on new securities subject to impairment losses	16	17
Additional credit impairment on previously impaired investments	41	23
Reduction due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	30	149
Balance, end of year	$1,320	$1,293

See Note 23 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company’s structured notes holding at December 31, 2020.

Mortgage Loans

Mortgage loans had outstanding principal balances of $21.7 billion and $21.6 billion at December 31, 2020 and 2019, respectively. Contractual interest rates range from 1.45 percent to 10.25 percent. The mortgage loans at December 31, 2020 had maturity dates ranging from 2021 to 2069.

The Company’s mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the geographic and property-type distribution of the Company’s mortgage loan portfolio:

	December 31,
	2020	2019
Geographic distribution:
Mid-Atlantic	32.1%	28.9%
Foreign	24.0	25.3
Pacific	11.2	14.5
South Atlantic	11.6	10.8
West South Central	7.0	6.7
New England	4.7	4.8
East North Central	5.0	4.4
Mountain	3.3	3.4
East South Central	0.6	0.7
West North Central	0.5	0.5
Total	100.0%	100.0%
Property type distribution:
Multi-family	37.7%	36.6%
Office	28.4	27.6
Retail	12.1	11.8
Industrial	10.7	9.7
Hotel/Motel	6.2	6.2
Other	4.9	8.1
Total	100.0%	100.0%

At December 31, 2020, there were 273 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately 88 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2020 and 2019:

	Years Ended December 31,
	2020		2019
(in millions)	Maximum	Minimum	Maximum	Minimum
Hotel/Motel	12.00%	4.25%	4.89%	4.89%
Retail	6.15	4.00	6.36	6.36
Office	6.07	2.16	4.66	1.75
Multi-family	6.02	2.05	6.22	2.05
Industrial	5.59	2.85	5.59	1.45
Other	5.05	2.72	-	-

The Company reduced the interest rate on three loans during 2020. The Company did not reduce any interest rates during 2019.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 115.0 percent for both 2020 and 2019.

At December 31, 2020, the Company held $284 million in impaired mortgages with $148 million of related allowances for credit losses and $136 million in impaired loans without a related allowance. At December 31, 2019, the Company held $197 million in impaired mortgages with $85 million of related allowances for credit losses and $112 million in impaired loans without a related allowance. The Company’s average recorded investment in impaired loans was $240 million and $178 million, at December 31, 2020 and 2019, respectively. The Company recognized interest income of $3 million, $2 million and $5 million, in 2020, 2019 and 2018, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

	December 31,
(in millions)	2020	2019	2018
Balance, beginning of year	$197	$172	$129
Additions (reductions) charged to unrealized capital loss	77	25	43
Direct write-downs charged against allowance	-	-	-
Balance, end of year	$274	$197	$172

During 2020, the Company did not derecognized any mortgage loans and did not recognized any real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company’s strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

	December 31,
(in millions)	2020	2019
Current	$21,131	$21,439
30 - 59 days past due	106	5
60 - 89 days past due	76	1
90 - 179 days past due	64	-
Greater than 180 days past due	1	1
Total	$21,378	$21,446

At December 31, 2020 and 2019, the Company had mortgage loans outstanding under participant or co-lender agreements of $19.0 billion and $18.5 billion, respectively.

The Company had $229 million and $185 million in restructured loans at December 31, 2020 and 2019, respectively.

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of December 31, 2020:

(in millions)	Residential		Commercial		Agricultural
Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$2	-%	$204	0.10%	$-	-%
b. 91% to 95%	9	-	45	-	-	-
c. 81% to 90%	46	-	270	0.20	-	-
d. 71% to 80%	200	0.10	777	0.50	-	-
e. below 70%	504	0.40	19,321	13.60	-	-

Troubled Debt Restructuring

The Company held no restructured debt for which impairment was recognized for both December 31, 2020 and 2019. At December 31, 2020 and 2019, the Company had no outstanding commitments to debtors that hold loans with restructured terms.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Real Estate

The following table presents the components of the Company’s investment in real estate:

	December 31,
(in millions)	2020	2019
Properties occupied by the Company	$6	$63
Properties held for production of income	3	120
Properties held for sale	-	1
Total	$9	$184

The Company did not recognize gains or losses on the sale of real estate property in 2020. The Company recognized gains of $4 million and $1 million on the sale of real estate property in 2019 and 2018, respectively. The Company did not recognize any impairment write-downs for its investment in real estate during 2020 and 2019. The Company recognized $11 million impairment write-downs for its investment in real estate during 2018.

Other Invested Assets

The following table presents the components of the Company’s other invested assets:

	December 31,
(in millions)	2020	2019
Investments in limited liability companies	$1,183	$1,335
Investments in limited partnerships	2,725	2,407
Other unaffiliated investments	1,502	1,153
Receivable for securities	106	109
Initial margin for futures	40	5
Non-admitted assets	(115)	(75)
Total	$5,441	$4,934

The Company utilizes the look-through approach in valuing its investments in affiliated joint ventures or partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $834 million at December 31, 2020. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures was $29 million, $62 million and $44 million during 2020, 2019 and 2018, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Net Investment Income

The following table presents the components of net investment income:

	Years ended December 31,
(in millions)	2020	2019	2018
Bonds	$4,841	$4,949	$4,897
Preferred stocks	9	15	13
Common stocks	4	6	5
Cash and short-term investments	34	58	29
Mortgage loans	898	864	798
Real estate*	5	47	50
Contract loans	78	80	82
Derivatives	90	60	210
Investment income from affiliates	119	170	165
Other invested assets	193	110	239
Gross investment income	6,271	6,359	6,488
Investment expenses	(236)	(256)	(245)

Net investment income	$6,035	$6,103	$6,243

* Includes amounts for the occupancy of Company-owned property of $2 million in 2020, and $12 million in both 2019 and 2018.

Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

	Years Ended December 31,
(in millions)	2020	2019	2018
Bonds	$566	$484	$(81)
Preferred stocks	5	4	-
Common stocks	74	(24)	-
Cash and short-term investments	5	2	(2)
Mortgage loans	-	(47)	(26)
Real estate	7	4	(10)
Derivatives	649	(210)	(330)
Other invested assets	199	173	28
Realized capital gains (losses)	1,505	386	(421)
Federal income tax (expense) benefit	(316)	(81)	88
Net gains transferred to IMR	(549)	(449)	(9)

Net realized capital gains (losses)	$640	$(144)	$(342)

During 2020, 2019 and 2018, the Company recognized $117 million, $86 million and $192 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years Ended December 31,
(in millions)	2020	2019	2018
Proceeds	$11,460	$11,792	$8,165

Gross realized capital gains	$1,076	$799	$191
Gross realized capital losses	(334)	(194)	(176)

Net realized capital gains	$742	$605	$15

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years Ended December 31,
(in millions)	2020	2019	2018
Bonds	$213	$97	$(171)
Preferred and common stocks	(23)	55	(12)
Mortgage loans	175	147	(248)
Real estate	(24)	-	-
Derivatives	271	981	88
Other invested assets	47	13	(6)
Other	(29)	7	32
Federal income tax expense	(124)	(350)	93

Net change in unrealized gains (losses) of investments	$506	$950	$(224)

5GI Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5GI Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

Investment	Number of 5GI Securities		Aggregate BACV (in millions)		Aggregate Fair Value (in millions)
	2020	2019	2020	2019	2020	2019
Bonds - AC	9	10	$36	$68	$35	$66
LB&SS - AC	3	2	93	34	101	35
Preferred Stock - AC	3	-	3	-	3	-
Preferred Stock - FV	-	-	-	-	-	-

Total	15	12	$132	$102	$139	$101
AC-Amortized Cost
FV-Fair Value

4. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

As of December 31, 2020 and 2019, the Company had bonds loaned with a fair value of approximately $1.6 billion and $1.4 billion, respectively, pursuant to the securities lending program.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2020	2019
30 days or less	$583	$295
31 to 60 days	494	439
61 to 90 days	602	718
Subtotal	1,679	1,452
Securities collateral received	-	-

Total collateral received	$1,679	$1,452

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2020		December 31, 2019
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$1,692	$1,692	$1,283	$1,283
Subtotal	1,692	1,692	1,283	1,283
Securities collateral received	-	-	-	-
Total collateral reinvested	$1,692	$1,692	$1,283	$1,283

Repurchase Agreements

At December 31, 2020 and 2019, bonds with a fair value of approximately $127 million and $153 million, respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2020	2019
Open positions	$-	$-
30 days or less	-	29
31 to 60 days	-	-
61 to 90 days	-	-
Greater than 90 days	119	39
Subtotal	119	68
Securities collateral received	-	-
Total collateral received	$119	$68

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2020:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. Open - No Maturity	$102	$133	$196	$154

2. Overnight	57	24	15	18

3. 2 Days to 1 Week	29	15	91	61

4. > 1 Week to 1 Month	-	-	-	-

5. > 1 Month to 3 Months	-	-	-	-

6. > 3 Months to 1 Year	-	-	-	-

7. > 1 Year	-	-	-	-

b. Ending Balance

1. Open - No Maturity	$28	$53	$95	$58

2. Overnight	-	-	1	-

3. 2 Days to 1 Week	19	15	91	61

4. > 1 Week to 1 Month	-	-	-	-

5. > 1 Month to 3 Months	-	-	-	-

6. > 3 Months to 1 Year	-	-	-	-

7. > 1 Year	-	-	-	-

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the Company’s liability to return collateral for the year ended December 31, 2020:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. Cash (Collateral - All)	$188	$172	$303	$232

2. Securities Collateral (FV)	-	-	-	-

b. Ending Balance

1. Cash (Collateral - All)	$48	$69	$187	$119

2. Securities Collateral (FV)	-	-	-	-

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2020		December 31, 2019
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$114	$127	$139	$153
Greater than three years	-	-	-	-
Subtotal	114	127	139	153
Securities collateral received	-	-	-	-

Total collateral reinvested	$114	$127	$139	$153

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2020:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. BACV	$-	$-	$-	$-

2. Nonadmitted - Subset of BACV	-	-	-	-

3. Fair Value	-	-	-	-

b. Ending Balance

1. BACV	$88	$156	$408	$114

2. Nonadmitted - Subset of BACV	-	-	-	-

3. Fair Value	82	174	455	127

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2020:

(in millions)	1 None	2 NAIC 1	3 NAIC 2	4 NAIC 3

Ending Balance

a. Bonds - BACV	$-	$14	$72	$24

b. Bonds - FV	-	15	82	26

c. LB & SS - BACV	-	-	-	-

d. LB & SS - FV	-	-	-	-

e. Preferred Stock - BACV	-	-	-	-

f. Preferred Stock - FV	-	-	-	-

g. Common Stock	-	-	-	-

h. Mortgage Loans - BACV	-	-	-	-

i. Mortgage Loans - FV	-	-	-	-

j. Real Estate - BACV	-	-	-	-

k. Real Estate - FV	-	-	-	-

l. Derivatives - BACV	-	-	-	-

m. Derivatives - FV	-	-	-	-

n. Other Invested Assets - BACV	-	-	-	-

o. Other Invested Assets - FV	-	-	-	-

p. Total Assets - BACV	-	14	72	24

q. Total Assets - FV	-	15	82	26

(in millions)	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 Non-Admitted

Ending Balance

a. Bonds - BACV	$3	$-	$-	$-

b. Bonds - FV	4	-	-	-

c. LB & SS - BACV	-	-	-	-

d. LB & SS - FV	-	-	-	-

e. Preferred Stock - BACV	-	-	-	-

f. Preferred Stock - FV	-	-	-	-

g. Common Stock	-	-	-	-

h. Mortgage Loans - BACV	-	-	-	-

i. Mortgage Loans - FV	-	-	-	-

j. Real Estate - BACV	-	-	-	-

k. Real Estate - FV	-	-	-	-

l. Derivatives - BACV	-	-	-	-

m. Derivatives - FV	-	-	-	-

n. Other Invested Assets - BACV	-	-	-	-

o. Other Invested Assets - FV	-	-	-	-

p. Total Assets - BACV	3	-	-	-

q. Total Assets - FV	4	-	-	-

5. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the carrying value of the Company’s restricted assets:

	December 31,
(in millions)	2020	2019
On deposit with states	$48	$48
Securities lending	1,320	1,210
Collateral held on securities lending	1,679	1,452
FHLB stock and collateral pledged	3,570	3,555
Subject to repurchase agreements	114	139
Collateral for derivatives	1,054	912
Guaranteed interest contracts	36	41
Other restricted assets	99	104

Total	$7,920	$7,461

6. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

•	An interest rate above prime to borrowers who do not qualify for prime rate loans;
•	Borrowers with low credit ratings (FICO scores);
•	Interest-only or negative amortizing loans;
•	Unconventionally high initial loan-to-value ratios;
•	Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;
•	Borrowers with less than conventional documentation of their income and/or net assets;
•	Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or,
•	Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant “payment shock” when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

The Company has no direct exposure through investments in subprime mortgage loans. The Company’s exposure is through other investments, primarily in RMBS, as described above.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the Company’s investments with subprime exposures:

(in millions)	Actual Cost	Book Adjusted Statement Value	Fair Value	OTTI Recognized to Date
December 31, 2020
In general account:
RMBS	$992	$950	$1,190	$(27)
CDOs	1,003	1,001	1,025	(10)
Total subprime exposure	$1,995	$1,951	$2,215	$(37)
December 31, 2019
In general account:
RMBS	$1,077	$969	$1,204	$(18)
CDOs	922	918	949	(10)
CMBS	11	11	11	-
Total subprime exposure	$2,010	$1,898	$2,164	$(28)

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

7. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. Effective January 1, 2020 AGL adopted Statement of Statutory Accounting Principles 108, Derivatives Hedging Variable Annuity Guarantees (“SSAP 108”). SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. The special accounting provision permits reporting entities to utilize a form of macro-hedging in which a portfolio of variable annuity policies are jointly designated as the host contracts containing the hedge item, in a fair value hedge, pursuant to a Clearly Defined Hedging Strategy (CDHS) defined within Valuation Manual 21 (VM-21). Under SSAP 108 all derivatives are reported at fair value (“FV”). FV change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk is recognized as realized gain/loss in the current period there were no excludable components.

As of December 31, 2020, fair value of the derivatives was a liability of $310 million, full contract fair value was a liability of $3.6 billion and hedge target fair value was a liability of $3.5 billion. For the period ending December 31, 2020, FV change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk was a realized gain of $740 million. FV change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk are recognized as deferred assets/liabilities in the current period and amortized over projected VA guarantees’ Macaulay Duration within the Standard Projection, but not more than 10 years. At December 31, 2020, the FV change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk was a deferred liability of $355 million. For the period ending December 31, 2020, amortization was a realized gain of $41 million. FV change in hedge instruments not attributable to the hedged risk are recognized as unrealized gain/loss, if any. All FV changes in hedge instruments were attributable to the hedged risk for the period. Based on the currently liability profile, deferred asset/liabilities are being amortized over 10 years.

The Company has determined that its other derivative financial instruments do not qualify for hedge accounting. As a result, excluding the special accounting treatment for limited derivatives hedging variable annuity guarantees noted above, derivatives are accounted for at fair value and the changes in the fair value recorded in surplus as unrealized

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

gains or losses, net of deferred taxes. The value of the Company’s exchange traded futures contracts relates to the one-day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital gain of $271 million in 2020, an unrealized capital gain of $981 million in 2019 and an unrealized capital gain of $88 million in 2018, related to derivatives that did not qualify for hedge accounting.

Net cash collateral received for derivative transactions increased in the year 2020, as a result increases in fair values of derivatives covered by ISDA Master Agreements and Credit Support Annex provisions. At December 31, 2020, the Company held collateral for SSAP 86 and SSAP 108 derivatives of $264 million, which is invested in cash, cash equivalents and/or short-term investments.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company’s interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (OTC) derivatives, the Company’s net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an International Swaps and Derivative Association Master Agreement (ISDA Master Agreement) and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company’s admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

The following table presents the notional amounts, statement values and fair values of the Company’s derivative instruments:

	December 31, 2020			December 31, 2019
(in millions)	Contract or Notional Amount	Statement Value	Fair Value	Contract or Notional Amount	Statement Value	Fair Value
Assets:
Interest rate contracts	$35,628	$1,723	$1,723	$33,189	$1,170	$1,170
Foreign exchange contracts	2,823	384	384	3,750	438	438
Equity contracts	48,218	5,707	5,707	40,674	3,516	3,516
Credit contracts	3,680	2	2	7,728	3	3
Derivative assets, gross	90,349	7,816	7,816	85,341	5,127	5,127
Counter party netting*	-	(6,841)	(6,841)	-	(4,502)	(4,502)
Derivative assets, net	$90,349	$975	$975	$85,341	$625	$625
Liabilities:
Interest rate contracts	$21,921	$1,404	$1,404	$14,079	$1,227	$1,227
Foreign exchange contracts	7,165	567	567	6,354	395	395
Equity contracts	35,368	5,102	5,102	34,406	3,100	3,100
Credit contracts	-	-	-	-	-	-
Other contracts	54	6	6	56	7	7
Derivative liabilities, gross	64,508	7,079	7,079	54,895	4,729	4,729
Counter party netting*	-	(6,841)	(6,841)	-	(4,502)	(4,502)
Derivative liabilities, net	$64,508	$238	$238	$54,895	$227	$227

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

	December 31, 2020		December 31, 2019
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$7,816	$(7,079)	$5,127	$(4,729)
Amount offset	(6,841)	6,841	(4,502)	4,502
Net amount presented in the Statement of Admitted Assets, Liabilities, and Capital and Surplus	$975	$(238)	$625	$(227)

* Common stock includes $825 million and $398 million of investments in affiliates at December 31, 2020 and 2019, respectively.

8. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company’s derivative financial instruments with concentrations of credit risk:

	December 31, 2020		December 31, 2019
(in millions)	Contract or Notional Amount	Final Maturity Date	Contract or Notional Amount	Final Maturity Date
Derivative assets:
Interest rate contracts	$35,628	2069	$33,189	2069
Foreign exchange contracts	2,823	2048	3,750	2049
Equity contracts	48,218	2028	40,674	2028
Credit contracts	3,680	2025	7,728	2024
Derivative liabilities:
Interest rate contracts	21,921	2070	14,079	2055
Foreign exchange contracts	7,165	2060	6,354	2060
Equity contracts	35,368	2022	34,406	2022
Credit contracts	-		-
Other contracts	54	2042	56	2042

The credit exposure to the Company’s derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

The credit exposure to the Company’s derivative contracts aggregated $1.0 billion and $725 million at December 31, 2020 and 2019, respectively.

9. FAIR VALUE MEASUREMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company’s financial instruments not measured at fair value compared to their statement values:

(in millions)	Aggregate Fair Value	Admitted Assets or Liabilities	Level 1	Level 2	Level 3
December 31, 2020
Assets:
Bonds	$119,814	$104,978	$-	$104,516	$15,298
Preferred stocks	95	85	9	82	4
Common stocks	139	139	-	139	-
Cash, cash equivalents and short-term investments	1,059	1,059	68	991	-
Mortgage loans	22,934	21,378	-	-	22,934
Contract loans	1,235	1,235	-	-	1,235
Receivables for securities	106	106	-	106	-
Securities lending reinvested collateral assets	1,692	1,692	-	1,692	-
Separate account assets	9,937	9,563	-	9,937	-
Liabilities:
Policy reserves and contractual liabilities	13,327	12,154	-	199	13,128
Payable for securities	257	257	-	257	-
Payable for securities lending	1,679	1,679	-	1,679	-
December 31, 2019
Assets:
Bonds	$108,500	$98,976	$-	$92,575	$15,925
Preferred stocks	409	299	5	315	89
Common stocks	143	143	-	143	-
Cash, cash equivalents and short-term investments	446	446	(65)	511	-
Mortgage loans	22,526	21,446	-	-	22,526
Contract loans	1,264	1,264	-	-	1,264
Receivables for securities	110	110	-	110	-
Securities lending reinvested collateral assets	1,283	1,283	-	1,283	-
Separate account assets	8,269	7,795	-	8,269	-
Liabilities:
Policy reserves and contractual liabilities	12,012	11,090	-	239	11,773
Payable for securities	433	433	-	433	-
Payable for securities lending	1,452	1,452	-	1,452	-
Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
December 31, 2020
Assets at fair value:
Bonds
Industrial and miscellaneous	$-	$14	$2	$-	$16
Bank loans	-	16	10	-	26
Total bonds	-	30	12	-	42
Common stock
Industrial and miscellaneous	5	-	-	-	5
Mutual funds	-	50	-	-	50
Parent, subsidiaries and affiliates	4	-	-	-	4
Total common stock	9	50	-	-	59
Derivative assets:
Interest rate contracts	-	1,723	-	-	1,723
Foreign exchange contracts	-	384	-	-	384
Equity contracts	8	5,521	179	-	5,708
Credit contracts	-	-	2	-	2
Counterparty netting	-	-	-	(6,841)	(6,841)
Total derivative assets	8	7,628	181	(6,841)	976
Separate account assets	51,430	2,103	-	-	53,533
Total assets at fair value	$51,447	$9,811	$193	$(6,841)	$54,610
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$1	$1,403	$-	$-	$1,404
Foreign exchange contracts	-	567	-	-	567
Equity contracts	8	5,045	49	-	5,102
Credit contracts	-	-	-	-	-
Other contracts	-	-	6	-	6
Counterparty netting	-	-	-	(6,841)	(6,841)
Total derivative liabilities	9	7,015	55	(6,841)	238
Total liabilities at fair value	$9	$7,015	$55	$(6,841)	$238
December 31, 2019
Assets at fair value:
Bonds
Industrial and miscellaneous	$-	$11	$1	$-	$12
Total bonds	-	11	1	-	12
Common stock
Industrial and miscellaneous	72	-	20	-	92
Mutual funds	-	37	-	-	37
Parent, subsidiaries and affiliates	6	-	-	-	6
Total common stock	78	37	20	-	135
Derivative assets:
Interest rate contracts	1	1,169	-	-	1,170
Foreign exchange contracts	-	438	-	-	438
Equity contracts	5	3,357	154	-	3,516
Credit contracts	-	-	3	-	3
Counterparty netting	-	-	-	(4,502)	(4,502)
Total derivative assets	6	4,964	157	(4,502)	625
Separate account assets	47,758	1,977	-	-	49,735
Total assets at fair value	$47,842	$6,989	$178	$(4,502)	$50,507
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$-	$1,226	$-	$-	$1,226
Foreign exchange contracts	-	395	-	-	395
Equity contracts	5	3,073	23	-	3,101
Other contracts	-	-	7	-	7
Counterparty netting	$-	$-	$-	$(4,502)	$(4,502)
Total derivative liabilities	5	4,694	30	(4,502)	227
Total liabilities at fair value	$5	$4,694	$30	$(4,502)	$227

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

(in millions)	Bonds	Preferred Stocks	Common Stocks	Derivative Assets	Total Assets	Derivative Liabilities
Balance, January 1, 2018	$2	-	$3	$79	$84	$5
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(1)	-	-	13	12	1
Included in surplus	(1)	-	6	(44)	(39)	1
Purchases, issuances and settlements	12	75	1	21	109	(1)
Transfers into Level 3	17	-	-	-	17	-
Transfers out of Level 3	(15)	-	(7)	-	(22)	-
Balance, December 31, 2018	$14	75	$3	$69	$161	$6
Total realized/unrealized capital gains or losses:
Included in net (loss) income	-	-	(7)	(19)	(26)	12
Included in surplus	(1)	-	(1)	67	65	23
Purchases, issuances and settlements	(2)	-	2	40	40	(11)
Transfers into Level 3	15	-	23	-	38	-
Transfers out of Level 3	(25)	(75)	-	-	(100)	-
Balance, December 31, 2019	$1	-	$20	$157	$178	$30
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(2)	-	-	88	86	44
Included in surplus	2	1	-	30	33	24
Purchases, issuances and settlements	(14)	-	(30)	(94)	(138)	(43)
Transfers into Level 3	39	1	10	-	50	-
Transfers out of Level 3	(14)	(2)	-	-	(16)	-
Balance, December 31, 2020	$12	-	$-	$181	$193	$55

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2020 and 2019, there were no transfers between Level 1 and Level 2 securities and transfers between Level 2 and Level 3 securities were less than one million.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2020 and 2019 may include changes in fair value that were attributable to both observable and unobservable inputs.

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2020.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Gross Basis Fair Value Measurements

The following table presents the Company’s derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total
December 31, 2020
Derivative assets at fair value	$8	$7,628	$181	$7,817
Derivative liabilities at fair value	9	7,015	55	7,079

December 31, 2019
Derivative assets at fair value	$6	$4,964	$157	$5,127
Derivative liabilities at fair value	5	4,694	30	4,729

10. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company’s reserves by major category:

	Years ended December 31,
(in millions)	2020	2019
Life insurance	$39,829	$38,744
Annuities (excluding supplementary contracts with life contingencies)	80,859	78,030
Supplementary contracts with life contingencies	560	531
Accidental death benefits	17	18
Disability - active lives	34	32
Disability - disabled lives	237	247
Excess of VM-21 reserves over basic reserves	1,504	-
Excess of AG 43 reserves over basic reserves	-	1,291
Deficiency reserves	1,477	1,660
Other miscellaneous reserve	1,077	1,032
Gross life and annuity reserves	125,594	121,585
Reinsurance ceded	(24,330)	(23,953)
Net life and annuity reserves	101,264	97,632
Accident and health reserves
Unearned premium reserves	9	10
Present value of amounts not yet due on claims	215	230
Additional contract reserves	544	543
Gross accident and health reserves	768	783
Reinsurance ceded	(12)	(17)
Net accident and health reserves	756	766
Aggregate policy reserves	$102,020	$98,398

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

A. Individual Annuities:

	December 31, 2020

(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$26,372	$1,962	$-	$28,334	26.16%
b. At book value less current surrender charge of 5% or more	10,368	-	-	10,368	9.57%
c. At fair value	-	47	30,098	30,145	27.83%
d. Total with market adjustment or at fair value	36,740	2,009	30,098	68,847	63.56%
e. At book value without adjustment (minimal or no charge or adjustment)	25,026	-	5	25,031	23.11%
(2) Not subject to discretionary withdrawal	14,362	16	61	14,439	13.33%
(3) Total (gross: direct + assumed)	$76,128	$2,025	$30,164	$108,317	100.00%
(4) Reinsurance ceded	264	-	-	264
(5) Total (net)* (3) - (4)	$75,864	$2,025	$30,164	$108,053
(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$1,430	$-	$-	$1,430
* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

B. Group Annuities:

	December 31, 2020

(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$194	$67	$-	$261	0.85%
b. At book value less current surrender charge of 5% or more	48	-	-	48	0.16%
c. At fair value	-	-	18,764	18,764	61.39%
d. Total with market adjustment or at fair value	242	67	18,764	19,073	62.40%
e. At book value without adjustment (minimal or no charge or adjustment)	2,818	-	-	2,818	9.22%
(2) Not subject to discretionary withdrawal	2,231	6,443	-	8,674	28.38%
(3) Total (gross: direct + assumed)	$5,291	$6,510	$18,764	$30,565	100.00%
(4)Reinsurance ceded	66	-	-	66
(5) Total (net)* (3) - (4)	$5,225	$6,510	$18,764	$30,499
(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$5	$-	$-	$5
* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

C. Deposit-Type Contracts (no life contingencies):

	December 31, 2020

(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$-	$-	$-	$-	-%
b. At book value less current surrender charge of 5% or more	-	-	-	-	-%
c. At fair value	-	-	-	-	-%
d. Total with market adjustment or at fair value	-	-	-	-	-%
e. At book value without adjustment (minimal or no charge or adjustment)	615	-	1	616	4.68%
(2) Not subject to discretionary withdrawal	12,436	-	107	12,543	95.32%
(3) Total (gross: direct + assumed)	$13,051	$-	$108	$13,159	100.00%
(4) Reinsurance ceded	17	-	-	17
(5) Total (net)* (3) - (4)	$13,034	$-	$108	$13,142
(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$-	$-	$-	$-
* Represents annuity reserves reported in separate accounts liabilities.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2020:

	December 31, 2020
	General Account			Separate Account - Nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term policies with cash value	$1	$416	$2,920	$-	$-	$-
(2) Universal life	6,058	5,939	6,737	-	-	-
(3) Universal life with secondary guarantees	1,758	1,466	6,832	-	-	-
(4) Indexed universal life	727	581	708	-	-	-
(5) Indexed universal life with secondary guarantees	985	640	1,112	-	-	-
(6) Indexed life	-	-	-	-	-	-
(7) Other permanent cash value life insurance	2,142	8,652	9,963	1,868	1,868	1,868
(8) Variable life	-	-	-	-	-	-
(9) Variable universal life	127	112	141	1,113	1,107	2,042
(10) Miscellaneous reserves	-	1	1	-	-	-
B Not subject to discretionary withdrawal or no cash values
(1) Term policies without cash value	XXX	XXX	$11,415	XXX	XXX	$-
(2) Accidental death benefits	XXX	XXX	17	XXX	XXX	-
(3) Disability - active lives	XXX	XXX	34	XXX	XXX	-
(4) Disability - disabled lives	XXX	XXX	237	XXX	XXX	-
(5) Miscellaneous reserves	XXX	XXX	2,398	XXX	XXX	-
C Total (gross: direct + assumed)	$11,798	$17,807	$42,515	$2,981	$2,975	$3,910
D Reinsurance ceded	6,370	9,392	23,983	-	-	-
E Total (net) (C) - (D)	$5,428	$8,415	$18,532	$2,981	$2,975	$3,910

11. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Certain other separate accounts relate to MVA fixed annuity contracts in which the assets are carried at amortized cost. These policies are required to be held in the Company’s separate account by certain states, including Texas.

Certain other separate accounts relate to flexible premium adjustable life insurance and terminal funding annuities in which the assets are carried at amortized cost. These contracts provide the greater of guaranteed interest returns defined in the policy or interest in excess of the guaranteed rate as defined by the Company.

The Company does not engage in securities lending transactions within the separate accounts.

In accordance with the products/transactions recorded within the separate account, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

During 2019, AGL established an insulated subaccount CRT-1 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the general account to the subaccount CRT-1 was $7 million during the fourth quarter of 2020 and $1 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2020 in the general account related to subaccount CRT-1. The insulated separate account maintained a reserve of $197 million at December 31, 2020 for this subaccount CRT-1.

During 2020, AGL established an insulated subaccount CRT-2 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-2 to the general account, was $18 million during the fourth quarter of 2020 and $4 million on a

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

cumulative basis. A reserve of $0 is maintained at December 31, 2020 in the general account related to subaccount CRT-2. The insulated separate account maintained a reserve of $539 million at December 31, 2020 for this subaccount CRT-2.

During 2020, AGL established an insulated subaccount CRT-3 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the general account to the subaccount CRT-3 was $0 during the fourth quarter of 2020 and $12 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2020 in the general account related to subaccount CRT-3. The insulated separate account maintained a reserve of $444 million at December 31, 2020 for this subaccount CRT-3.

The following table presents separate account assets by product or transaction:

	December 31, 2020		December 31, 2019
(in millions)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable annuities	$49,901	$-	$46,380	$-
Variable life	3,574	-	3,354	-
Bank-owned life insurance – hybrid	464	-	444	-
Deferred annuities with MVA features	452	-	491	-
Terminal funding	6,897	-	4,988	-
Stable value wrap	57	-	51	-
Annuities with MVA features	-	1,727	-	1,616
Fixed annuities excess interest adjustment features	-	23	-	206
Total	$61,345	$1,750	$55,708	$1,822

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2020 and 2019 is $6.2 billion and $5.5 billion, respectively.

There was no separate account business seed money at December 31, for both 2020 and 2019.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

(in millions)	Risk Charge paid by the Separate Account	Guarantees Paid by the General Account
2020	$450	$43
2019	383	35
2018	324	41
2017	292	40
2016	330	52

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the separate accounts:

(in millions)	Indexed	Non- indexed Guarantee less than or equal to 4%	Non- indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
December 31, 2020
Premiums, considerations or deposits	$287	$-	$15	$4,263	$4,565
Reserves for accounts with assets at:
Market value	$-	$-	$-	$52,439	$52,439
Amortized costs	1,542	6,988	404	-	8,934
Total reserves	$1,542	$6,988	$404	$52,439	$61,373
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$1,542	$5,360	$404	$-	$7,306
At market value	-	-	-	52,324	52,324
Subtotal	1,542	5,360	404	52,324	59,630
Not subject to discretionary withdrawal	-	1,628	-	114	1,742
Total reserves	$1,542	$6,988	$404	$52,438	$61,372
December 31, 2019
Premiums, considerations or deposits	$397	$-	$16	$3,693	$4,106
Reserves for accounts with assets at:
Market value	$-	$-	$-	$48,744	$48,744
Amortized costs	1,258	5,178	422	-	6,858
Total reserves	$1,258	$5,178	$422	$48,744	$55,602
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$1,258	$3,567	$422	$-	$5,247
At market value	-	-	-	48,639	48,639
Subtotal	1,258	3,567	422	48,639	53,886
Not subject to discretionary withdrawal	-	1,611	-	105	1,716
Total reserves	$1,258	$5,178	$422	$48,744	$55,602
December 31, 2018
Premiums, considerations or deposits	$241	$-	$43	$3,090	$3,374
Reserves for accounts with assets at:
Market value	$-	$-	$-	$42,885	$42,885
Amortized costs	958	3,769	415	-	5,142
Total reserves	$958	$3,769	$415	$42,885	$48,027
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$958	$2,199	$415	$-	$3,572
At market value	-	-	-	42,802	42,802
Subtotal	958	2,199	415	42,802	46,374
Not subject to discretionary withdrawal	-	1,570	-	83	1,653
Total reserves	$958	$3,769	$415	$42,885	$48,027

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years ended December 31,
(in millions)	2020	2019	2018
Transfers to separate accounts	$4,553	$4,106	$3,373
Transfers from separate accounts	(4,280)	(4,298)	(4,147)
Net transfers to (from) separate accounts	273	(192)	(774)
Reconciling adjustments:
Deposit-type contracts	-	-	-
Total reconciling adjustments	-	-	-
Transfers as reported in the Statutory Statements of Operations	$273	$(192)	$(774)

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

12. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (GMWB) and, to a lesser extent, guaranteed minimum accumulation benefits (GMAB), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

Reserves for GMDB, GMIB and GMWB were included in the VACARVM reserves. Total reserves in excess of basic reserves were $1.5 billion at December 31, 2020 and 2019. The Company chose to record reserves in excess of VM-21 minimum reserves in December 31, 2020 and AG 43 in 2019, such that the reserves in both periods equal the C3 Phase II Total Asset Requirement level.

GMDB and GMIB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is the Company’s most widely offered benefit; variable annuity contracts may also include GMIB to a lesser extent, which is no longer offered.

The net amount at risk, which represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts related to GMDB, was $0.8 billion and $0.9 billion at December 31, 2020 and 2019, respectively.

GMWB

Certain of the Company’s variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk related to these guarantees was $995 million and $281 million at December 31, 2020 and 2019, respectively. The Company uses derivative instruments and other financial instruments to mitigate a portion of the exposure that arises from GMWB.

13. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented less than 1.0 percent of gross insurance in-force at December 31, 2020, 2019 and 2018. Policyholder dividends for the years ended December 31, 2020, 2019 and 2018 were $5 million, $4 million, and $(13) million, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

14. PREMIUM AND ANNUITY CONSIDERATION DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

	December 31, 2020		December 31, 2019
(in millions)	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$19	$19	$(18)	$(18)
Ordinary renewal	(360)	212	(336)	170
Group life	1	1	1	1
Total	$(340)	$232	$(353)	$153

15. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations from its beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.

Effective December 31, 2019, the Company entered into an excess of loss reinsurance agreement providing coverage for aggregate claims incurred during the agreement term associated with guaranteed minimum withdrawal benefits on certain fixed index annuities generally issued prior to April 2019 (“Block 1”) exceeding an attachment point defined in the treaty. Effective October 1, 2020, the Company entered into an additional excess of loss reinsurance agreement covering certain fixed indexed annuities with guaranteed living benefits issued in April 2019 or later, including certain new business issued after the effective date (“Block 2”). The Company did not recognize any reserve credits associated with these treaties, but did recognize an asset related to a permitted practice, associated with the notional value of coverage defined in the treaties. Please see Note 2 for further details regarding the permitted practice.

Reinsurance premiums assumed in 2020, 2019 and 2018 were $1.0 billion, $238 million and $26 million, respectively. Reinsurance premiums ceded in 2020, 2019 and 2018 were $3.3 billion, $2.9 billion and $25.2 billion, respectively. Additionally, reserves on reinsurance assumed were $2.6 billion at December 31, 2020 and $1.6 billion at both December 31, 2019 and 2018. The reserve credit taken on reinsurance ceded was $24.4 billion, $24.0 billion and $23.3 billion at December 31, 2020, 2019 and 2018, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2020 and 2019, the Company’s reinsurance recoverables were $364 million and $366 million, respectively.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total revenue collected under the reinsured policies.

The NAIC Model Regulation “Valuation of Life Insurance Policies” (Regulation XXX) requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees (ULSGs). In addition, NAIC Actuarial Guideline 38 (Guideline AXXX) clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs. Prior to 2016, the Company managed the capital impact of statutory reserve requirements under Regulation XXX and Guideline AXXX through intercompany reinsurance transactions. Regulation XXX and Guideline AXXX reserves related to new and in-force business (term and universal life) were ceded to the Parent under a coinsurance/modified coinsurance agreement effective January 1, 2011 (the AGC Life Co/ModCo Agreement), prior to the recapture of in-force business effective December 31, 2016. New business is still ceded under this treaty. Concurrent with the recapture of this in-force business, the reserves were ceded to an unaffiliated reinsurer via amendment to a treaty effective July 1, 2016.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

In 2020, the AGC Life Co/ModCo Agreement increased the Company’s pre-tax earnings by $337 million, while in 2019, the AGC Life Co/ModCo Agreement increased pre-tax earnings by $520 million. In 2018, the AGC Life Co/ModCo Agreement increased pre-tax earnings by $382 million.

In February 2018, the Company and its U.S. life insurance company affiliates, Variable Annuity Life Insurance Company and The United States Life Insurance Company in the City of New York, each executed their respective Modified Coinsurance (ModCo) Agreements (The Agreements) with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), at the time a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. The Agreements were effective as of January 1, 2017 in respect of certain closed blocks of business (including structured settlements and single premium immediate annuities). Fortitude Group Holdings, LLC (Fortitude Holdings) was formed by AIG to act as a holding company for FRL.

The initial consideration represented the book value of ModCo Assets held by the Company on behalf of FRL and was equal to the ModCo Reserves ceded at the effective date. While there was no net impact from the initial accounting as of the effective date, there was a significant offsetting impact on certain individual line items in the Summary of Operations.

Total returns on the ModCo Assets subsequent to the effective date inure to the benefit of FRL and are reported with the ModCo reserve adjustments. The Company did not receive a ceding commission at contract inception.

The Company completed its initial settlement with FRL in June 2018 and settles all payable or receivable balances quarterly. The fourth quarter settlement of $145 million was paid in March 2021.

On November 13, 2018, AIG completed the sale of a 19.9 percent ownership interest in Fortitude Holdings to TC Group Cayman Investment Holdings, L.P. (TCG), an affiliate of The Carlyle Group L.P. Subsequent to this sale, Fortitude Holdings owns 100 percent of the outstanding common shares of FRL and AIG has an 80.1 percent ownership interest in Fortitude Holdings.

On November 25, 2019, AIG entered into a membership interest purchase agreement with Fortitude Holdings, The Carlyle Group L.P. (Carlyle), Carlyle FRL, L.P., an investment fund advised by an affiliate of Carlyle (Carlyle FRL), T&D United Capital Co., Ltd. (T&D) and T&D Holdings, Inc., pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, Carlyle FRL will purchase from AIG a 51.6 percent ownership interest in Fortitude Holdings and T&D will purchase from AIG a 25 percent ownership interest in Fortitude Holdings. Upon closing of the Fortitude Sale, AIG will have a 3.5 percent ownership interest in Fortitude Holdings. Additional information about this transaction is set forth in AIG’s Parent 10-K for year ending December 31, 2019.

On June 2, 2020, AIG Parent completed the sale of a majority of the interests in Fortitude Group Holdings, LLC (Fortitude Holdings) to Carlyle FRL, L.P. (Carlyle FRL), an investment fund advised by an affiliate of The Carlyle Group Inc. (Carlyle), and T&D United Capital Co., Ltd. (T&D), a subsidiary of T&D Holdings, Inc., under the terms of a membership interest purchase agreement entered into on November 25, 2019 by and among AIG Parent, Fortitude Holdings, Carlyle FRL, Carlyle, T&D and T&D Holdings, Inc. (the Majority Interest Fortitude Sale). AIG Parent established Fortitude Reinsurance Company Ltd. (Fortitude Re), a wholly owned subsidiary of Fortitude Holdings, in 2018 in a series of reinsurance transactions related to AIG Parent’s Legacy Portfolio. As of December 31, 2020, approximately $30.5 billion of reserves from AIG’s Parent’s Legacy Life and Retirement Run-Off Lines and approximately $4.1 billion of reserves from AIG’ Parent’s Legacy General Insurance Run-Off Lines, related to business written by multiple wholly-owned AIG subsidiaries, had been ceded to Fortitude Re under these reinsurance transactions. As of closing of the Majority Interest Fortitude Sale, these reinsurance transactions are no longer considered affiliated transactions and Fortitude Re is the reinsurer of the majority of AIG Parent’s Legacy Portfolio. As these reinsurance transactions are structured as modified coinsurance and loss portfolio transfers with funds withheld, following the closing of the Majority Interest Fortitude Sale, AIG Parent continues to reflect the invested assets, which consist mostly of available for sale securities, supporting Fortitude Re’s obligations, in AIG’ Parent’s financial statements.

Following closing, AIG contributed $700 million of the proceeds of the Majority Interest Fortitude Sale to certain of its General Insurance subsidiaries and $135 million of the proceeds of the Majority Interest Fortitude Sale to The United States Life Insurance Company in the City of New York. AIG retained $615 million of the proceeds it had previously

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

expected to contribute to certain of its Life and Retirement subsidiaries; as a result of the lower contribution, AIG received reduced dividend distributions from its Life and Retirement subsidiaries in 2020 compared to its original plan.

Effective as of July 1, 2020, the Company executed a First Amendment to the Amended and Restated Modified Coinsurance Agreement (the “Amended ModCo”) with Fortitude Reinsurance Company, Ltd. (“Fortitude”) pursuant to which certain business ceded under the Amended ModCo was recaptured by AGL from Fortitude and certain additional business was ceded by the Company to Fortitude.

The table below presents the impact of the execution of the ModCo Agreement in February 2018 with an effective date of January 1, 2017, by line item in the Company’s statements of assets, liabilities, surplus and other funds and on the summary of operations:

				Balance as of December 31, 2020
Statutory Statements of Assets, Liabilities and Capital and
Funds withheld				$145

Increase (Decrease) (in millions)	Initial Accounting	As of the Years Ended December 31, 2019, 2018 and 2017	Total Reported at December 31, 2019	As of and Year Ended December 31, 2020
Statutory Statement of Operations
Premiums and annuity considerations	$(22,152)	$(882)	$(23,035)	$(574)
Commissions and expense allowances	-	162	162	63
Reserve adjustments on reinsurance ceded	22,152	(5,027)	17,126	(1,644)
Total revenues	-	(5,747)	(5,747)	(2,155)
Death benefits	-	(770)	(770)	(259)
Annuity benefits	-	(3,077)	(3,077)	(991)
Surrender benefits	-	(388)	(388)	(123)
Other benefits	-	(781)	(781)	(208)
Other expenses	-	(1)	(1)	-
Total benefits and expenses	-	(5,017)	(5,017)	(1,581)
Net gain from operations before dividends to policyholders and federal income taxes	-	(730)	(730)	(574)
Dividends to policyholders	-	(38)	(38)	(10)
Net gain from operations after dividends to policyholders and before federal income	$-	$(692)	$(692)	$(564)

During 2020, the Company did not commute any treaties with non-affiliated reinsurers. In 2019 and 2018, the Company commuted reinsurance treaties with non-affiliated reinsurers, which resulted in increases in the Company’s pre-tax earnings of less than a million dollars.

The Company has an annuity Co/ModCo agreement with an affiliate, AIG Life of Bermuda, Ltd. (AIGB), in which AIGB reinsures certain deferred annuity contracts issued between 2003 and 2007. The agreement is such that the Company retains and controls assets held in relation to the related reserve. As of December 31, 2020 and 2019, the assets and liabilities resulting from the agreement and recorded in the accompanying financial statements were $6.0 billion and $6.5 billion, respectively. In 2020, 2019 and 2018, the Agreement decreased the Company’s pre-tax earnings by $1 million.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

16. FEDERAL INCOME TAXES

Recent U.S. Tax Law Changes

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act (“the Tax Act”). The Tax Act reduced the statutory rate of U.S. federal corporate income tax to 21 percent and enacted numerous other changes impacting the Company.

The Tax Act includes provisions for Global Intangible Low-Taxed Income (“GILTI”), under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of foreign corporations and for Base Erosion and Anti-Abuse Tax (“BEAT”), under which taxes are imposed on certain base eroding payments to affiliated foreign companies. While the U.S. tax authorities issued formal guidance, including recently issued proposed and final regulations for BEAT and other provisions of the Tax Act, there are still certain aspects of the Tax Act that remain unclear and subject to substantial uncertainties. Additional guidance is expected in future periods. Such guidance may result in changes to the interpretations and assumptions the Company made and actions the Company may take, which may impact amounts recorded with respect to international provisions of the Tax Act, possibly materially. Consistent with accounting guidance, the Company treats BEAT as a period tax charge in the period the tax is incurred and has made an accounting policy election to treat GILTI taxes in a similar manner. No provision for income tax related to GILTI or BEAT was recorded as of December 31, 2020.

On March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act to mitigate the economic impacts of the COVID-19 crisis. The tax provisions of the CARES Act have not had and are currently not expected to have a material impact on the Company’s U.S. federal tax liabilities.

The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2020			December 31, 2019			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$2,694	$1,968	$4,662	$2,353	$1,540	$3,893	$341	$428	$769
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross DTA	2,694	1,968	4,662	2,353	1,540	3,893	341	428	769
DTA non-admitted	1,505	1,968	3,473	1,348	1,540	2,888	157	428	585
Net admitted DTA	1,189	-	1,189	1,005	-	1,005	184	-	184
DTL	430	-	430	387	-	387	43	-	43
Total	$759	$-	$759	$618	$-	$618	$141	$-	$141

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

	December 31, 2020			December 31, 2019			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission calculation components
SSAP 101
Federal income taxes paid in prior years recoverable through loss carry backs	$-	$-	$-	$-	$-	$-	$-	$-	$-
Adjusted gross DTA expected to be realized (excluding amount of DTA from above) after application of the threshold limitation	759	-	759	618	-	618	141	-	141
1. Adjusted gross DTA expected to be realized following the reporting date	759	-	759	618	-	618	141	-	141
2. Adjusted gross DTA allowed per limitation threshold	-	-	1,329	-	-	1,145	-	-	184
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	430	-	430	387	-	387	43	-	43
DTA admitted as the result of application of SSAP 101	$1,189	$-	$1,189	$1,005	$-	$1,005	$184	$-	$184

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

	Years ended December 31,
($ in millions)	2020	2019
Ratio percentage used to determine recovery period and threshold limitation amount	777%	724%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount	$8,857	$7,636

The Company has no tax planning strategies used in the determination of adjusted gross DTA’s or net admitted DTA’s.

The Company’s planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2020	2019	2018
Current income tax expense
Federal	$961	$760	$513
Foreign	-	-	-
Subtotal	961	760	513
Federal income tax on net capital gains (losses)	316	81	(88)
Federal income tax incurred	$1,277	$841	$425

	Years Ended December 31,
(in millions)	2020	2019	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$1,255	$1,068	$187
Investments	14	27	(13)
Deferred acquisition costs	817	658	159
Fixed assets	407	377	30
Compensation and benefits accrual	42	48	(6)
Tax credit carryforward	123	141	(18)
Other (including items less than 5% of total ordinary tax assets)	36	34	2
Subtotal	2,694	2,353	341
Non-admitted	1,505	1,348	157
Admitted ordinary deferred tax assets	1,189	1,005	184
Capital:
Investments	1,968	1,540	428
Subtotal	1,968	1,540	428
Non-admitted	1,968	1,540	428
Admitted capital deferred tax assets	-	-	-
Admitted deferred tax assets	1,189	1,005	184
Deferred tax liabilities:
Ordinary:
Deferred and uncollected premium	104	92	12
Policyholder reserves	250	231	19
General expense	76	64	12
Subtotal	430	387	43
Capital:
Other (including items less than 5% of total capital tax liabilities)	-	-	-
Subtotal	-	-	-
Deferred tax liabilities	430	387	43
Net deferred tax assets	$759	$618	$141

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

	Years Ended December 31,
(in millions)	2020	2019	Change
Total adjusted deferred tax assets	$4,662	$3,893	$769
Total deferred tax liabilities	430	387	43
Net adjusted deferred tax assets	$4,232	$3,506	726
Tax effect of unrealized gains (losses)			124
Change in net deferred income tax			$850

The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2020		December 31, 2019		December 31, 2018
(in millions)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Income tax expense at applicable rate	$262	21.0%	$196	21.0%	$208	21.0%
Change in valuation adjustment	-	-	(220)	(23.6)	220	22.2
Amortization of interest maintenance reserve	111	8.9	71	7.6	(30)	(3.0)
Prior year return true-ups and adjustments	7	0.5	(60)	(6.4)	7	0.7
Surplus adjustments	62	5.1	(44)	(4.6)	8	0.8
Dividends received deduction	(20)	(1.6)	(29)	(3.1)	(20)	(2.1)
Other permanent adjustments	3	0.2	12	1.2	1	0.1
Disregarded entities	7	0.6	10	1.1	20	2.1
Change in non-admitted assets	(13)	(1.0)	4	0.4	(13)	(1.3)
LTIP Shortfall Deduction	7	0.6	-	-	-	-
Statutory income tax expense (benefit)	$426	34.3%	$(60)	(6.4)%	$401	40.5%

Federal income taxes incurred	$1,277	102.5%	$841	90.2%	$425	42.9%
Change in net deferred income taxes	(851)	(68.2)	(901)	(96.6)	(24)	(2.4)
Statutory income tax expense (benefit)	$426	34.3%	$(60)	(6.4)%	$401	40.5%

At December 31, 2020, the Company had the following foreign tax credits carryforwards:

(in millions)
Year Expires	Amount
2021	$8
2022	7
2023	1
2024	1
2025	-
Total	$17

At December 31, 2020, the Company had no operating loss carryforwards or capital loss carryforwards.

At December 31, 2020, the Company had an alternative minimum tax credit of $1 million.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2020, the Company had the following general business credit carryforwards:

(in millions)
Year Expires	Amount
2025	$3
2026	6
2027	10
2028	13
2029	19
2030	38
2031	7
2032	8
Total	$104

At December 31, 2020, the Company had charitable contribution carryforwards less than a million dollars, which expire in 2021.

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions)
December 31,	Capital
2018	$15
2019	183
2020	430
Total	$628

In general, realization of DTAs depends on a company’s ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $4.7 billion and concluded that no valuation allowance was required at December 31, 2020. Similarly, the Company concluded that no valuation allowance was required on the DTAs of $3.9 billion at December 31, 2019.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

	Years Ended December 31,
(in millions)	2020	2019
Gross unrecognized tax benefits at beginning of year	$17	$17
Increases in tax position for prior years	-	-
Decreases in tax position for prior years	-	-
Gross unrecognized tax benefits at end of year	$17	$17

As of December 31, 2020 and 2019, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $17 million and $17 million respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2020 and 2019, the Company had accrued liabilities of $7.2 million and $6.5 million, respectively, for the payment of interest (net of the federal benefit) and penalties. In 2020, 2019 and 2018, the Company recognized expense of less than $1 million interest (net of the federal benefit) and penalties.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2020, such proposed adjustments would not have resulted in a material change to the Company’s financial condition, although it is possible that the effect could be material to the Company’s results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months,

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under Internal Revenue Service (IRS) examinations for the taxable years 2007 - 2013. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company’s taxable years 2007 - 2020 remain subject to examination by major tax jurisdictions.

The Company is not subject to the repatriation transition tax for the year ended December 31, 2020.

Alternative Minimum Tax Credit

(in thousands)	2020
(1) Gross AMT Credit Recognized as:
a. Current year recoverable	$2
b. Deferred tax asset (DTA)	1

(2) Beginning balance of AMT credit carryforward	$3
(3) Amounts recovered	2
(4) Adjustments	-
(5) Ending Balance of AMT credit carryforward (5=2-3-4)	1
(6) Reduction for sequestration	-
(7) Nonadmitted by reporting entity	1
(8) Reporting entity ending balance (8=5-6-7)	$-

The Company joins in the filing of a consolidated federal income tax return with AIG Parent.

The Company has a written agreement with AIG Parent under which each subsidiary agrees to pay AIG Parent an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary’s separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary’s separate return tax liability over the allocated consolidated tax liability. AIG Parent agrees to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

The following table lists those companies that form part of the 2020 AIG consolidated federal tax return:

Company	Company	Company	Company	Company
A.I. Credit Corp.	AGC Life Insurance Company	AGL Loan Investments Corporation	AGLIC Investments Bermuda Limited	AH SLP 1094 San Lucas, LLC
AH SubGP 1000 Woodwind Lakes, LLC	AH SubGP 1007 Highland Meadow, LLC	AH SubGP 1020 Collingham, LLC	AH SubGP 1045 Montgomery, LLC	AH SubGP 1098 Green Pines, LLC

AH SubGP 1158 Flat Iron, LLC	AH SubGP 1170 Palms at Vero Beach, LLC	AH SubGP 1212 Painted Desert, LLC	AH SubGP 1248 North Vista, LLC	AH SubGP 1263 West Virginia, LLC

AH SubGP 1384 Woodglen, LLC	AH SubGP 1433 Magnolia, LLC	AH SubGP 1450 Timber, LLC	AH SubGP 1470 Palmetto, LLC	AH SubGP 1480 Eastmont Senior, LLC

AH SubGP 1535 Hunter’s Run, LLC	AH SubGP 1548 Walnut, LLC	AH SubGP 1551 Spanish Creek, LLC	AH SubGP 1597 Broadmoor, LLC	AH SubGP 1600 Rainer, LLC

AH SubGP 1631 Broadway, LLC	AH SubGP 1694 Sonoma, LLC	AH SubGP 245 Garland, LLC	AH SubGP 479 Sunrise, LLC	AH SubGP 516 Merrilltown, LLC

AH SubGP 641 McKinney Apartments, LLC	AH SubGP 665 Salinas Bay, LLC	AH SubGP 693 Parkland Pointe, LLC	AH SubGP 716 Villas of Mission Bend, LLC	AH SubGP 759 Parker Commons, LLC

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company	Company	Company	Company
AH SubGP 785 Mayfield, LLC	AH SubGP 787 North Knoll, LLC	AH SubGP 835 Whispering, LLC	AH SubGP 842 Huebner, LLC	AH SubGP 911 Mainland, LLC

AH SubGP 929 Collinwood, LLC	AH SubGP 936 Emmaus, LLC	AH SubGP 997 Maxey, LLC	AH SubGP Crestview Duplexes, LLC	AH SubGP GAG Gandolf, LLC

AH SubGP MDL, LLC	AIG Aerospace Adjustment Services, Inc.	AIG Aerospace Insurance Services, Inc.	AIG Asset Management (U.S.), LLC	AIG Asset Management EU CLO, LLC

AIG Assurance Company	AIG BG Holdings LLC	AIG Capital Corporation	AIG Capital Services, Inc.	AIG Claims, Inc.

AIG Commercial Equipment Finance, Inc.	AIG Consumer Finance Group, Inc.	AIG Credit (Europe) Corporation	AIG Credit Corp.	AIG Direct Insurance Services, Inc.

AIG Employee Services, Inc.	AIG FCOE, Inc.	AIG Federal Savings Bank	AIG Financial Products Corp.	AIG Fund Services, Inc.

AIG G5, Inc.	AIG Global Asset Management Holdings Corp.	AIG Global Capital Markets Securities, LLC	AIG Global Real Estate Investment Corp.	AIG Insurance Management Services, Inc.

AIG International Inc.	AIG Kirkwood, Inc.	AIG Korean Real Estate Development YH	AIG Life Holdings, Inc.	AIG Life of Bermuda, Ltd.

AIG Markets, Inc.	AIG Matched Funding Corp.	AIG Mortgage Capital, LLC	AIG North America, Inc.	AIG Partnership Holdings Corp.

AIG PC Global Services Inc.	AIG Procurement Services, Inc.	AIG Property Casualty Company	AIG Property Casualty U.S., Inc.	AIG Property Casualty, Inc.

AIG Realty, Inc.	AIG Securities Lending Corp.	AIG Shared Services	AIG Shared Services Corporation	AIG Specialty Insurance Company

AIG Spring Ridge I, Inc.	AIG Technologies, Inc.	AIG Technologies, Inc. (U.K. branch)	AIG Travel, Inc.	AIG Warranty Services of Florida, Inc.

AIG Warranty Services, Inc.	AIG WarrantyGuard, Inc.	AIG.COM, Inc.	AIG-FP Capital Preservation Corp.	AIG-FP Matched Funding Corp.

AIG-FP Pinestead Holdings Corp.	AIGGRE Dakota Springs Investor LLC	AIGGRE DC Ballpark Investor, LLC	AIGGRE Europe Real Estate Fund I	AIGGRE Livermore Longfellow Investor LLC

AIGGRE Market Street II LLC	AIGGRE North Getty Investor LLC	AIGGRE U.S. Real Estate Fund I	AIGGRE U.S. Real Estate Fund II	AIGGRE U.S. Real Estate Fund II GP, LLC

AIGGRE U.S. Real Estate Fund III	AIGGRE VISTA, LLC	AIGT Inc. Hong Kong Branch	AIU Insurance Company	Akita, Inc.

Alabaster Capital LLC	AlphaCat Capital Inc.	AM Holdings LLC	American Athletic Club, Inc.	American General Annuity Service Corporation

American General Assignment	American General Assignment Corporation	American General Insurance Agency, Inc.	American General Life Insurance Company	American General Life Services Company, LLC

American General Realty	American Home Assurance Company	American International Facilities Management	American International Group, Inc.	American International Realty Corporation

American International Reinsurance	Applewood Funding Corp.	Arthur J. Glatfelter Agency, Inc.	Barnegat Funding Corp.	Blackboard Customer Care Insurance Services

Blackboard Insurance Company	Blackboard Services, LLC	Blackboard Specialty Insurance Company	Blackboard U.S. Holdings, Inc.	CAP Investor 1, LLC

CAP Investor 2, LLC	CAP Investor 4, LLC	CAP Investor 5, LLC	CAP Investor 8, LLC	CAP Investor 10, LLC

CAP Investor 14, LLC	Charleston Bay SAHP Corp.	Commerce and Industry Insurance Company	Connective Mortgage Advisory Company	Crop Risk Services, Inc.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company	Company	Company	Company

Crossings SAHP Corp.	Design Professionals Association	DIL/SAHP Corp.	DSA P&C Solutions, Inc.	Eaglestone Reinsurance Company
Eastgreen, Inc.	First Principles Capital Management, LLC	Forest SAHP Corp.	Fortitude Group Holdings, LLC	Fortitude Group Services, Inc.
Fortitude Life & Annuity Solutions, Inc.	Fortitude Re Investments, LLC	Fortitude Reinsurance Company, Ltd.	Foundry Insurance Agency, Inc.	GIG of Missouri, Inc.
GIG Reinsurance Company, Ltd.	Glatfelter Claims Management, Inc.	Glatfelter Properties, LLC	Glatfelter Underwriting Services, Inc.	Grand Savannah SAHP Corp.
Granite State Insurance Company	Health Direct, Inc.	Illinois National Insurance Co.	Integrated Manufacturing Companies, Inc.	Knickerbocker Corporation

LBMA Equipment Services, Inc.	Lexington Insurance Company	Lexington Specialty Insurance Agency, Inc.	Livetravel, Inc.	LSTREET I, LLC
LSTREET II, LLC	MG Reinsurance Limited	MIP Mezzanine, LLC	MIP PE Holdings, LLC	Morefar Marketing, Inc.
Mt. Mansfield Company, Inc.	National Union Fire Insurance	National Union Fire Insurance Company	New Hampshire Insurance Company	PCG 2019 Corporate Member Limited
Pearce & Pearce, Inc.	Pine Street Real Estate Holdings Corp.	Prairie SAHP Corp.	Raptor Funding Corp.	Rialto Melbourne Investor LLC
Risk Specialists Companies	SA Affordable Housing, LLC	SA Investment Group, Inc.	SA SubGP 1000 Woodwind Lakes, LLC	SAAHP GP Corp.
SAFG Retirement Services, Inc.	SAHP GA III - SC LLC	SAI Deferred Compensation Holdings, Inc.	Sandstone (2016) Ltd.	SCSP Corp.

Service Net Solutions of Florida, LLC	Service Net Warranty, LLC	SLP Housing GPDNAC, LLC	SNW Insurance Agency, LLC	Spruce Peak Realty, LLC
Stowe Mountain Holdings, Inc.	Stratford Insurance Company	SubGen NT, Inc.	SunAmerica Affordable Housing Partners, Inc.	SunAmerica Asset Management, LLC
SunAmerica Fund Assets 104, LLC	SunAmerica Fund Assets 110, LLC	SunAmerica Fund Assets 112, LLC	SunAmerica Fund Assets 119, LLC	SunAmerica Fund Assets 150, LLC
SunAmerica Fund Assets 163, LLC	SunAmerica Fund Assets, LLC	SunAmerica Life Reinsurance Company	SunAmerica Retirement Markets, Inc.	Susquehanna Agents Alliance, LLC

The Glatfelter Agency, Inc.	The Insurance Company of the State of Pennsylvania	The United States Life Insurance Company of the City of New York	The Variable Annuity Life Insurance Company	Travel Guard Group, Inc.
Tudor Insurance Company	U G Corporation	VALIC Financial Advisors, Inc.	VALIC Retirement Services Company	Validus America, Inc.
Validus Re Americas (New Jersey), Inc.	Validus Reaseguros, Inc.	Validus Services, Inc.	Validus Specialty Underwriting Services, Inc.	Validus Specialty, LLC

Volunteer Firemen’s Insurance Services, Inc.	Webatuck Corp.	Westco Claims Management Services, Inc.	Westco Insurance Managers, Inc.	Western World Insurance Company
Western World Insurance Group, Inc.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

17. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer’s statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer’s RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer’s size, but also on the risk profile of the insurer’s operations. At December 31, 2020, the Company exceeded RBC requirements that would require any regulatory action.

Dividends that the Company may pay to the Parent in any year without prior approval of the TDI are limited by statute. The maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which the Company can pay without the Company obtaining the prior approval of the TDI is limited to the greater of: (1) 10 percent of the Company’s statutory surplus as regards to policyholders at the preceding December 31; or (2) the preceding year’s statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company’s unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2021 without prior approval of the TDI is $751 million. Dividend payments in excess of positive retained earnings are classified and reported as a return of capital.

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2020, 2019 and 2018:

Date	Type	Cash or Non-cash	Amount (in millions)
2019
March 28, 2019	Extraordinary	Cash	$330
June 26, 2019	Extraordinary	Cash	330
September 25, 2019	Ordinary	Cash	230
2018
March 27, 2018	Extraordinary	Cash	$337
June 26, 2018	Extraordinary	Cash	680
September 24, 2018	Extraordinary	Cash	680

The Company’s cumulative preferred stock has an $80 dividend rate and is redeemable at $1,000 per share. The holder of this stock, the Parent, is entitled to one vote per share. The company paid no dividends to its parent in 2020.

18. RETIREMENT PLANS AND SHARE-BASED AND DEFERRED COMPENSATION PLANS

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement Plan

The Company’s employees participate in various AIG Parent-sponsored defined benefit pension and postretirement plans. AIG Parent, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from AIG Parent’s allocation of the Company’s share of expenses from the plans based on participants’ earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

Effective January 1, 2016, the U.S. defined benefit pension plans were frozen. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG Parent and its subsidiaries.

The following table presents information about employee-related costs (expense credits) allocated to the Company:

	Years ended December 31,
(in millions)	2020	2019	2018
Defined benefit plans	$(10)	$(2)	$(12)
Postretirement medical and life insurance plans	1	1	1
Total	$(9)	$(1)	$(11)

Defined Contribution Plan

AIG Parent sponsors a 401(k) plan which provides for pre-tax salary reduction contributions by its U.S. employees. The Company made matching contributions of 100 percent of the first six percent of participant contributions, subject to IRS-imposed limitations.

Effective January 1, 2016, AIG Parent provides participants in the plan an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant’s annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company’s pre-tax expense associated with this plan was $27 million, $28 million and $27 million in 2020, 2019 and 2018, respectively.

Share-based and Deferred Compensation Plans

AIG sponsors Long Term Incentive Plans (“LTIP”) that provide for annual awards to certain employees, including senior executive officers and other highly compensated employees that may be a combination of one or more of the following units: performance share units (“PSUs”), restricted stock units (“RSUs”), or stock options.

The number of PSUs issued on the grant date (the target) provides the opportunity for the LTIP participant to receive shares of AIG Common Stock based on AIG achieving specified performance goals at the end of a three-year performance period. These performance goals are pre-established by AIG’s Compensation and Management Resources Committee for each annual grant and may differ from year to year. The actual number of PSUs earned can vary from zero to 200 percent of the target for the 2020, 2019 and 2018 awards, depending on AIG’s performance relative to a specified peer group and/or the outcome of pre-established financial goals, as applicable. RSUs and stock options are earned based on continued service by the participant.

Vesting occurs on January 1 of the year immediately following the end of the three-year performance period. For awards granted prior to 2017, vesting occurs in three equal installments beginning on January 1 of the year immediately following the end of a performance period and January 1 of each of the next two years. Recipients must be employed at each vesting date to be entitled to share delivery, except upon the occurrence of an accelerated vesting event, such as an involuntary termination without cause, disability, retirement eligibility or death during the vesting period.

LTI awards accrue dividend equivalent units (“DEUs”) in the form of additional PSUs and/or RSUs whenever a cash dividend is declared on shares of AIG Common Stock; the DEUs are subject to the same vesting terms and conditions as the underlying unit.

The Company receives an allocation from AIG for these expenses. The Company recognized compensation expenses of $22 million, $27 million and $28 million as of December 31, 2020, 2019 and 2018, respectively, based on the value of AIG’s common stock on the date of grant of which all was recharged to related parties.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Modification of LTI Awards

During the third quarter of 2019, the Company added a modifier to the 2019 performance share units awarded to certain senior executives to cap payout at 100 percent of target if our total shareholder return for the three-year performance period is below peer median. The Company did not recognize any incremental compensation expense as a result of this modification. During the third quarter of 2020, the Company reduced the performance goals from three to two metrics for the 2018 LTI and 2019 LTI awards for certain PSU recipients.

19. DEBT

The Company is a member of the Federal Home Loan Bank (FHLB) of Dallas. The Company’s interest in the stock of FHLB of San Francisco was redeemed on March 24, 2016.

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company’s ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company’s obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company’s liability under advances borrowed. The Company’s net borrowing capacity as of December 31, 2020 is $1.4 billion.

The following table presents the aggregate carrying value of stock held with the FHLB of Dallas and the classification of the stock:

	December 31,
(in millions)	2020	2019
Membership stock - Class B	$7	$7
Activity stock	129	129
Excess stock	2	6
Total	$138	$142

Actual or estimated borrowing capacity as determined by the insurer	$4,560	$5,296

The Company did not hold any Class A at December 31, 2020 or 2019.

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2020		December 31, 2019
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Amount pledged	$3,570	$3,810	$3,697	$3,812

Maximum amount pledged during reporting period	4,398	4,609	3,908	3,928

The Company’s borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2020	2019
Amount outstanding	$3,148	$3,148

Maximum amount borrowed during reporting period	$3,148	$3,148

While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company’s intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2020 or 2019.

The following table reflects the principal amounts of the funding agreements issued to the FHLB:

(in millions)
Funding Agreements	Date Issued	Amounts
10-year floating rate	February 15, 2018	$1,148
10-year floating rate	February 15, 2018	1,277
10-year floating rate	February 15, 2018	175
10-year floating rate	February 6, 2018	87
10-year floating rate	January 25, 2018	31
10-year floating rate	January 13, 2017	57
10-year floating rate	February 1, 2017	67
7-year floating rate	May 24, 2017	52
10-year floating rate	June 15, 2016	254

20. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $2.9 billion and $3.1 billion at December 31, 2020 and 2019, respectively. The commitments to invest in limited partnerships and other funds may be called at the discretion of each fund, as needed and subject to the provisions of such fund’s governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2020, $1.2 billion are currently expected to expire in 2021, and the remainder by 2023 based on the expected life cycle of the related funds and the Company’s historical funding trends for such commitments.

At December 31, 2020 and 2019, the Company had $1.8 billion and $1.8 billion, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of the total current commitments, $472 million are expected to expire in 2021 and the remainder by 2050, based on the expected life cycle of the related loans and the Company’s historical funding trends for such commitments.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates over the next several years. At December 31, 2020, the future minimum lease payments under the operating leases are as follows:

(in millions)
2021	$17
2022	16
2023	13
2024	7
2025	6
Remaining years after 2025	6
Total	$65

Rent expense was $19 million, $18 million and $17 million in 2020, 2019 and 2018, respectively.

Contingencies

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company accrued $41 million and $41 million for these guarantee fund assessments at December 31, 2020 and 2019, respectively. The Company has recorded receivables of $31 million and $33 million at December 31, 2020 and 2019, respectively, for expected recoveries against the payment of future premium taxes.

During 1997 and 1998, the Company participated in a workers’ compensation underwriting pool with a third party insurance company. Both companies share equally in the pool. Collectively, the workers’ compensation business is assumed from over 50 ceding companies and retro-ceded to 15 programs. The business covers risks primarily from the 1997 and 1998 underwriting years but also includes risk from the 1996 underwriting year. There were no reinsurance recoverables on claim liabilities and reserves included in these financial statements related to the workers’ compensation business at both December 31, 2020 and 2019. While not included in these statutory financial statements, the Company is contingently liable for losses incurred by its 50 percent pool participant should that third party become insolvent or otherwise unable to meet its obligations under the pool agreement.

At December 31, 2020 and 2019, the Company had admitted assets of $234 million and $156 million, respectively, in premiums receivable due from policyholders (or agents). The Company routinely evaluates the collectability of these

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

receivables. Based upon Company experience, the potential for any loss is not believed to be material to the Company’s financial condition.

During 2020 and 2019, the Company wrote accident and health insurance premiums that were subject to the risk-sharing provisions of the Affordable Care Act (ACA). However, the Company had no balances for the risk corridors program due to exclusion from the program. There was no financial impact of risk-sharing provisions on assets, liabilities or operations, related to the Permanent ACA Risk Adjustment Program. In addition, there was no financial impact of risk-sharing provisions on assets and liabilities related to the Transitional ACA Reinsurance Program. Under this program, the Company has recorded an insignificant amount in reinsurance recoveries due to ACA Reinsurance payments.

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations, or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

The Company provides products and services that are subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), or the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Plans subject to ERISA include certain pension and profit sharing plans and welfare plans, including health, life and disability plans. As a result, the Company’s activities are subject to the restrictions imposed by ERISA and the Internal Revenue Code, including the requirement under ERISA that fiduciaries must perform their duties solely in the interests of ERISA plan participants and beneficiaries, and that, fiduciaries may not cause a covered plan to engage in certain prohibited transactions. The applicable provisions of ERISA and the Internal Revenue Code are subject to enforcement by the DOL, the Internal Revenue Service (IRS) and the Pension Benefit Guaranty Corporation.

The Company and its distributors are subject to laws and regulations regarding the standard of care applicable to sales of its products and the provision of advice to its customers. In recent years, many of these laws and regulations have been revised or reexamined while others have been newly adopted. The Company continues to closely follow these legislative and regulatory activities. Changes in standard of care requirements or new standards issued by governmental authorities, such as the DOL, the SEC, the NAIC or state regulators and/or legislators, may affect the Company’s businesses, results of operations and financial condition. While the Company cannot predict the long-term impact of these legislative and regulatory developments on the Company’s business, the Company believes its diverse product offerings and distribution relationships position the Company to compete effectively in this evolving marketplace.

The SECURE Act (Setting Every Community Up for a Retirement Enhancement Act) includes a number of provisions aimed at increasing retirement savings, including repealing the maximum age for traditional IRA contributions, increasing the age for required minimum distributions from retirement accounts and incentivizing small businesses to start new retirement plans for employees. SECURE Act was signed into law as part of broader federal legislation on December 20, 2019, with many provisions effective January 1, 2020. Some of the changes in law made by the SECURE Act are complex and still require further regulatory guidance. We have implemented new processes and procedures, where needed, designed to comply with the new requirements.

Business Interruption Insurance Recoveries

The Company did not receive any business interruption insurance recoveries during the periods covered by this statement.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

21. RELATED PARTY TRANSACTIONS

Events Related to AIG Parent

On October 26, 2020, AIG announced its intention to separate its Life & Retirement business from AIG. No decisions have yet been made regarding the structure of the proposed initial disposition of up to a 19.9% interest in the Life and Retirement business. In addition, any separation transaction will be subject to the satisfaction of various conditions and approvals, including approval by the AIG Board of Directors, receipt of insurance and other required regulatory approvals, and satisfaction of any applicable requirements of the Securities and Exchange Commission. No assurance can be given regarding the form that a separation transaction may take or the specific terms or timing thereof, or that a separation will in fact occur. For further information regarding AIG’s announcement, please refer to AIG’s Form 10-K for the year ended December 31, 2020.

AIG Parent continues to execute initiatives focused on organizational simplification, operational efficiency, and business rationalization. In keeping with AIG’s broad and ongoing efforts to transform for long-term competitiveness, AIG Parent recognized restructuring costs of $435 million, $218 million and $395 million of pre-tax restructuring and other costs in 2020, 2019 and 2018, respectively, primarily comprised of employee severance charges.

CARES Act

On March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security (CARES) Act to mitigate the economic impacts of the COVID-19 crisis. This legislation contains multiple provisions, including some that provide greater access to assets held in tax-qualified retirement plans and IRAs for qualifying individuals, which have relevance to the products and services offered by the Company. The relief provided in the CARES Act includes, among others, temporary liberalization of access to distributions and loans, and loan repayment suspension, for eligible individuals in many defined contribution retirement plans; a waiver of the 10% additional tax on qualifying distributions which otherwise applies to early distributions (generally, prior to age 59 1⁄2) from retirement plans and IRAs; and a temporary waiver of required minimum distributions due to be taken in 2020 from retirement plans and IRAs. The Company has implemented an array of forms, processes and procedures to assist in making these provisions available to plan sponsors, plan participants and IRA owners. All of these temporary provisions expired by the end of 2020. Any additional liberalization would require enactment of new legislation.

COVID-19

The impact of COVID-19 crisis is evolving rapidly and will depend upon the scope and duration of the crisis as well as the actions taken by governments, regulators and other third parties in response, all of which are highly uncertain at this time. Please refer to AIG’s Form 10-K for the year ended December 31, 2020, for additional information regarding the impact of this event on AIG and its businesses.

Specific to AIG’s Life & Retirement segment, which includes the Company’s businesses, the most significant impacts relating to COVID-19 have been the impact of interest rate and equity market levels on spread and fee income, and adverse mortality. Additionally, we have a diverse investment portfolio with material exposures to various forms of credit risk. Because of the far reaching economic impacts of COVID-19, it is likely that there will be continued impact on the value of the portfolio; however, at this point in time, uncertainty surrounding the duration and severity of the COVID-19 crisis make the short-term or long-term financial impact difficult to quantify. Our management is actively monitoring the Company’s claims activity and evaluating the potential direct and indirect impacts that COVID-19 may have on the Company’s businesses, operations and investments (including resulting from accommodations if any we may provide to our clients during this crisis).

Additional information on AIG Parent is publicly available in AIG Parent’s regulatory filings with the SEC, which can be found at www.sec.gov. Information regarding AIG Parent as described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Selkirk Transactions

During 2013 and 2014, the Company entered into securitization transactions in which portfolios of the Company’s commercial mortgage loans were transferred to special purpose entities, with the Company retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in certain special purpose entities and cash proceeds from the securitized notes issued to third party investors by other special purpose entities. The transfer was accounted for as a sale and the Company derecognized the commercial mortgage loans transferred. The beneficial interests in loan-backed and structured securities and equity interests received by the Company were initially recognized at fair value as unaffiliated investments, as these securities are non-recourse to the issuer, and interest and principal payments are dependent upon the cash flows from the underlying unaffiliated mortgage loans.

Lighthouse VI

During 2013, the Company, along with an affiliate, executed three transactions in which a portfolio of securities was, in each transaction, transferred into a newly established Common Trust Fund (CTF) in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within the Company’s Representative Security Account (RSA).

In each transaction, a portion of the Company’s securities were transferred to the RSA of the affiliate, VALIC, in exchange for other VALIC securities.

During 2015, the Company transferred securities to two separate CTFs, of which 20% were then transferred to the RSA of VALIC. The transfer was accounted for as a sale by the Company to VALIC. The remaining 80% of the securities were transferred to the Company’s RSA.

Ambrose

During 2013 and 2014, the Company entered into securitization transactions in which the Company transferred portfolios of high grade corporate securities, and structured securities acquired from AIG, to newly formed special purpose entities (the Ambrose entities). As consideration for the transferred securities, the Company received beneficial interests in tranches of structured securities issued by each Ambrose entity. These structured securities were designed to closely replicate the interest and principal amortization payments of the transferred securities.

The Ambrose entities received capital commitments from a non-U.S. subsidiary of AIG, which are guaranteed by AIG. Pursuant to these capital commitments, the promissor will contribute funds to the respective Ambrose entity upon demand.

These capital commitments received by the Ambrose entities range from $300 million to $400 million per entity.

American Home and National Union Guarantees

The Company has a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies the Company issued between March 3, 2003 and December 29, 2006.

The Company, as successor-in-interest to American General Life and Accident Insurance Company (AGLA) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by AGLA between March 3, 2003 and September 30, 2010.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company, as successor-in-interest to SunAmerica Annuity and Life Assurance Company (SAAL) and SunAmerica Life Insurance Company (SALIC) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by SAAL and SALIC between January 4, 1999 and December 29, 2006.

The Company, as successor-in-interest to American General Life Insurance Company of Delaware, formerly known as AIG Life Insurance Company (AIG Life), has a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (National Union), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AIG Life between July 13, 1998 and April 30, 2010.

American Home’s and National Union’s audited statutory financial statements are filed with the SEC in the Company’s registration statements for variable products that are subject to the Guarantees.

Cut-Through Agreement

The Company and AIG Life of Bermuda, Ltd. (“AIGB”) entered into a Cut-through Agreement in which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the TDI. The amount of the retained liability on AIGB’s books related to this agreement was approximately $330,000 at December 31, 2020 and 2019. The Company believes the probability of loss under this agreement is remote. No liability has been recognized in relation to this guarantee due to immateriality.

Affiliate Transactions

During the year ended December 31, 2020, the Company purchased or sold securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business. For additional information regarding purchase and sale transactions involving the Company with an affiliate, please refer to the Company’s Annual Registration Statement and monthly amendments filed with the TDI.

Effective January 1, 2011, AGL entered into a Reinsurance Agreement (AGL-1101) with AGC Life pursuant to which certain blocks of life business issued by AGL were ceded to AGCL. The Reinsurance Agreement was non-disapproved by the TDI and Missouri Department of Insurance. Amendment 29 to the reinsurance agreement was approved by the TDI and MDOI effective December 31, 2020 to add certain term and universal life policies issued by AGL on or after January 1, 2020 to the reinsurance agreement. Amendment 29 will be closed to new business as of December 31, 2021.

On June 2, 2020, in connection with AIG Parent’s completion of the sale of a majority of the interests in Fortitude Group Holdings, LLC, the Company executed an Amended and Restated Modified Coinsurance Agreement (the “Amended and Restated ModCo”) with Fortitude Reinsurance Company, Ltd. (“Fortitude”) with an effective date of June 1, 2020. Fortitude is a wholly owned subsidiary of Fortitude Group Holdings, LLC. The Amended and Restated ModCo amends and restates the Modified Coinsurance Agreement previously executed by the Company with Fortitude in February 2018. Following AIG Parent’s completion of the aforementioned sale, Fortitude is no longer an affiliate of the Company.

On January 2, 2020, AGL sold its Houston Campus properties to an affiliate, 2929 REH, a newly formed limited liability company incorporated in the state of Texas. 2929 REH is owned by AIG Life Holdings, Inc. and Knickerbocker Corporation, a Texas corporation wholly owned by AIG Life Holdings, Inc. The sale of the properties is treated as a sale and leaseback transaction pursuant to SSAP 22R. The gain on sale of $253 million was recognized directly to special surplus funds and will be subsequently amortized to unassigned surplus over a 10 year period. Amortization for the period ending December 31, 2020 was $25 million.

AIG Life Holdings, Inc. issued two senior promissory notes to AGL in the amount of $150 million and $200 million (“2019 Promissory Notes”), respectively in exchange for cash. Each of the promissory notes was supported by a guarantee issued by AIG Parent for the benefit of AGL, with maturity dates of five and four years respectively and interest rates of

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2.52% and 2.40% per year respectively. On December 30, 2019, the TDI issued a letter allowing AGL to record the total amounts due under each promissory note as an admitted asset for the period ending March 31, 2020 and in each subsequent quarter thereafter subject to certain conditions and in accordance with applicable provisions of SSAP 25.

In January 2019, AGL and several of its U.S. insurance company affiliates established AIGGRE U.S. Real Estate Fund III, LP (“U.S. Fund III”), a real estate investment fund managed by AIGGRE. At the closing of U.S. Fund III on January 2, 2019, the Company made a capital commitment to the fund of up to $655 million, which represents approximately 43.7% equity interests in the fund. In connection with the closing of U.S. Fund III, the Company contributed to the fund its interests in certain real estate equity investments with an aggregate fair value of approximately $142.5 million and received a cash payment of approximately $39 million. In December 2020, AGL and several of its U.S. insurance company affiliates sold a portion of their equity interests in U.S. Fund III to third parties. AGL sold equity interests in the fund representing approximately 9.2% of U.S. Fund III to the third parties for a purchase price of approximately $73.2 million. At the close of the sale to the third parties, a portion of the purchase price was paid in cash and the remainder is being paid based on the terms of loan agreements between AGL and the third parties. As of December 31, 2020, after the sale to third parties, the Company’s unfunded capital commitment to U.S. Fund III was approximately $128 million.

In March 2019, the Company and several of its U.S. insurance company affiliates established AIGGRE Europe Real Estate Fund II, LP (“Europe Fund II), a real estate investment fund managed by AIGGRE. In connection with the closing of Europe Fund II, the Company made a capital commitment to the fund of up to $223.4 million (representing an approximately 48.3% equity interest therein), and contributed to the fund a combination of the Company’s interests in certain real estate equity investments (with an aggregate fair value of approximately $6.8 million) and cash (approximately $10.6 million). The Company’s unfunded capital commitment to Europe Fund II upon closing of the fund was approximately $206 million.

In 2018, AGLIC Investments Bermuda Limited, a Bermuda corporation (“AGLIC Bermuda”) was formed by the Company as an investment subsidiary under Texas Insurance Code Section 823.255. The Company made capital contributions of $320 million, $297 million and $105 million in 2020, 2019 and 2018, respectively. AGLIC Bermuda made distributions to the Company of $8 million in 2020 and $0 for 2019 and 2018.

In 2018, the Company and several of its U.S. insurance company affiliates restructured their respective ownership interests in certain real estate equity investments previously originated by an affiliate, AIG Global Real Estate Investment Corp. (including its investment management affiliates, “AIGGRE”), by contributing such interests to three separate real estate investment funds managed by AIGGRE: AIGGRE U.S. Real Estate Fund I, LP (“U.S. Fund I”), AIGGRE U.S. Real Estate Fund II, LP (“U.S. Fund II” and, together with U.S. Fund I, the “U.S. Funds”), and AIGGRE Europe Real Estate Fund I S.C.SP (“Europe Fund I”). The U.S. Funds each closed on November 1, 2018. In connection with the closing of U.S. Fund I, the Company made a capital commitment to the fund of up to $288 million (representing an approximately 24% equity interest therein), and contributed to the fund a combination of the Company’s interests in certain real estate equity investments (with an aggregate fair value of approximately $150.8 million) and cash (approximately $41.7 million). In connection with the closing of U.S. Fund II, the Company made a capital commitment to the fund of up to $675 million (representing approximately 25% equity interest therein), and contributed to the fund the Company’s interests in certain real estate equity investments with an aggregate fair value of approximately $527.4 million and received a cash payment from the fund of approximately $7.4 million. Further, Europe Fund I closed on November 2, 2018. In connection with the closing of Europe Fund I, the Company made a capital commitment to the fund of up to $189.1 million (representing an approximately 29% equity interest therein) and contributed to the fund the Company’s interests in certain real estate equity investments with an aggregate fair value of approximately $143 million and received a cash payment from the fund of approximately $18.9 million.

As a result of these transactions, the Company received equity in the Funds equaling the fair value of the assets transferred. The transfer is accounted for at fair value with any gain deferred until permanence of transfer of risk and rewards can be established. Any loss is recognized immediately, if any. The difference between the carrying value of the assets transferred and consideration received is recorded as a basis difference, which will be admitted subject to applicable limits and amortized over the duration of the Funds.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2020, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $90.7 million, $93.2 million, $128 million, $57.9 million and $229.9 million, respectively.

At December 31, 2019, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $93.9 million, $104.3 million, $396.9 million, $52.7 million and $249.9 million, respectively.

At December 31, 2018, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II and Europe Fund I were approximately $94.9 million, $145.5 million and $86 million, respectively.

In February 2018, the Company executed a Modified Coinsurance (ModCo) Agreement with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), an AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. See Note 15 for additional information regarding this reinsurance transaction.

In October 2017, the Company’s subsidiary, AIG Home Loan 2, transferred a portfolio of U.S. residential mortgage loans with a carrying value of $410 million to a newly formed special purpose vehicle. The transaction involved securitization of the transferred loans and the special purpose vehicle issued residential mortgage-backed securities. The residential mortgage-backed securities purchased by the Company from the special purpose vehicle are accounted for as non-affiliated securities and are valued and reported in accordance with the designation assigned by the NAIC Securities Valuation Office and SSAP 43 - Revised – Loan-Backed and Structured Securities.

In May 2017, the Company’s wholly owned subsidiary, AIG Home Loan 2, LLC, transferred certain residential mortgage loans (RMLs) to the Company as a return of capital distribution. The RMLs were recorded by the Company in the amount of $1.5 billion, which was the loans’ adjusted carrying value at the time of transfer. Prior to the transfer, the RMLs were indirectly owned by the Company through its investment in AIG Home Loan 2, LLC, which was reported on Schedule BA. After the transfer, the RMLs are directly owned by the Company and reported as Schedule B assets.

In February 2017, the Company purchased commercial mortgage loans from certain affiliated AIG domestic property casualty insurance companies for initial cash consideration totaling approximately $843 million, based on the outstanding principal balance of each loan, which was ultimately trued up to fair value based on underlying property appraisals and valuations.

In January and February 2017, the Company purchased investment grade private placement bonds from certain affiliated AIG domestic property casualty insurance companies, at fair market value, for cash consideration totaling approximately $425 million.

Financing Agreements

On January 1, 2015, the Company and certain of its affiliates entered into a revolving loan facility with AIG Parent, in which the Company and each such affiliate can borrow monies from AIG Parent subject to certain terms and conditions. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500 million.

At both December 31, 2020 and 2019, the Company did not have notes payable balance outstanding under this facility.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Investments in Subsidiary, Controlled and Affiliated

The following table presents information regarding the Company’s investments in non-insurance SCA entities as of December 31, 2020:

(in millions)	Gross Amount	Non-admitted Amount	Admitted Asset Amount	Date of NAIC Filing
AIG Inc	$4	$-	$4	June 16, 2020
AGLIC INVESTMENTS BERMUDA LTD.	719	-	719	October 13, 2020
AGL LOAN INVESTMENTS CORPORATION	80	-	80	May 7, 2020
AIG Direct - SER B	4	4	-	NA
AIG Direct - SER A	4	4	-	NA
AIG Direct - NON VOTING	1	1	-	NA
UG Corp COM	2	2	-	NA
AIG LIFE FUNDS HLDGS LTD	22	-	22	December 17, 2020
Sunamerica Affordable Housing LLC	71	71	-	NA
SunAmerica Asset Management LLC	786	-	786	NA
Selkirk No. 1 Investments	9	-	9	NA
Selkirk No. 3A Investments	3	-	3	NA
AIGGRE U.S. Real Estate Fund II, LP	272	-	272	NA
AIGGRE U.S. Real Estate Fund III, LP	292	-	292	NA
AIGGRE Europe Real Estate Fund I S.C.SP	65	-	65	NA
AIGGRE U.S. Real Estate Fund I, LP	64	-	64	NA
AIGGRE Europe Real Estate Fund II LR Feeder, LLC	86	-	86	NA
Total	$2,484	$82	$2,402

Operating Agreements

The Company has investments in a Liquidity Pool in which funds are managed by an affiliate, AIG Parent Capital Management Corporation, in the amount of $823 million and $446 million at December 31, 2020 and 2019, respectively. These funds were reclassified in 2020 to cash equivalents from short-term investments per NAIC guidelines.

Pursuant to service and expense agreements, AIG and affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG or the affiliate providing the service. The Company was charged $100 million and $88 million, as part of the cost sharing expenses attributed to the Company but incurred by AIG and affiliates in 2020 and 2019, respectively. The Company is also party to several other service and/or cost sharing agreements with its affiliates. The Company was charged $43 million, $86 million and $106 million under such agreements for expenses attributed to the Company but incurred by affiliates in 2020, 2019 and 2018, respectively.

Pursuant to an amended and restated investment advisory agreement, the majority of the Company’s invested assets are managed by an affiliate. The investment management fees incurred were $119 million in 2020, $111 million in 2019 and $104 million in 2018, respectively.

The majority of the Company’s Swap agreements are entered into with an affiliated counterparty, AIG Markets, Inc. (See Note 7).

Other

The Company engages in structured settlement transactions, certain of which involve affiliated property and casualty insurance companies that are subsidiaries of AIG Parent. In a structured settlement arrangement, a property and

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity issued by the Company for the ultimate benefit of the claimant. In certain structured settlement arrangements, the affiliated property and casualty insurance company remains contingently liable for the payments to the claimant.

22. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 23, 2021, the date the financial statements were issued.

On February 8, 2021, AIG Life and Retirement announced that SunAmerica Asset Management, LLC (“SAAMCo”) , a subsidiary of the Company, entered into a definitive agreement with Touchstone Investments (“Touchstone”), an indirect wholly-owned subsidiary of Western & Southern Financial Group, to sell certain assets of SAAMCo’s Retail Mutual Funds business. SAAMCO’s Mutual Funds business manages $7.8 billion in assets across eighteen funds as of December 31, 2020, of which twelve funds with $7.5 billion in assets would be proposed to be merged into Touchstone funds in the transaction. The closing is subject to customary approvals and is targeted for mid-2021.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

23. LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS AND STRUCTURED NOTES HOLDINGS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2020 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
61748HJY8	$3,823	$3,626	$197	$3,626	$3,363	03/31/2020
073873AA9	1,006	999	7	999	954	03/31/2020
81744AAA6	576	559	17	559	539	03/31/2020
32051GTX3	1,599	1,591	8	1,591	1,592	03/31/2020
885220HM8	3,754	3,662	92	3,662	3,330	03/31/2020
007036UQ7	1,153	946	207	946	998	03/31/2020
05952DAB4	3,705	3,573	132	3,573	3,434	03/31/2020
00703QAD4	11,308	10,871	437	10,871	10,449	03/31/2020
45254TSM7	11,383	9,327	2,056	9,327	7,880	03/31/2020
92922F8M3	2,026	1,713	313	1,713	1,867	03/31/2020
5899295L8	282	276	6	276	269	03/31/2020
251510CV3	3,107	3,046	61	3,046	2,948	03/31/2020
45254NNP8	3,102	3,036	66	3,036	3,053	03/31/2020
36297TAE2	674	668	6	668	670	03/31/2020
92922FQ43	8,302	7,198	1,104	7,198	7,376	03/31/2020
362341FR5	727	715	12	715	631	03/31/2020
86361WAA9	7,290	7,155	135	7,155	7,272	03/31/2020
45254NML8	1,997	1,936	61	1,936	1,911	03/31/2020
466247TQ6	1,856	1,743	113	1,743	1,771	03/31/2020
12544MAA7	5,522	5,439	83	5,439	5,450	03/31/2020
74923JAE7	5,839	4,512	1,327	4,512	5,564	03/31/2020
35729PPX2	8,466	8,274	192	8,274	7,767	03/31/2020
61744CXM3	9,110	7,462	1,648	7,462	8,516	03/31/2020
86359AET6	3,323	3,208	115	3,208	3,006	03/31/2020
86360QAE5	11,091	10,901	190	10,901	10,762	03/31/2020
74922MAC5	7,097	6,704	393	6,704	6,164	03/31/2020
94984GAD9	679	652	27	652	571	03/31/2020
46630GAH8	5,940	5,817	123	5,817	5,815	03/31/2020
12489WQX5	13,430	13,109	321	13,109	13,213	03/31/2020
68389FHT4	3,768	3,703	65	3,703	3,673	03/31/2020
93364FAD3	4,428	4,208	220	4,208	4,017	03/31/2020
25150WAA2	23,499	22,750	749	22,750	21,361	03/31/2020
04542BGW6	224	222	2	222	221	03/31/2020
12489WHZ0	440	434	6	434	425	03/31/2020
81375WAL0	466	462	4	462	454	03/31/2020
94986DAA0	1,315	1,268	47	1,268	1,089	03/31/2020
92927XAH7	8,679	8,239	440	8,239	8,375	03/31/2020
761118HA9	2,341	2,074	267	2,074	2,043	03/31/2020
74923CAE2	10,432	7,148	3,284	7,148	9,893	03/31/2020
65538PAC2	4,641	2,849	1,792	2,849	4,406	03/31/2020
362290AM0	257	249	8	249	255	03/31/2020
32051GJ48	1,444	1,374	70	1,374	1,314	03/31/2020
466286AA9	5,978	5,740	238	5,740	5,408	03/31/2020
32051GJ55	1,830	1,809	21	1,809	1,626	03/31/2020
55028BAA5	2,699	2,660	39	2,660	2,616	03/31/2020

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
456610AA2	$7,607	$7,261	$346	$7,261	$6,760	03/31/2020
78473WAE3	7,682	7,218	464	7,218	6,984	03/31/2020
007037AB0	7,907	7,765	142	7,765	7,227	03/31/2020
45667QAC5	4,139	4,091	48	4,091	3,980	03/31/2020
61748HLA7	2,528	2,347	181	2,347	2,384	03/31/2020
65537KAX8	4,327	3,862	465	3,862	4,141	03/31/2020
456680AE7	7,855	7,819	36	7,819	7,799	03/31/2020
05539TAQ8	104	71	33	71	86	03/31/2020
881561VZ4	334	332	2	332	329	03/31/2020
84751PBL2	147	146	1	146	144	03/31/2020
92990GAA1	1,085	1,068	17	1,068	1,004	03/31/2020
36228FZA7	727	707	20	707	661	03/31/2020
456680AC1	3,853	3,741	112	3,741	3,494	03/31/2020
466247EC3	639	603	36	603	553	03/31/2020
073879BA5	4,417	4,281	136	4,281	4,099	03/31/2020
881561RR7	1,878	1,741	137	1,741	1,774	03/31/2020
12669EF50	2,644	2,572	72	2,572	2,500	03/31/2020
04541GTN2	8,249	8,111	138	8,111	7,914	03/31/2020
805564PQ8	155	138	17	138	147	03/31/2020
073879CD8	1,398	1,365	33	1,365	1,345	03/31/2020
36185MDS8	678	678	-	678	676	03/31/2020
05949CRW8	1,681	1,595	86	1,595	1,595	03/31/2020
86359BWR8	1,011	988	23	988	914	03/31/2020
466247BE2	437	417	20	417	388	03/31/2020
36228FZB5	172	168	4	168	161	03/31/2020
466247CP6	1,924	1,886	38	1,886	1,615	03/31/2020
466247BG7	132	122	10	122	129	03/31/2020
94984MAB0	1,264	1,223	41	1,223	1,080	03/31/2020
362341ZV4	4,468	4,452	16	4,452	4,366	03/31/2020
36228F4S2	627	607	20	607	534	03/31/2020
68389FKQ6	6,216	6,083	133	6,083	6,136	03/31/2020
41161PSJ3	5,359	5,131	228	5,131	5,210	03/31/2020
007036HZ2	5,763	5,649	114	5,649	5,280	03/31/2020
576433QT6	2,380	2,331	49	2,331	2,267	03/31/2020
02660THY2	13,294	12,952	342	12,952	12,492	03/31/2020
02150TAD2	23,466	22,739	727	22,739	22,893	03/31/2020
02660VAG3	3,507	3,374	133	3,374	3,168	03/31/2020
81744FHV2	2,990	2,860	130	2,860	2,833	03/31/2020
75114GAA7	16,828	16,761	67	16,761	15,982	03/31/2020
93362FAK9	3,415	3,296	119	3,296	3,378	03/31/2020
52523MAC4	5,308	5,131	177	5,131	4,960	03/31/2020
5899297K8	6,497	6,286	211	6,286	6,066	03/31/2020
12669GXQ9	11,721	11,352	369	11,352	11,404	03/31/2020
17025TAR2	862	861	1	861	811	03/31/2020
94983JAG7	5,691	5,530	161	5,530	4,920	03/31/2020
542514SW5	8,316	8,129	187	8,129	8,033	03/31/2020
64352VPQ8	9,160	8,831	329	8,831	8,153	03/31/2020
542514SD7	4,756	4,654	102	4,654	4,067	03/31/2020
12559QAG7	49,491	47,231	2,260	47,231	42,382	03/31/2020
76112BN48	9,655	9,228	427	9,228	8,589	03/31/2020
74978AAE0	5,114	4,851	263	4,851	4,352	03/31/2020
59001FAQ4	3,395	3,328	67	3,328	3,241	03/31/2020
57643LHS8	24,870	23,947	923	23,947	21,943	03/31/2020

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
89176EAC4	$5,111	$5,096	$15	$5,096	$4,488	03/31/2020
43739EBN6	3,745	3,586	159	3,586	3,290	03/31/2020
81745XCC9	3,735	3,691	44	3,691	3,364	03/31/2020
89178BAC8	30,572	30,208	364	30,208	23,789	03/31/2020
74922AAA5	7,802	7,522	280	7,522	7,526	03/31/2020
74922WAA7	7,271	6,964	307	6,964	6,929	03/31/2020
94983RAD6	2,566	2,502	64	2,502	2,532	03/31/2020
073871AA3	4,799	4,214	585	4,214	4,687	03/31/2020
86361GAC0	4,390	3,965	425	3,965	4,243	03/31/2020
83611MGV4	17,189	16,526	663	16,526	15,478	03/31/2020
45256VAA5	8,700	7,491	1,209	7,491	8,145	03/31/2020
45669BAA0	23,106	22,580	526	22,580	21,625	03/31/2020
362341EN5	1,693	1,686	7	1,686	1,686	03/31/2020
92922FQF8	305	301	4	301	302	03/31/2020
12667FFK6	4,625	4,598	27	4,598	4,594	03/31/2020
55027YAD0	917	898	19	898	868	03/31/2020
86358EFJ0	3,888	3,758	130	3,758	3,593	03/31/2020
59024NAA5	8,902	8,502	400	8,502	8,136	03/31/2020
45660NS22	3,301	3,179	122	3,179	2,889	03/31/2020
12667FYS8	370	368	2	368	367	03/31/2020
058928AN2	1,540	1,525	15	1,525	1,494	03/31/2020
881561XM1	1,111	1,102	9	1,102	1,099	03/31/2020
466247ED1	973	848	125	848	937	03/31/2020
466275AA2	1,099	1,085	14	1,085	1,059	03/31/2020
47631WAB3	310	-	310	-	214	03/31/2020
07387AEG6	1,082	1,076	6	1,076	1,047	03/31/2020
75114GAC3	4,749	4,618	131	4,618	4,379	03/31/2020
84751PBK4	2,185	2,123	62	2,123	2,083	03/31/2020
32053AAB2	1,452	1,261	191	1,261	1,283	03/31/2020
45254NRG4	2,783	2,700	83	2,700	2,694	03/31/2020
00764MCG0	1,140	1,087	53	1,087	1,049	03/31/2020
86361EAD3	299	294	5	294	295	03/31/2020
933634AA5	3,411	3,333	78	3,333	3,104	03/31/2020
617505AE2	2,978	2,144	834	2,144	2,699	03/31/2020
16162WMC0	4,839	4,834	5	4,834	4,556	03/31/2020
466247DF7	1,359	1,286	73	1,286	1,171	03/31/2020
59020UDT9	321	308	13	308	308	03/31/2020
32027NGD7	220	210	10	210	193	03/31/2020
45254NJP3	104	102	2	102	95	03/31/2020
126671Z58	1,475	1,463	12	1,463	1,453	03/31/2020
550279AA1	3,949	3,879	70	3,879	3,798	03/31/2020
52525FAC7	2,360	2,350	10	2,350	2,180	03/31/2020
12669ATP9	295	294	1	294	290	03/31/2020
59025JAA3	1,099	1,072	27	1,072	1,002	03/31/2020
125435AA5	1,360	1,323	37	1,323	1,264	03/31/2020
65535VMF2	6,188	6,124	64	6,124	6,005	03/31/2020
12667F4S1	1,394	1,391	3	1,391	1,377	03/31/2020
863579PD4	3,466	3,417	49	3,417	3,303	03/31/2020
12652CBE8	810	791	19	791	740	03/31/2020
693680BK5	252	246	6	246	160	03/31/2020
69374JBU4	166	157	9	157	105	03/31/2020
69372XBS0	274	265	9	265	220	03/31/2020
69372XBQ4	779	768	11	768	699	03/31/2020

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
69372XBT8	$115	$107	$8	$107	$104	03/31/2020
69374XBQ2	696	683	13	683	589	03/31/2020
69374XBT6	95	88	7	88	81	03/31/2020
69375BBQ9	707	697	10	697	597	03/31/2020
69375BBT3	59	54	5	54	52	03/31/2020
693684BR2	891	873	18	873	743	03/31/2020
525221GM3	5,639	5,527	112	5,527	5,613	03/31/2020
02151RAB9	3,441	3,343	98	3,343	3,227	03/31/2020
Quarterly Total	$729,183	$694,300	$34,883	$694,300	$669,546
92927BAA0	$18,349	$18,201	$148	$18,201	$17,008	06/30/2020
39538WGJ1	10,709	10,590	119	10,590	10,066	06/30/2020
92925VAF7	18,617	18,311	306	18,311	17,575	06/30/2020
362341CU1	6,687	6,495	192	6,495	6,232	06/30/2020
94984MAP9	7,800	7,598	202	7,598	6,737	06/30/2020
23242GAD6	45,967	44,902	1,065	44,902	44,662	06/30/2020
126694H27	1,028	1,020	8	1,020	995	06/30/2020
36242D4W0	5,507	5,465	42	5,465	5,256	06/30/2020
07386HJT9	10,360	10,153	207	10,153	9,630	06/30/2020
41162DAD1	27,172	26,733	439	26,733	24,957	06/30/2020
761118MA3	6,632	6,570	62	6,570	5,978	06/30/2020
45662FAD2	3,930	3,852	78	3,852	3,893	06/30/2020
125439AA7	13,922	13,806	116	13,806	12,792	06/30/2020
94985JBP4	1,947	1,907	40	1,907	1,787	06/30/2020
02150AAF8	11,877	11,679	198	11,679	11,394	06/30/2020
126694LE6	924	912	12	912	871	06/30/2020
1266714M5	2,222	2,171	51	2,171	2,025	06/30/2020
07384MG71	4,663	4,591	72	4,591	4,319	06/30/2020
94981VAP2	1,899	1,555	344	1,555	1,585	06/30/2020
939336C92	623	604	19	604	602	06/30/2020
073879BB3	2,599	2,523	76	2,523	2,233	06/30/2020
45254NJN8	438	432	6	432	413	06/30/2020
12669FTC7	1,526	1,452	74	1,452	1,525	06/30/2020
126673XD9	37,629	36,533	1,096	36,533	33,216	06/30/2020
88522WAD5	7,841	7,451	390	7,451	7,108	06/30/2020
466247WT6	11,095	10,936	159	10,936	10,490	06/30/2020
05530VAB5	5,620	5,494	126	5,494	5,150	06/30/2020
12666BAE5	43,021	41,910	1,111	41,910	40,032	06/30/2020
45254NQF7	5,809	5,684	125	5,684	5,348	06/30/2020
23247LAD0	41,117	39,733	1,384	39,733	37,518	06/30/2020
466247PE7	12,132	11,738	394	11,738	11,206	06/30/2020
07401EAE9	13,170	13,033	137	13,033	12,795	06/30/2020
45254TTF1	15,434	14,986	448	14,986	8,697	06/30/2020
46630GBD6	15,723	15,430	293	15,430	14,366	06/30/2020
89175VAC7	26,467	26,389	78	26,389	24,593	06/30/2020
12667FCY9	8,709	8,506	203	8,506	7,984	06/30/2020
81748BCC4	9,512	9,442	70	9,442	8,138	06/30/2020
45254TRP1	1,166	1,149	17	1,149	1,082	06/30/2020
12628KAE2	2,717	2,623	94	2,623	2,593	06/30/2020
46630RAW1	6,468	6,097	371	6,097	4,987	06/30/2020
466247BF9	505	485	20	485	471	06/30/2020
437084AW6	89	88	1	88	82	06/30/2020
05948XTP6	353	317	36	317	310	06/30/2020
05946XJP9	2,033	1,975	58	1,975	2,024	06/30/2020

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
12668BXF5	$2,558	$2,389	$169	$2,389	$2,422	06/30/2020
362669AS2	1,396	1,288	108	1,288	1,098	06/30/2020
225458FM5	4,227	4,116	111	4,116	4,224	06/30/2020
59023PAB9	3,676	3,580	96	3,580	3,441	06/30/2020
Quarterly Total	$483,865	$472,894	$10,971	$472,894	$441,910
3622MSAA0	$1,447	$1,416	$31	$1,416	$1,376	09/30/2020
45255RAB3	28,424	28,174	250	28,174	26,263	09/30/2020
61744CZD1	18,601	18,343	258	18,343	18,806	09/30/2020
16165TBB8	6,796	6,651	145	6,651	6,522	09/30/2020
17180HAA6	165	-	165	-	38	09/30/2020
949789AA9	1,721	1,681	40	1,681	1,545	09/30/2020
93364AAB8	12,688	12,606	82	12,606	11,718	09/30/2020
59020UAY1	826	765	61	765	733	09/30/2020
45660L6N4	15,058	14,409	649	14,409	10,234	09/30/2020
45660LEF2	9,371	9,173	198	9,173	8,889	09/30/2020
12669GW56	1,119	1,087	32	1,087	1,085	09/30/2020
12668BKA0	7,261	7,141	120	7,141	6,775	09/30/2020
12628LAE0	7,674	7,596	78	7,596	5,625	09/30/2020
761118WQ7	5,112	5,077	35	5,077	5,077	09/30/2020
93934FNJ7	45,648	45,295	353	45,295	41,688	09/30/2020
94986QAA1	41,923	40,411	1,512	40,411	37,622	09/30/2020
74928UBZ9	8,920	8,877	43	8,877	8,599	09/30/2020
92922FC22	15,000	14,622	378	14,622	13,284	09/30/2020
16158RAZ9	14,784	14,625	159	14,625	12,832	09/30/2020
16159GAZ2	28,257	28,134	123	28,134	24,651	09/30/2020
46628GAN9	763	744	19	744	722	09/30/2020
466247BW2	337	332	5	332	305	09/30/2020
07387BFZ1	363	48	315	48	50	09/30/2020
25151RAA2	11,065	10,969	96	10,969	10,191	09/30/2020
36242DYH0	1,135	1,041	94	1,041	913	09/30/2020
69372XBR2	1,141	1,127	14	1,127	1,026	09/30/2020
69374XBR0	1,453	1,437	16	1,437	1,202	09/30/2020
Quarterly Total	$287,052	$281,781	$5,271	$281,781	$257,771
88522NAA1	$17,874	$17,604	$270	$17,604	$17,257	12/31/2020
126694JS8	7,360	7,295	65	7,295	7,151	12/31/2020
69374XBS8	573	561	12	561	489	12/31/2020
69375BBS5	471	459	12	459	417	12/31/2020
69375BBR7	1,410	1,394	16	1,394	1,206	12/31/2020
693684BS0	2,044	2,033	11	2,033	1,698	12/31/2020
693684BT8	681	666	15	666	546	12/31/2020
693684BU5	314	305	9	305	300	12/31/2020
949831BJ9	21,219	21,121	98	21,121	20,233	12/31/2020
22544QAH2	286	128	158	128	238	12/31/2020
59022HLP5	254	128	126	128	133	12/31/2020
94984DAC8	221	149	72	149	220	12/31/2020
07384YPN0	42	39	3	39	40	12/31/2020
32051GJ89	115	91	24	91	115	12/31/2020
466247GJ6	616	593	23	593	612	12/31/2020
362341WZ8	4,005	3,971	34	3,971	3,949	12/31/2020
16163LAA0	958	943	15	943	905	12/31/2020
5899296S2	922	905	17	905	861	12/31/2020
94986KAA4	9,568	9,471	97	9,471	8,642	12/31/2020
41161PJX2	3,920	3,594	326	3,594	3,599	12/31/2020

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
31359UPW9	$1,301	$1,093	$208	$1,093	$878	12/31/2020
92922FEC8	2,878	2,841	37	2,841	2,830	12/31/2020
07383UGB5	8,829	8,305	524	8,305	8,270	12/31/2020
2254W0JD8	995	928	67	928	760	12/31/2020
126673XB3	169	168	1	168	168	12/31/2020
22541QR79	9,480	9,435	45	9,435	8,853	12/31/2020
5899296T0	597	565	32	565	518	12/31/2020
59020UEZ4	2,718	2,679	39	2,679	2,413	12/31/2020
02149QAA8	55,272	53,414	1,858	53,414	52,224	12/31/2020
74160MCZ3	351	348	3	348	347	12/31/2020
466247KL6	229	99	130	99	225	12/31/2020
59549RAG9	2,233	2,223	10	2,223	2,450	12/31/2020
004421MW0	15,175	15,064	111	15,064	14,843	12/31/2020
05946XMG5	1,084	972	112	972	1,211	12/31/2020
126380AU8	4,070	3,524	546	3,524	2,454	12/31/2020
25157GBB7	42,069	41,009	1,060	41,009	40,249	12/31/2020
03215PCV9	469	466	3	466	467	12/31/2020
22541SGR3	883	878	5	878	905	12/31/2020
74160MHE5	308	306	2	306	314	12/31/2020
69371VBH9	1,233	1,220	13	1,220	1,463	12/31/2020
Quarterly Total	$223,196	$216,987	$6,209	$216,987	$210,453
		Year-end total	$57,334

None of the structured notes held by the Company are defined as a Mortgage-Referenced Security by the IAO.

Supplemental Information

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

(in millions)	December 31, 2020
Investment income earned:
Government bonds	$87
Other bonds (unaffiliated)	4,754
Bonds of affiliates	9
Preferred stocks (unaffiliated)	9
Common stocks (unaffiliated)	4
Common stocks of affiliates	6
Cash and short-term investments	34
Mortgage loans	901
Real estate	5
Contract loans	78
Other invested assets	288
Derivative instruments	90
Miscellaneous income	6
Gross investment income	$6,271

Real estate owned - book value less encumbrances	$9

Mortgage loans - book value:
Commercial mortgages	$20,451
Residential mortgages	762
Mezzanine loans	355
Affiliated commercial mortgages	84
Total mortgage loans	$21,652

Mortgage loans by standing - book value:
Good standing	$21,386
Good standing with restructured terms	229
Interest overdue more than 90 days, not in foreclosure	36
Foreclosure in process	1
Total mortgage loans	$21,652

Partnerships - statement value	$5,295

Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Bonds	$350
Common stocks	825

Bonds, short-term and cash equivalent bond investments by class and maturity:
Bonds, short-term and cash equivalent bond investments by maturity - statement value:
Due within one year or less	$7,265
Over 1 year through 5 years	23,862
Over 5 years through 10 years	25,805
Over 10 years through 20 years	16,010
Over 20 years	32,253
Total maturity	$105,195

Bonds, short-term and cash equivalent bond investments by class - statement value:
Class 1	$59,270
Class 2	38,253
Class 3	4,729
Class 4	2,259
Class 5	575
Class 6	109
Total by class	$105,195

Total bonds, short-term and cash equivalent bond investments publicly traded	$63,821
Total bonds, short-term and cash equivalent bond investments privately placed	41,374

Preferred stocks - statement value	$85
Common stocks - market value	1,019
Short-term investments - book value	168
Cash equivalents - book value	961
Options, caps and floors owned - statement value	866
Collar, swap and forward agreements open - statement value	(128)
Futures contracts open - current value	(1)
Cash on deposit	(70)

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (Continued)

(in millions)	December 31, 2020
Life insurance in-force:
Industrial	$757
Ordinary	78,784
Credit	-
Group	4,161

Amount of accidental death insurance in-force under ordinary policies	4,930,682

Life insurance policies with disability provisions in-force:
Industrial	205
Ordinary	40,179
Group life	42

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	735
Income payable	381

Ordinary - involving life contingencies:
Amount on deposit	248
Income payable	81

Group - not involving life contingencies:
Amount on deposit	1
Annuities:
Ordinary:
Immediate - amount of income payable	$1,380
Deferred, fully paid - account balance	56,393
Deferred, not fully paid - account balance	36,758

Group:
Amount of income payable	470
Fully paid - account balance	569
Not fully paid - account balance	21,446

Accident and health insurance - premiums in-force:
Other	$84
Group	-
Credit	-
Deposit funds and dividend accumulations:
Deposit funds - account balance	$7,844
Dividend accumulations - account balance	537

Claim payments in 2020:
Group accident & health:
2020	$65
2019	111
2018	612
2017	25,891
2016	102,394
Prior	330,647

Other accident & health:
2020	(98,877)
2019	(36,642)
2018	25,003
2017	125,078
2016	257,559
Prior	640,044

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

DECEMBER 31, 2020

(in millions)

1.  The Company’s total admitted assets as of December 31, 2020 are $205.2 billion.

The Company’s total admitted assets, excluding separate accounts, as of December 31, 2020 are $142.1 billion.

2.  Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Senior Direct Lending Program LLC	BONDS	$847	0.60%
b.	AIG Global Real Estate Investment Corp	OIA RE	808	0.60
c.	SUNAMERICA INVESTMENT INC.	OIA	786	0.60
d.	Carlyle Group	OIA	725	0.50
e.	Duke Energy Corporation	BONDS	584	0.40
f.	Oracle Corporation	BONDS	581	0.40
g.	CVS Health Corporation	BONDS	569	0.40
h.	Microsoft Corporation	BONDS	555	0.40
i.	Exelon Corporation	BONDS	538	0.40
j.	Anheuser-Busch InBev NV/SA	BONDS	518	0.40

3.  The Company’s total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments			Preferred Stocks
NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC - 1	$59,270	41.70%	P/RP - 1	$68	-%
NAIC - 2	38,253	26.90	P/RP - 2	14	-
NAIC - 3	4,729	3.30	P/RP - 3	-	-
NAIC - 4	2,259	1.60	P/RP - 4	-	-
NAIC - 5	575	0.40	P/RP - 5	3	-
NAIC - 6	109	0.10	P/RP - 6	-	-

4.  Assets held in foreign investments:

		Amount	Percentage of Total Admitted Assets
a.	Total admitted assets held in foreign investments	$25,842	18.20%
b.	Foreign currency denominated investments	8,727	6.10
c.	Insurance liabilities denominated in that same foreign currency	-	-

5.  Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$22,914	16.10%
b.	Countries rated NAIC - 2	2,140	1.50
c.	Countries rated NAIC - 3 or below	788	0.60

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

6. Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1
Country 1: United Kingdom	$7,232	5.10%
Country 2: Cayman Islands	2,652	1.90
b. Countries rated NAIC - 2
Country 1: Mexico	579	0.40
Country 2: Peru	320	0.20
c. Countries rated NAIC - 3 or below
Country 1: Turkey	116	0.10
Country 2: South Africa	79	0.10

7. Aggregate unhedged foreign currency exposure:

	Amount	Percentage of Total Admitted Assets
Aggregate unhedged foreign currency exposure	$8,727	6.10%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1	$8,716	6.10%
b. Countries rated NAIC - 2	5	-
c. Countries rated NAIC - 3 or below	6	-

9. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1
Country 1: United Kingdom	$4,971	3.50%
Country 2: Ireland	1,367	1.00
b. Countries rated NAIC - 2
Country 1: Peru	3	-
Country 2: Mexico	2	-
c. Countries rated NAIC - 3 or below
Country 1: Turkey	2	-
Country 2: South Africa	2	-

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

10.  Ten largest non-sovereign (i.e. non-governmental) foreign issues:

		NAIC Rating	Amount	Percentage of Total Admitted Assets
a.	5555180 DK Resi Holdco I ApS	Mortgage Loan	$361	0.30%
b.	5555207 BAILEY ACQUISITIONS LIMITED	Mortgage Loan	350	0.20
c.	5555143 GS LONDON PORTFOLIO II UNIT TRUST	Mortgage Loan	286	0.20
d.	5555161 Atlantic Estates Limited	Mortgage Loan	274	0.20
e.	5555184 The Arch Company Properties L.P.	Mortgage Loan	273	0.20
f.	5555093 The Blanchardstown Fund, a sub fund of BRE Ireland Retail Fu	Mortgage Loan	255	0.20
g.	Banco Santander, S.A.	NAIC 1 & 2	244	0.20
h.	5555187 GET LIVING LONDON EV HOLDCO LIMITED	Mortgage Loan	237	0.20
i.	5555164 BASILDON PROPERTIES LIMITED	Mortgage Loan	235	0.20
j.	5555138 Victory House (2017) Limited	Mortgage Loan	234	0.20

11.  Assets held in Canadian investments are less than 2.5% of the reporting entity’s total admitted assets.

12.  Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company’s total admitted assets.

13.  The Company’s admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

		Amount	Percentage of Total Admitted Assets
a.	AIG Global Real Estate Investment Corp	$786	0.60%
b.	Sunamerica Investment Inc.	786	0.60
c.	Carlyle Group	725	0.50
d.	Think Investments LLC	197	0.10
e.	MS Term Facility	195	0.10
f.	Teachers Insurance and Annuity Association of America	190	0.10
g.	AIG Home Loan	140	0.10
h.	Federal Home Loan Banks	139	0.10
i.	Northwestern Mutual Life Insurance Company, The	124	0.10
j.	Marina	119	0.10

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

14.  Assets held in nonaffiliated, privately placed equities:

		Amount	Percentage of Total Admitted Assets
Aggregate statement value of investment held in nonaffiliated, privately placed equities:		$1,564	1.10%

Largest three investments held in nonaffiliated, privately placed equities:
a.	Carlyle Alternative Opportunities Fund L.P.	$270	0.20
b.	Think Investments Fund LP	197	0.10
c.	MS Term Facility	195	0.10

Ten largest fund managers:

Fund Manager		Total Invested	Diversified	Non- diversified
a.	AIG Global Real Estate Investment Corp	$808	$-	$808
b.	SUNAMERICA INVESTMENT INC.	786	-	786
c.	Carlyle Group	725	725	-
d.	Think Investments LLC	197	197	-
e.	MS Term Facility	195	195	-
f.	TEACHERS INSUR & ANNUITY	190	190	-
g.	AIG Home Loan	140	-	140
h.	NORTHWESTERN MUTUAL LIFE	124	124	-
i.	Marina	119	119	-
j.	NATIONWIDE MUTUAL INSURA	107	107	-

15.  Assets held in general partnership interests are less than 2.5 percent of the Company’s total admitted assets.

16.  Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

		Amount	Percentage of Total Admitted Assets
a.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY	$366	0.30%
b.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555180, DK	361	0.30
c.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555207, GBR	350	0.20
d.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR	286	0.20
e.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555161, GBR	274	0.20
f.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555184, GBR	273	0.20
g.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002711, NJ	265	0.20
h.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555093, IRL	255	0.20
i.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002507, NY	255	0.20
j.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555187, GBR	237	0.20

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Amount	Percentage of Total Admitted Assets
a.	Construction loans	$1,365	1.00%
b.	Mortgage loans over 90 days past due	36	-
c.	Mortgage loans in the process of foreclosure	1	-
d.	Mortgage loans foreclosed	-	-
e.	Restructured mortgage loans	229	0.20

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
Loan-to-Value		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a.	above 95%	$2	-%	$204	0.10%	$-	-%
b.	91% to 95%	9	-	45	-	-	-
c.	81% to 90%	46	-	270	0.20	-	-
d.	71% to 80%	200	0.10	777	0.50	-	-
e.	below 70%	504	0.40	19,321	13.60	-	-

18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company’s total admitted assets.

19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company’s total admitted assets.

20. The Company’s total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Securities lending (do not include assets
	held as collateral for such transactions)	$1,320	0.90%	$1,198	$1,355	$1,275
b.	Repurchase agreements	114	0.10	88	156	408
c.	Reverse repurchase agreements	-	-	-	-	-
d.	Dollar repurchase agreements	-	-	-	-	-
e.	Dollar reverse repurchase agreements	-	-	-	-	-

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

21. The Company’s potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written
	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. Hedging	$-	-%	$-	-%
b. Income generation	-	-	-	-
c. Other	-	-	-	-

22. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$830	0.60%	$570	$687	$758
b. Income generation	-	-	-	-	-
c. Replications	-	-	-	-	-
d. Other	-	-	-	-	-

23. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$205	0.10%	$147	$228	$176
b. Income generation	-	-	-	-	-
c. Replications	-	-	-	-	-
d. Other	-	-	-	-	-

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2020

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement

Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. governments	$1,576	1.1%	$1,576	$-	$1,576	1.1%
All other governments	3,007	2.2	3,007	-	3,007	2.2
U.S. states, territories and possessions, etc. guaranteed	379	0.3	379	-	379	0.3
U.S. political subdivisions of states, territories, and possessions, guaranteed	338	0.2	338	-	338	0.2
U.S. special revenue and special assessment obligations, etc. non-guaranteed	8,300	6.0	8,300	-	8,300	6.0
Industrial and miscellaneous	87,640	63.5	87,640	-	87,640	63.5
Hybrid securities	582	0.4	582	-	582	0.4
Parent, subsidiaries and affiliates	350	0.3	350	-	350	0.3
SVO identified funds	-	-	-	-	-	-
Unaffiliated Bank loans	2,848	2.1	2,848	-	2,848	2.1
Total long-term bonds	105,020	76.1	105,020	-	105,020	76.1
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	85	0.1	85	-	85	0.1
Parent, subsidiaries and affiliates	-	-	-	-	-	-
Total preferred stocks	85	0.1	85	-	85	0.1
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	5	-	5	-	5	-
Industrial and miscellaneous Other (Unaffiliated)	139	0.1	139	-	139	0.1
Parent, subsidiaries and affiliates Publicly traded	4	-	4	-	4	-
Parent, subsidiaries and affiliates Other	832	0.6	821	-	821	0.6
Mutual funds	50	-	50	-	50	-
Total common stocks	1,030	0.7	1,019	-	1,019	0.7
Mortgage loans:
Farm mortgages	-	-	-	-	-	-
Residential mortgages	762	0.6	762	-	762	0.6
Commercial mortgages	20,535	14.9	20,535	-	20,535	14.9
Mezzanine real estate loans	355	0.3	355	-	355	0.3
Total valuation allowance	(274)	(0.2)	(274)	-	(274)	(0.2)
Total mortgage loans	21,378	15.6	21,378	-	21,378	15.6
Real estate:
Properties occupied by company	6	-	6	-	6	-
Properties held for production of income	3	-	3	-	3	-
Properties held for sale	-	-	-	-	-	-
Total real estate	9	-	9	-	9	-
Cash, cash equivalents and short-term investments:
Cash	(70)	(0.1)	(70)	1,295	1,225	0.9
Cash equivalents	961	0.7	961	397	1,358	1.0
Short-term investments	168	0.1	168	-	168	0.1
Total cash, cash equivalents and short-term investments	1,059	0.7	1,059	1,692	2,751	2.0
Contract loans	1,254	0.9	1,235	-	1,235	0.9

Derivatives	975	0.7	975	-	975	0.7

Other invested assets	5,410	3.9	5,295	-	5,295	3.8

Receivables for securities	106	0.1	106	-	106	0.1

Securities Lending	1,692	1.2	1,692	XXX	XXX	XXX

Other invested assets	55	-	55	-	55	-

Total invested assets	$138,073	100.0%	$137,928	$1,692	$137,928	100%

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2020

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply:             ________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes [ ] No [ ] N/A [ X ]

2.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply:             ________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes [ ] No [ ] N/A [ X ]

3.

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes [ ] No [ X ]

4.

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes [ ] No [ X ]		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ X ] No [ ]		No

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2020

5.

Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a) Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes [ ] No [ X ] N/A [ ]

(b) Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes [ ] No [ X ] N/A [ ]

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below: